                                                                             UNITED STATES

                                                        SECURITIES AND EXCHANGE COMMISSION

                                                                    WASHINGTON, D.C. 20549

                                                                                 FORM N-PX

                                                      ANNUAL REPORT OF PROXY VOTING RECORD

                                                                                        OF

                                                REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                    811-3916

  NAME OF REGISTRANT:                                                    VANGUARD SPECIALIZED FUNDS

  ADDRESS OF REGISTRANT:                                              PO BOX 2600, VALLEY FORGE, PA 19482

  NAME AND ADDRESS OF AGENT FOR SERVICE:              HEIDI STAM

                                                                                           PO BOX 876

                                                                                           VALLEY FORGE, PA 19482

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (610) 669-1000

  DATE OF FISCAL YEAR END:                                          JANUARY 31

  DATE OF REPORTING PERIOD:                                        JULY 1, 2009 - JUNE 30, 2010

  FUND:   VANGUARD ENERGY FUND

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  ISSUER:                  ALBERTA ENERGY LTD

  TICKER:                  N/A                 CUSIP:   292505104

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Peter A. Dea as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of Randall K. Eresman as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Claire S. Farley as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Fred j. Fowler as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Barry W. Harrison as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of  Suzanne P. Nimocks as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of David P. O'Brien as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of  Jane L. Peverett as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Allan P. Sawin as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Bruce G. Waterman as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Clayton H. Woitas  as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP as the Auditors at a remuneration

PROPOSAL #3: Amend and Reconfirm the Shareholder                ISSUER            YES             FOR                  FOR

rights plan

PROPOSAL #4: Approve to confirm the amendments to By-        ISSUER            YES             FOR                  FOR

law No.1

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  ISSUER:                  ANADARKO PETROLEUM CORPORATION

  TICKER:                  APC                 CUSIP:   032511107

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: H. PAULETT                   ISSUER            YES             FOR                  FOR

EBERHART

PROPOSAL #1B: ELECTION OF DIRECTOR: PRESTON M. GEREN         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES T. HACKETT         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT AUDITORS.

PROPOSAL #03: STOCKHOLDER PROPOSAL - AMENDMENT TO          SHAREHOLDER        YES         ABSTAIN           AGAINST

NON-DISCRIMINATION POLICY.

PROPOSAL #04: STOCKHOLDER PROPOSAL - AMENDMENT TO BY-   SHAREHOLDER        YES         AGAINST               FOR

LAWS: REIMBURSEMENT OF PROXY EXPENSES.

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  ISSUER:                  APACHE CORPORATION

  TICKER:                  APA                 CUSIP:   037411105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: EUGENE C. FIEDOREK      ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: PATRICIA ALBJERG         ISSUER            YES             FOR                  FOR

GRAHAM

PROPOSAL #03: ELECTION OF DIRECTOR: F.H. MERELLI                ISSUER            YES             FOR                  FOR

PROPOSAL #04: RATIFICATION OF ERNST & YOUNG AS                   ISSUER            YES             FOR                  FOR

APACHE'S INDEPENDENT AUDITORS.

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  ISSUER:                  ARCH COAL, INC.

  TICKER:                  ACI                 CUSIP:   039380100

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRIAN J. JENNINGS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN F. LEER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT G. POTTER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THEODORE D. SANDS                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: APPROVAL OF AN AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE ARCH COAL, INC. 1997 STOCK

PROPOSAL #04: SECTION 162(M) APPROVAL OF ARCH COAL,          ISSUER            YES             FOR                  FOR

INC.'S  INCENTIVE COMPENSATION PLAN FOR EXECUTIVE

OFFICERS

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  ISSUER:                  BAKER HUGHES INCORPORATED

  TICKER:                  BHI                 CUSIP:   057224107

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE ISSUANCE OF              ISSUER            YES             FOR                  FOR

SHARES OF BAKER HUGHES COMMON STOCK PURSUANT TO THE

AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 30,

2009, BY AND AMONG BAKER HUGHES INCORPORATED, BSA

ACQUISITION LLC AND BJ SERVICES COMPANY (AS IT MAY BE

 AMENDED FROM TIME TO TIME).

PROPOSAL #02: PROPOSAL TO APPROVE THE AMENDMENT TO            ISSUER            YES             FOR                  FOR

THE BAKER HUGHES INCORPORATED 2002 DIRECTOR & OFFICER

 LONG-TERM INCENTIVE PLAN.

PROPOSAL #03: PROPOSAL TO APPROVE THE AMENDMENT TO            ISSUER            YES             FOR                  FOR

THE BAKER HUGHES INCORPORATED 2002 EMPLOYEE LONG-TERM

 INCENTIVE PLAN.

PROPOSAL #04: ANY PROPOSAL TO AUTHORIZE THE BAKER              ISSUER            YES             FOR                  FOR

HUGHES BOARD OF DIRECTORS, IN ITS DISCRETION, TO

ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES

IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE

ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL

MEETING.

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  ISSUER:                  BAKER HUGHES INCORPORATED

  TICKER:                  BHI                 CUSIP:   057224107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LARRY D. BRADY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLARENCE P. CAZALOT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHAD C. DEATON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD P. DJEREJIAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY G. FERNANDES                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAIRE W. GARGALLI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PIERRE H. JUNGELS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES A. LASH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. LARRY NICHOLS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. JOHN RILEY, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES L. WATSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.W. STEWART**                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. PAYNE**                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2010

PROPOSAL #03: MANAGEMENT PROPOSAL NO. 1 REGARDING THE        ISSUER            YES             FOR                  FOR

 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION THAT WOULD, SUBJECT TO ANY LIMITATIONS

THAT MAY BE IMPOSED IN THE BYLAWS, REQUIRE OUR

CORPORATE SECRETARY TO CALL SPECIAL STOCKHOLDER

MEETINGS FOLLOWING A REQUEST FROM THE HOLDERS OF 25%

OF OUR VOTING STOCK

PROPOSAL #04: STOCKHOLDER PROPOSAL NO. 1 REGARDING        SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE STANDARD FOR DIRECTOR ELECTIONS

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  ISSUER:                  BANPU PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y0697Z111

  MEETING DATE:      4/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the minutes of the AGM for          ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #2: Acknowledge the performance of the                 ISSUER            YES             FOR                  FOR

Company for the year 2009 and adopt the Directors'

report for the performance of the Company for the YE

on 31 DEC 2009

PROPOSAL #3: Approve the balance sheet and the                  ISSUER            YES             FOR                  FOR

profit and loss statements for the YE on 31 DEC 2009

PROPOSAL #4: Approve the distribution of annual                 ISSUER            YES             FOR                  FOR

profits

PROPOSAL #5.a: Approve the appointments of Directors         ISSUER            YES             FOR                  FOR

in place of those retiring by rotation

PROPOSAL #5.b: Approve the Directors' remunerations           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Appointment of the Company's Auditor and        ISSUER            YES             FOR                  FOR

 approve to fix his/her remuneration

PROPOSAL #7: Other businesses                                                  ISSUER            YES         AGAINST           AGAINST

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  ISSUER:                  BG GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1245Z108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the        ISSUER            YES             FOR                  FOR

 Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

BG Group plc annual report and accounts for the YE 31

 DEC 2009

PROPOSAL #3.: Declare a final dividend in respect of         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009 of 6.73 pence per ordinary share

payable on 21 MAY 2010 to holders of ordinary shares

on the register of shareholders of the Company at the

 close of business on 16 APR 2010

PROPOSAL #4.: Election of Mark Seligman as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Peter Backhouse as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #6.: Re-elect Lord Sharman as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires by rotation

PROPOSAL #7.: Re-elect Philippe Varin, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #9.: Authorize the Audit Committee to                   ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #10.: Authorize the Company, with Sections          ISSUER            YES             FOR                  FOR

366 and 367 of the Companies Act 2006 [the Act], and

all Companies which are subsidiaries of the Company

during the period when this resolution has effect to;

 make political donations to political parties or

independent election candidates up to a total

aggregate amount of GBP15,000; make political

donations to political organisations other than

political parties up to a total aggregate amount of

GBP 15,000; and incur political expenditure up to a

total aggregate amount of GBP 20,000; [Authority

expires at the conclusion of the next AGM of the

Company]; provided that, in any event, the total

aggregate amount of all political donations and

political expenditure incurred by the Company and its

 subsidiaries in such period shall not exceed GBP

50,000; for the purposes of this resolution,

'political donations', 'political organisations',

'political parties' and 'political expenditure' shall

 have the meanings given to them in Sections 363 to

365 of the Act

PROPOSAL #11.: Authorize the Directors in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Act to exercise all the

powers of the Company to allot shares in the Company

and to grant rights to subscribe for, or to convert

any security into, shares in the Company [Rights]; up

 to an aggregate nominal amount of GBP 115,641,305;

and up to a further aggregate nominal amount of

112,536,365 provided that [i] they are equity

securities [within the meaning of Section 560[1] of

the Act], and [ii] they are offered by way of a

rights issue to holders of ordinary shares on the

register of Members at such record date as the

Directors may determine where the equity securities

respectively attributable to the interests of the

ordinary shareholders are proportionate [as nearly as

 may be practicable] to the respective numbers of

ordinary shares held or deemed to be held by them on

any such record date end to other holders of equity

securities entitled to participate therein, subject

to such exclusions or other arrangements as the

Directors may deem necessary or expedient to deal

with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; [Authority expires at the

conclusion of the next AGM of the Company]; the

Directors shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require shares to be allotted or

Rights to be granted after such expiry and the

Directors shall be entitled to allot shares and grant

 Rights pursuant to any such offer or agreement as if

 this authority had not expired; and all unexercised

authorities previously granted to the Directors to

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Act to allot equity

securities [within the meaning of Section 560 of the

Act] for cash either pursuant to the authority

conferred by Resolution 11 above or by way of a sale

of treasury shares as if Section 561[1] of the Act

did not apply to any such allotment provided that

this power shall be limited to: the allotment of

equity securities in connection with an offer of

securities [but in the case of the authority granted

under paragraph II of the Resolution 11 by way of a

rights issue only] in favour of the holders of

ordinary shares on the register of Members at such

record date as the Directors may determine and other

persons entitled to participate therein, where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate [as nearly as may be practicable] to

the respective number of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment [otherwise than

pursuant to sub-paragraph I of this Resolution 12] to

 any person or persons of equity securities up to an

aggregate nominal amount of GBP16,880,454; and shall

expire upon the expiry of the general authority

conferred by Resolution 11 above, the Directors shall

 be entitled to make offers or agreements before the

expiry of such power which would or might require

equity securities to be allotted after such expiry

and the Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases [within the meaning of Section 693[4] of

the Act] of ordinary shares of 10 pence each of the

Company on such terms and in such manner as the

Directors may from time to time determine, provided

that: the maximum number of ordinary shares hereby

authorized to be acquired is 337,609,096 representing

 approximately 10% of the issued ordinary share

capital of the Company as at 10 MAR 2010; the minimum

 price that may be paid for any such ordinary share

is 10 pence, the nominal value of that share; the

maximum price that may be paid for any such ordinary

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

ordinary share is contracted to be purchased;

[Authority expires at the conclusion of the next AGM

of the Company]; and the Company may make a contract

to purchase its ordinary shares under the authority

hereby conferred prior to the expiry of such

authority, which contract will or may be executed

wholly or partly after the expiry of such authority,

and may purchase its ordinary shares in pursuance of

PROPOSAL #S.14: Approve the general meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice

PROPOSAL #S.15: Approve and adopt, with effect from          ISSUER            YES             FOR                  FOR

the conclusion of the AGM, the Articles of

Association contained in the document produced to the

 Meeting and signed by the Chairman for the purposes

of identification as the new Articles of Association

of the Company in substitution for, and to the

exclusion of, the Articles of Association of the

Company in effect immediately prior to that time

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  ISSUER:                  BHARAT PETROLEUM CORP LTD

  TICKER:                  N/A                 CUSIP:   Y0882Z116

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit &         ISSUER            YES             FOR                  FOR

loss account for the YE 31 MAR 2009, the balance

sheet as at that date and the reports of the Board of

 Directors and the Statutory Auditors and the

comments of the Comptroller & the Auditor General of

India, thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Prof. N. Venkiteswaran as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation in pursuance of

Section 256 of the Companies Act, 1956

PROPOSAL #4.: Re-appoint Shri. P. K. Sinha,                        ISSUER            YES             FOR                  FOR

Additional Secretary & Financial Advisor, Ministry of

 Petroleum and Natural Gas, as a Director, who

retires by rotation in pursuance of Section 256 of

the Companies Act, 1956

PROPOSAL #5.: Appoint, pursuant to Section 257 and            ISSUER            YES             FOR                  FOR

other applicable provisions, if any, of the companies

 Act, 1956, Shri T. Balakrishnan, Principal

Secretary, Industries & Commerce and Government of

Kerala as a Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON LIMITED

  TICKER:                  BHP                 CUSIP:   088606108

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RECEIVE THE 2009 FINANCIAL                        ISSUER            YES             FOR                  FOR

STATEMENTS AND REPORTS FOR BHP BILLITON LIMITED AND

BHP BILLITON PLC

PROPOSAL #02: TO RE-ELECT MR CARLOS CORDEIRO AS A              ISSUER            YES             FOR                  FOR

DIRECTOR OF BHP BILLITON LIMITED AND BHP BILLITON PLC

PROPOSAL #03: TO RE-ELECT MR DAVID CRAWFORD AS A                ISSUER            YES             FOR                  FOR

DIRECTOR OF BHP BILLITON LIMITED AND BHP BILLITON PLC

PROPOSAL #04: TO RE-ELECT THE HON E GAIL DE PLANQUE          ISSUER            YES             FOR                  FOR

AS A DIRECTOR OF BHP BILLITON LIMITED AND BHP

PROPOSAL #05: TO RE-ELECT MR MARIUS KLOPPERS AS A              ISSUER            YES             FOR                  FOR

DIRECTOR OF BHP BILLITON LIMITED AND BHP BILLITON PLC

PROPOSAL #06: TO RE-ELECT MR DON ARGUS AS A DIRECTOR         ISSUER            YES             FOR                  FOR

OF BHP BILLITON LIMITED AND BHP BILLITON PLC

PROPOSAL #07: TO ELECT MR WAYNE MURDY AS A DIRECTOR          ISSUER            YES             FOR                  FOR

OF BHP BILLITON LIMITED AND BHP BILLITON PLC

PROPOSAL #08: TO REAPPOINT KPMG AUDIT PLC AS THE                ISSUER            YES             FOR                  FOR

AUDITOR OF BHP BILLITON PLC

PROPOSAL #09: TO RENEW THE GENERAL AUTHORITY TO ISSUE        ISSUER            YES             FOR                  FOR

 SHARES IN BHP BILLITON PLC

PROPOSAL #10: TO RENEW THE DISAPPLICATION OF PRE-               ISSUER            YES             FOR                  FOR

EMPTION RIGHTS IN BHP BILLITON PLC

PROPOSAL #11: TO APPROVE THE REPURCHASE OF SHARES IN         ISSUER            YES             FOR                  FOR

BHP BILLITON PLC

PROPOSAL #12A: TO APPROVE THE CANCELLATION OF SHARES         ISSUER            YES             FOR                  FOR

IN BHP BILLITON PLC HELD BY BHP BILLITON LIMITED ON

30 APRIL 2010

PROPOSAL #12B: TO APPROVE THE CANCELLATION OF SHARES         ISSUER            YES             FOR                  FOR

IN BHP BILLITON PLC HELD BY BHP BILLITON LIMITED ON

17 JUNE 2010

PROPOSAL #12C: TO APPROVE THE CANCELLATION OF SHARES         ISSUER            YES             FOR                  FOR

IN BHP BILLITON PLC HELD BY BHP BILLITON LIMITED ON

15 SEPTEMBER 2010

PROPOSAL #12D: TO APPROVE THE CANCELLATION OF SHARES         ISSUER            YES             FOR                  FOR

IN BHP BILLITON PLC HELD BY BHP BILLITON LIMITED ON

11 NOVEMBER 2010

PROPOSAL #13: TO APPROVE THE 2009 REMUNERATION REPORT        ISSUER            YES             FOR                  FOR

PROPOSAL #14: TO APPROVE THE GRANT OF AWARDS TO MR            ISSUER            YES             FOR                  FOR

MARIUS KLOPPERS UNDER THE GIS AND THE LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BP P.L.C.

  TICKER:                  BP                   CUSIP:   055622104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RECEIVE THE DIRECTORS' ANNUAL REPORT        ISSUER            YES             FOR                  FOR

 AND ACCOUNTS

PROPOSAL #02: TO APPROVE THE DIRECTORS' REMUNERATION         ISSUER            YES             FOR                  FOR

REPORT

PROPOSAL #03: TO ELECT MR P ANDERSON AS A DIRECTOR             ISSUER            YES             FOR                  FOR

PROPOSAL #04: TO RE-ELECT MR A BURGMANS AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #05: TO RE-ELECT MRS C B CARROLL AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #06: TO RE-ELECT SIR WILLIAM CASTELL AS A            ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #07: TO RE-ELECT MR I C CONN AS A DIRECTOR           ISSUER            YES             FOR                  FOR

PROPOSAL #08: TO RE-ELECT MR G DAVID AS A DIRECTOR             ISSUER            YES             FOR                  FOR

PROPOSAL #09: TO ELECT MR I E L DAVIS AS A DIRECTOR           ISSUER            YES             FOR                  FOR

PROPOSAL #10: TO RE-ELECT MR R DUDLEY AS A DIRECTOR           ISSUER            YES             FOR                  FOR

PROPOSAL #11: TO RE-ELECT MR D J FLINT AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #12: TO RE-ELECT DR B E GROTE AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #13: TO RE-ELECT DR A B HAYWARD AS A DIRECTOR      ISSUER            YES             FOR                  FOR

PROPOSAL #14: TO RE-ELECT MR A G INGLIS AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #15: TO RE-ELECT DR D'S JULIUS AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #16: TO ELECT MR C-H SVANBERG AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #17: TO REAPPOINT ERNST & YOUNG LLP AS                 ISSUER            YES             FOR                  FOR

AUDITORS AND AUTHORIZE THE BOARD TO FIX THEIR

REMUNERATION

PROPOSAL #S18: SPECIAL RESOLUTION: TO ADOPT NEW                 ISSUER            YES             FOR                  FOR

ARTICLES OF ASSOCIATION

PROPOSAL #S19: SPECIAL RESOLUTION: TO GIVE LIMITED            ISSUER            YES             FOR                  FOR

AUTHORITY FOR THE PURCHASE OF ITS OWN SHARES BY THE

COMPANY

PROPOSAL #20: TO GIVE LIMITED AUTHORITY TO ALLOT                ISSUER            YES             FOR                  FOR

SHARES UP TO A SPECIFIED AMOUNT

PROPOSAL #S21: SPECIAL RESOLUTION: TO GIVE AUTHORITY         ISSUER            YES             FOR                  FOR

TO ALLOT A LIMITED NUMBER OF SHARES FOR CASH FREE OF

PRE-EMPTION RIGHTS

PROPOSAL #S22: SPECIAL RESOLUTION: TO AUTHORIZE THE          ISSUER            YES             FOR                  FOR

CALLING OF GENERAL MEETINGS (EXCLUDING ANNUAL GENERAL

 MEETINGS) BY NOTICE OF AT LEAST 14 CLEAR DAYS

PROPOSAL #23: TO APPROVE THE RENEWAL OF THE EXECUTIVE        ISSUER            YES             FOR                  FOR

 DIRECTORS INCENTIVE PLAN

PROPOSAL #24: TO APPROVE THE SCRIP DIVIDEND PROGRAMME        ISSUER            YES             FOR                  FOR

PROPOSAL #S25: SPECIAL RESOLUTION: TO INSTRUCT A           SHAREHOLDER        YES         ABSTAIN           AGAINST

COMMITTEE OF THE BOARD TO REVIEW THE ASSUMPTIONS

BEHIND THE SUNRISE SAGD PROJECT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G12793108

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the report of the Directors         ISSUER            YES             FOR                  FOR

and the accounts for the year ended 31 December 2009

PROPOSAL #2.: To approve the Directors remuneration          ISSUER            YES             FOR                  FOR

report for the year ended 31 December 2009

PROPOSAL #3.: To elect Mr. P Anderson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: To elect Mr. A Burgmans as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: To re-elect Mrs C B Carroll as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: To re-elect Sir William Castell as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: To re-elect Mr I C Conn as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: To re-elect Mr G David as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: To re-elect Mr I E L Davis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #10.: To re-elect Mr R Dudely as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #11.: To re-elect Mr D J Flint as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #12.: To re-elect Dr B E Grote as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #13.: To re-elect Dr A B Hayward as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: To re-elect Mr A G Inglis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #15.: To re-elect Dr D'S Julius as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #16.: To re-elect C-H Svanberg as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #17.: To reappoint Ernst & young LLP as                ISSUER            YES             FOR                  FOR

Auditors from the conclusion of this meeting until

the conclusion of the next general meeting before

which accounts are laid and to authorize the

Directors to fix the Auditors remuneration

PROPOSAL #s.18: To adopt as the new Articles of                 ISSUER            YES             FOR                  FOR

Association of the Company the draft Articles of

Association set out in the document produced to the

Meeting and, for the purposes of identification,

signed by the chairman, so the new Articles of

Association apply in substitution for and to the

exclusion of the Company's existing Articles of

Association

PROPOSAL #s.19: To authorize the Company generally            ISSUER            YES             FOR                  FOR

and unconditionally to make market purchases (as

defined in Section 693(4) of the Companies Act 2006)

of ordinary shares with nominal value of GBP 0.25

each in the Company, provided that: a) the Company

does not purchase under this authority more than 1.9

billion ordinary shares; b) the Company does not pay

less than GBP 0.25 for each share; and c) the Company

 does not pay more for each share than 5% over the

average of the middle market price of the ordinary

shares for the five business days immediately

preceding the date on which the Company agrees to buy

 the shares concerned , based on share prices and

currency exchange rates published in the daily

Official List of the London Stock Exchange; this

authority shall continue for the period ending on the

 date of the Annual General Meeting in 2011 or 15

July 2011, whichever is the earlier, provided that,

if the Company has agreed before this date to

purchase ordinary shares where these purchases will

or may be executed after the authority terminates

(either wholly or in part), the Company may complete

PROPOSAL #20: To renew, for the period ending on the         ISSUER            YES             FOR                  FOR

date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the Company's

Articles of Association to allow relevant securities

up to an aggregate nominal amount equal to the

Section 551 amount (or, is resolution 18 is not

passed, equal to the Section 80 amount) of GBP 3,143

PROPOSAL #s.21: To renew, for the period ending on            ISSUER            YES             FOR                  FOR

the date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the company's

Articles of Association to allow equity securities

wholly for cash: a) in connection with a right issue;

 b) otherwise than in connection with rights issue up

 to an aggregate nominal amount equal to the Section

561 amount (or, is resolution 18 is not passed, equal

 to the Section 80 amount) of USD 236 million

PROPOSAL #s.22: To authorize the calling of General          ISSUER            YES             FOR                  FOR

Meetings of the Company (not being an Annual General

Meeting) by notice of at least 14 clear days

PROPOSAL #23.: To approve the renewal of the BP                 ISSUER            YES             FOR                  FOR

Executive Directors Incentive Plan (the plan), a copy

 of which is produced to the Meeting initiated by the

 chairman for the purpose of identification, for a

further five years, and to authorize the Directors to

 do all acts and things that they may consider

necessary or expedient to carry the Plan into effect

PROPOSAL #24.: Subject to the passing of Resolution          ISSUER            YES             FOR                  FOR

18, to authorize the Directors in accordance with

Article 142 of the new Articles of Association to

offer the holders of ordinary shares of the Company,

to the extent and in the manner determined by the

Directors, the right to elect(in whole part), to

receive new ordinary shares (credited as fully paid)

instead of cash, in respect of any dividend as may be

 declared by the Directors from time to time provided

 that the authority conferred by this Resolution

shall expire prior to the conclusion of the Annual

General Meeting to be held in 2015

PROPOSAL #s.25: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: Group members requisitioned the

 circulation of the specified special resolution

under the provision of Section 338 of the Companies

Act 2006. the supporting statement, supplied by the

requisitions together with the board response, is set

 out in Appendix 4 ;that in order to address our

concerns for the long term success of the Company

arising from the risks associated with the Sunrise

SAGD Project, we as Shareholders of the Company

direct that the Audit Committee or a risk Committee

of the Board commissions and reviews a report setting

 out the assumptions made by the Company in deciding

to proceed with the Sunrise Project regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company'S Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABOT OIL & GAS CORPORATION

  TICKER:                  COG                 CUSIP:   127097103

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I1: ELECTION OF DIRECTOR: DAVID M.                       ISSUER            YES             FOR                  FOR

CARMICHAEL

PROPOSAL #I2: ELECTION OF DIRECTOR: ROBERT L. KEISER         ISSUER            YES             FOR                  FOR

PROPOSAL #II: TO RATIFY THE APPOINTMENT OF THE FIRM          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR

 ITS 2010 FISCAL YEAR.

PROPOSAL #III: TO VOTE ON A STOCKHOLDER PROPOSAL, IF    SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPERLY PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN NAT RES LTD

  TICKER:                  N/A                 CUSIP:   136385101

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Catherine M. Best as a              ISSUER            YES             FOR                  FOR

Director of the Corporation for the

PROPOSAL #1.2: Election of N. Murray Edwards as a              ISSUER            YES             FOR                  FOR

Director of the Corporation for the

PROPOSAL #1.3: Election of Honourable Gary A. Filmon         ISSUER            YES             FOR                  FOR

as a Director of the Corporation for

PROPOSAL #1.4: Election of Ambassador Gordon D.                 ISSUER            YES             FOR                  FOR

Giffin as a Director of the Corporation for

PROPOSAL #1.5: Election of Steve W. Laut as a                     ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.6: Election of Keith A. J. MacPhail as a         ISSUER            YES             FOR                  FOR

Director of the Corporation for the

PROPOSAL #1.7: Election of Allan P. Markin as a                 ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.8: Election of Honourable Frank J.                   ISSUER            YES             FOR                  FOR

McKenna as a Director of the Corporation for

PROPOSAL #1.9: Election of James S. Palmer as a                 ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.10: Election of Eldon R. Smith as a                 ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.11: Election of David A. Tuer as a                   ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP, Chartered Accountants, Calgary,

PROPOSAL #S.3: Authorize the Corporation to amend its        ISSUER            YES             FOR                  FOR

 Articles to subdivide each issued and outstanding

common share of the Corporation on a two-for-one

basis as specified

PROPOSAL #4: Amend the Corporation's amended,                     ISSUER            YES             FOR                  FOR

compiled and restated employee Stock Option Plan as

PROPOSAL #5: Transact such other business                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN NATURAL RESOURCES LIMITED

  TICKER:                  CNQ                 CUSIP:   136385101

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CATHERINE M. BEST                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N. MURRAY EDWARDS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HON. GARY A. FILMON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMB. GORDON D. GIFFIN                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVE W. LAUT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KEITH A.J. MACPHAIL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALLAN P. MARKIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HON. FRANK J. MCKENNA                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES S. PALMER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELDON R. SMITH                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID A. TUER                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE APPOINTMENT OF                                            ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP, CHARTERED ACCOUNTANTS,

CALGARY, ALBERTA, AS AUDITORS OF THE CORPORATION FOR

THE ENSUING YEAR AND THE AUTHORIZATION OF THE AUDIT

COMMITTEE OF THE BOARD OF DIRECTORS OF THE

CORPORATION TO FIX THEIR REMUNERATION.

PROPOSAL #03: A SPECIAL RESOLUTION AUTHORIZING THE            ISSUER            YES             FOR                  FOR

CORPORATION TO AMEND ITS ARTICLES TO SUBDIVIDE EACH

ISSUED AND OUTSTANDING COMMON SHARE OF THE

CORPORATION ON A TWO-FOR-ONE BASIS AS SET FORTH IN

THE ACCOMPANYING INFORMATION CIRCULAR.

PROPOSAL #04: AN ORDINARY RESOLUTION AMENDING THE              ISSUER            YES             FOR                  FOR

CORPORATION'S AMENDED COMPILED AND RESTATED EMPLOYEE

STOCK OPTION PLAN AS SET FORTH IN THE ACCOMPANYING

INFORMATION CIRCULAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN OIL SANDS TRUST

  TICKER:                  COSWF             CUSIP:   13642L100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE A PLAN OF ARRANGEMENT UNDER         ISSUER            YES             FOR                  FOR

SECTION 193 OF THE BUSINESS CORPORATIONS ACT

(ALBERTA) AND ALL TRANSACTIONS CONTEMPLATED THEREBY

(THE ARRANGEMENT), ALL AS MORE PARTICULARLY DESCRIBED

 IN THE CIRCULAR;

PROPOSAL #2A: TO APPROVE THE ADOPTION OF THE                       ISSUER            YES             FOR                  FOR

FOLLOWING INCENTIVE PLANS OF THE ENTITY RESULTING

FROM THE AMALGAMATION OF 1506633 ALBERTA LTD. AND

COSL AS PART OF THE ARRANGEMENT (NEW COSL), ALL AS

MORE PARTICULARLY DESCRIBED IN THE CIRCULAR: THE

TRANSITION OPTION PLAN, INCLUDING THE APPROVAL OF A

MAXIMUM NUMBER OF COMMON SHARES EQUAL TO THE NUMBER

OF OPTIONS OUTSTANDING UNDER THE 2005 OPTION PLAN OF

THE TRUST AS OF THE DATE IMMEDIATELY PRIOR TO THE

EFFECTIVE DATE TO BE ISSUED THEREUNDER;

PROPOSAL #2B: THE EQUITY INCENTIVE PLAN, INCLUDING            ISSUER            YES             FOR                  FOR

THE APPROVAL OF A MAXIMUM OF SIX MILLION COMMON

SHARES TO BE ISSUED THEREUNDER;

PROPOSAL #2C: THE NEW INCENTIVE OPTION PLAN,                       ISSUER            YES             FOR                  FOR

INCLUDING THE APPROVAL OF UP TO A MAXIMUM OF 2% OF

THE ISSUED AND OUTSTANDING COMMON SHARES TO BE ISSUED

PROPOSAL #2D: THE DEFERRED SHARE UNIT PLAN, INCLUDING        ISSUER            YES             FOR                  FOR

 THE APPROVAL OF A MAXIMUM OF ONE MILLION COMMON

SHARES TO BE ISSUED THEREUNDER;

PROPOSAL #03: TO APPROVE THE ADOPTION OF THE NEW                ISSUER            YES             FOR                  FOR

SHAREHOLDER RIGHTS PLAN OF 1506633 ALBERTA LTD.,

WHICH WILL BECOME NEW COSL, ALL AS MORE PARTICULARLY

DESCRIBED IN THE CIRCULAR;

PROPOSAL #04: DIRECTING THE TRUSTEE TO VOTE THE                 ISSUER            YES             FOR                  FOR

COMMON SHARES OF COSL SO AS TO APPOINT

PRICEWATERHOUSECOOPERS LLP AS THE AUDITOR OF COSL FOR

 THE ENSUING YEAR AT A REMUNERATION TO BE FIXED BY

COSL AND APPROVED BY THE DIRECTORS THEREOF;

PROPOSAL #05: APPOINTING PRICEWATERHOUSECOOPERS LLP          ISSUER            YES             FOR                  FOR

AS THE AUDITOR OF THE TRUST FOR THE ENSUING YEAR AT A

 REMUNERATION TO BE FIXED BY COSL AND APPROVED BY THE

 DIRECTORS THEREOF;

ELECTION OF DIRECTOR: C.E. (CHUCK) SHULTZ                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IAN A. BOURNE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARCEL R. COUTU                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD J. LOWRY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN K. READ                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WAYNE M. NEWHOUSE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRANT G. SANGSTER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WESLEY R. TWISS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN B. ZAOZIRNY                                  ISSUER            YES             FOR                  FOR

PROPOSAL #07: APPROVING AND CONFIRMING THE UNITHOLDER        ISSUER            YES             FOR                  FOR

 RIGHTS PLAN OF THE TRUST, AS MORE FULLY DESCRIBED

AND SET FORTH IN THE ACCOMPANYING CIRCULAR.

PROPOSAL #08: APPROVING AND AUTHORIZING CERTAIN                 ISSUER            YES             FOR                  FOR

AMENDMENTS TO SECTION 5.1 OF THE TRUST INDENTURE TO

ASSIST WITH THE INTERPRETATION OF CERTAIN ACCOUTING

RULES UNDER IFRS, AS MORE FULLY DESCRIBED AND SET

FORTH IN THE ACCOMPANYING CIRCULAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHESAPEAKE ENERGY CORPORATION

  TICKER:                  CHK                 CUSIP:   165167107

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: FRANK KEATING                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MERRILL A. MILLER, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK B. WHITTEMORE                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO OUR LONG              ISSUER            YES             FOR                  FOR

TERM INCENTIVE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 31, 2010.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO ANNUAL   SHAREHOLDER        YES         AGAINST               FOR

 CASH BONUSES TO NAMED EXECUTIVE OFFICERS.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE PARTICIPATION IN DERIVATIVE OR SPECULATIVE

TRANSACTIONS INVOLVING STOCK.

PROPOSAL #06: SHAREHOLDER PROPOSAL REQUESTING AN           SHAREHOLDER        YES         AGAINST               FOR

ADVISORY SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #07: SHAREHOLDER PROPOSAL REQUESTING AN           SHAREHOLDER        YES         AGAINST               FOR

ADVISORY SHAREHOLDER VOTE ON EXECUTIVE AND DIRECTOR

COMPENSATION.

PROPOSAL #08: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         ABSTAIN           AGAINST

HYDRAULIC FRACTURING.

PROPOSAL #09: SHAREHOLDER PROPOSAL RELATING TO A           SHAREHOLDER        YES         ABSTAIN           AGAINST

SUSTAINABILITY REPORT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHEVRON CORPORATION

  TICKER:                  CVX                 CUSIP:   166764100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: S.H. ARMACOST               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: L.F. DEILY                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: R.E. DENHAM                  ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: R.J. EATON                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: C. HAGEL                       ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: E. HERNANDEZ                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: F.G. JENIFER                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: G.L. KIRKLAND               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: S. NUNN                         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: D.B. RICE                      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: K.W. SHARER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: C.R. SHOEMATE               ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: J.G. STUMPF                  ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: R.D. SUGAR                    ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: C. WARE                         ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: J.S. WATSON                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED         ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM

PROPOSAL #03: AMENDMENT TO CHEVRON'S BY-LAWS TO                 ISSUER            YES             FOR                  FOR

REDUCE THE PERCENTAGE OF STOCKHOLDINGS REQUIRED FOR

STOCKHOLDERS TO CALL FOR SPECIAL MEETINGS

PROPOSAL #04: APPOINTMENT OF AN INDEPENDENT DIRECTOR    SHAREHOLDER        YES         AGAINST               FOR

WITH ENVIRONMENTAL EXPERTISE

PROPOSAL #05: HOLDING EQUITY-BASED COMPENSATION             SHAREHOLDER        YES         AGAINST               FOR

THROUGH RETIREMENT

PROPOSAL #06: DISCLOSURE OF PAYMENTS TO HOST                  SHAREHOLDER        YES         AGAINST               FOR

GOVERNMENTS

PROPOSAL #07: GUIDELINES FOR COUNTRY SELECTION                SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #08: FINANCIAL RISKS FROM CLIMATE CHANGE          SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #09: HUMAN RIGHTS COMMITTEE                                 SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OILFIELD SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y15002101

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the report of  the Auditor for the YE 31 DEC 2009

PROPOSAL #2: Receive the proposed profit distribution        ISSUER            YES             FOR                  FOR

 and annual dividend  for the YE 31 DEC 2009

PROPOSAL #3: Receive  the report of the Directors of         ISSUER            YES             FOR                  FOR

the Company for the  YE 31 DEC 2009

PROPOSAL #4: Receive  the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the  Company for the YE 31 DEC  2009

PROPOSAL #5: Approve  the performance evaluation of          ISSUER            YES             FOR                  FOR

2008 and 2009 of  the Stock Appreciation Rights

Scheme of the Company

PROPOSAL #6: Re-appointment of Ernst & Young Hua Ming        ISSUER            YES             FOR                  FOR

 and  Ernst & Young as the domestic and international

 auditors of the Company  for the year 2010 and to

authorize the Board of Directors to fix the

remuneration thereof

PROPOSAL #7: Re-election Mr. Wu Mengei as a Non-                ISSUER            YES             FOR                  FOR

Executive Director of the Company with immediate

PROPOSAL #8: Election of  Mr, Fong Wo, Felix as an            ISSUER            YES             FOR                  FOR

independent Non-Executive Director of the  Company

with immediate effect

PROPOSAL #9: Election of  Mr. Chen Quansheng as an            ISSUER            YES             FOR                  FOR

independent Non-Executive Director of the Company

with immediate effect

PROPOSAL #10: Election of  Ms. An Xuefen as a                     ISSUER            YES             FOR                  FOR

Supervisor of the Company with immediate effect

PROPOSAL #S.11: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to this resolution and subject to

all applicable laws, rules and regulations and/or

requirements of the governmental or regulatory body

of securities in the People's Republic of China  the

PRC , The Stock Exchange of Hong Kong Limited  the

Stock Exchange or of any other governmental or

regulatory body, to exercise, whether by a single

exercise or otherwise, all the powers of the Company

to allot, issue and deal with the overseas listed

foreign shares  H Shares  during the relevant period

 as specified in this resolution ; the aggregate

nominal amount of the H Shares which are authorized

to be allotted by the directors of the Company

pursuant to the approve this resolution shall not

exceed 20% of the aggregate nominal amount of the H

Shares of the Company CONT

PROPOSAL #CONT: CONT in issued as at the date of                ISSUER             NO              N/A                  N/A

passing this resolution, and the said approval shall

be limited accordingly; and the authority granted

this resolution shall be conditional upon the

approvals of any regulatory authorities as required

by the laws, rules and regulations of the PRC being

obtained by the Company;  Authority expires the

earlier of this resolution until the conclusion of

the next AGM of the Company within which the next AGM

 of the Company is required by law or the Company's

Articles of Association to be held ; subject to the

approval of all relevant governmental authorities in

the PRC for the issue and allotment of and dealing in

 such H Shares being granted, authorize the Directors

 of the Company to make such corresponding amendments

 to the Articles of Association  the Articles  of the

 Company as CONT

PROPOSAL #CONT: CONT it thinks fit so as to change            ISSUER             NO              N/A                  N/A

the registered capital of the Company and to reflect

the new capital structure of the Company upon the

exercise of the authority to allot, issue and deal in

 H Shares as conferred this resolution; and file the

amended Articles with the relevant governmental

authorities of the PRC of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OILFIELD SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y15002101

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the resolution on the Company's         ISSUER            YES             FOR                  FOR

satisfaction of the requirements in relation to the A

 Share Issue by the Shareholders' in accordance with

the relevant provisions of laws and regulations

including the Company Law of the PRC, the Securities

Law of the PRC, the Administrative Rules Governing

Issue of Securities by Listed Companies, and after

self inquiry conducted by the Company, the Company is

 able to satisfy the requirements in relation to the

A Share Issue

PROPOSAL #2: Approve the resolution on the                          ISSUER            YES             FOR                  FOR

feasibility study report for the use of proceeds from

 the A Share Issue of the Company

PROPOSAL #3: Approve the resolution on the report on         ISSUER            YES             FOR                  FOR

the use of proceeds from previous fundraising

activities of the Company

PROPOSAL #S.4a: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company Share Type the A Shares to be

issued under the A Share Issue are the domestic-

listed Renminbi denominated ordinary shares of the

PROPOSAL #S.4b: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company Nominal Value the A Shares to be

 issued under the A Share Issue has a nominal value

of RMB 1.00 each

PROPOSAL #S.4c: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company offering Size: the A Shares to

be issued under the A Share Issue will be no more

than 500,000,000 the exact offering size will be

determined by the Board and the lead underwriter  the

 sponsor  through negotiations, subject to the level

of subscriptions if any ex-right or ex-dividend

events, such as entitlement distribution, reserve

capitalization or share placement, occur in the

period between the date of the Board meeting  as

defined below  approving the A Share Issue and the

date of A Share Issue, the respective maximum number

of Shares to be issued under the A Share Issue will

be subject to corresponding adjustment

PROPOSAL #S.4d: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company Target Subscribers Natural

persons, legal persons and securities investment

funds who maintain A share accounts with the Shanghai

 Stock Exchange, and other investors as approved by

the CSRC  save for those investors who are not

permitted to subscribe for the A Shares by law,

regulation and/or policy of the PRC

PROPOSAL #S.4e: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company pre-emptive rights of existing A

 Share Shareholders A portion of the new A Shares

the proportion of which is to be determined by the

Board  as authorized by the Shareholders at the

general meeting  and the lead underwriter  will first

 be offered to all existing A Share Shareholders

whose names appeared on the share register on the

record date on a pro-rata basis any new A Shares not

subscribed by any existing A Share Shareholders may

be allotted and issued to other potential investors.

In the event that any connected person of the Company

 subscribes for any new A Shares under the A Share

Issue, the Company shall comply with all relevant

requirements under the Listing Rules under the A

Share Issue, all target subscribers are required to

settle the subscription in cash

PROPOSAL #S.4f: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company by the Shareholder Basis for

determining the Issue Price the issue price will be

no less than the lower of  i  the average trading

price of the A Shares for the 20 trading days prior

to the date of the publication of the offering

documents, or  ii  the average trading price of the A

 Shares on the trading day preceding the date of the

publication of the offering documents

PROPOSAL #S.4g: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company method of Issue: the A Share

Issue will be conducted via a public offer of new A

Shares through online and offline offering  within

the meaning of the relevant PRC laws and regulations

, pursuant to which the new A Shares will be offering

 through the trading system of the Shanghai Stock

Exchange and through placement by the underwriter for

 the offering, respectively, to investors as approved

 by the CSRC, or other method as approved by the

CSRC, the A Share Issue to be conducted in due course

 within six months upon approval by the CSRC

PROPOSAL #S.4h: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company accumulated profit arrangement:

upon the completion of the A Share Issue, existing

the old and new Shareholders will share the

undistributed profits accumulated prior to the A

PROPOSAL #S.4i: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company: Place of Listing the A Shares

issued under the A Share Issue will be traded on the

Shanghai Stock Exchange

PROPOSAL #S.4j: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company effectiveness of the Resolution

approving the A Share Issue the resolution will be

effective within 12 months from the date when it is

approved at the EGM of the Company in addition to

approval by this general meeting, this resolution is

required to be submitted as special resolution to the

 class meetings of Shareholders for consideration and

 approval and the execution is subject to the

approval of the CSRC, the plan approved by the CSRC

shall be final

PROPOSAL #S.4k: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company use of Proceeds: it is intended

to raise a gross amount of no more than RMB 7 billion

  approximately HKD 8 billion   inclusive of issuing

expenses  through the A Share Issue It is currently

intended that the proceeds raised from the A Share

Issue will be used for the following projects:  1

building of oilfield service vessel'S   approximately

 RMB 2.56 billion  approximately HKD 2.9 billion  ;

2  building of 200 feet jack-up rig'S   approximately

 RMB 1.93 billion  approximately HKD 2.2 billion  ;

3 building of deep-water AHTS vessel'S

approximately RMB 1.03 billion approximately HKD 1.2

billion  ;  4  building of twelve-streamer seismic

vessel'S   approximately RMB 960 million

approximately HKD 1.1 billion  ; CONT

PROPOSAL #CONT: CONTD  and  5  building of deep-water        ISSUER             NO              N/A                  N/A

 survey vessel'S   approximately RMB 520 million

approximately HKD 600 million   the Company may

invest in the above projects through utilizing its

internal resources before the proceeds from the A

Share Issue is made available to the Company when the

 proceeds is available, the Company is authorized to

apply the proceeds to any payment due in relation to

the above projects which is incurred before the

completion of the A Share Issue in the event that the

 proceeds raised from the A Share Issue is not

sufficient for the purpose of the above projects, the

 Company will utilize other funding sources to cover

the shortfall upon CONT

PROPOSAL #CONT: CONT completion of any of the above          ISSUER             NO              N/A                  N/A

projects, the remaining proceeds raised from the A

Share Issue  together with interest accrued thereon ,

 if any, will be applied in other projects aforesaid,

 as approved by the Board and recommended by the

independent Directors, the sponsor and the

Supervisory Committee of the Company

PROPOSAL #S.5: Approve the resolution concerning the         ISSUER            YES             FOR                  FOR

authorization given to the Board for handling all

relevant matters regarding the A Share Issue in order

 to effectively complete, in an orderly manner, the A

 Share Issue by the Company in accordance with laws

and regulations including the Company Law of the PRC

and the Securities Law of the PRC and the Articles of

 Association;  a authorize  Mr. Liu Jian and Mr. Li

Yong as the Directors to handle all matters relating

to the A Share Issue, including but not limited to

making specific determination on the timing of issue,

 CONTD

PROPOSAL #CONT: CONTD offering size, method of issue,        ISSUER             NO              N/A                  N/A

 pricing method, issue price, target subscribers,

offering size and proportion to target subscribers,

and offer to existing Shareholders and other matters

relating to the A Share Issue;  b authorize  Mr. Liu

Jian and Mr. Li Yong as the Directors to sign and

execute all application documents and other necessary

 documents and agreements relating to the A Share

Issue as required by the relevant Supervisory

departments, stock exchange and approval authorities

 c  Within the scope of authorization by the general

meeting and based on the actual circumstances;

authorize  Mr. Liu Jian and Mr. Li Yong as the

Directors to adjust the arrangements for the specific

 projects which the proceeds of the A Share Issue

will be used for, including the amount of funds, time

 and method of implementation of the projects and the

 priority of the projects CONTD

PROPOSAL #CONT: CONTD  d authorize  Mr. Liu Jian and         ISSUER             NO              N/A                  N/A

Mr. Li Yong, as the Directors to handle such relevant

 matters as share registration and listing, to submit

 relevant documents upon completion of the A Share

Issue, to amend the Articles of Association  being to

 amend  i  Article 16 for the purpose of amending the

 total issued ordinary shares of the Company and the

shareholding percentage of the promoter upon

completion of the A Share Issue;  ii  Article 17 for

the purpose of amending the total number of A Shares

issued by the Company upon completion of the A Share

Issue, the total number of A Shares held by the CONTD

PROPOSAL #CONT: CONTD promoter and the A Share                   ISSUER             NO              N/A                  N/A

Shareholders  other than the promoter , and the

respective percentages of the promoter, the A Share

Shareholders  other than the promoter  and the H

Share Shareholders in the total issued ordinary

shares of the Company; and  iii  Article 20 for the

purpose of amending the total registered capital of

the Company  upon completion of the A Share Issue,

and carry out relevant registration procedures

regarding the change of the registered capital of the

 Company;  e  authorize Mr. Liu Jian and Mr. Li Yong

as a Directors to handle all other relevant matters

related to the A Share Issue;  f  the authorization

as set forth above shall be effective for 12 months

commencing from the date of approval of the

resolutions at the EGM of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OILFIELD SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y15002101

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1a: Approve to issue under the A Shares          ISSUER            YES             FOR                  FOR

in the domestic-listed Renminbi denominated ordinary

shares of the Company

PROPOSAL #S.1b: Approve to issue under the A Share            ISSUER            YES             FOR                  FOR

Issue has a nominal value of RMB 1.00 each

PROPOSAL #S.1c: Approve to issue under the A Share            ISSUER            YES             FOR                  FOR

Issue will be no more than 500,000,000. The exact

offering size will be determined by the Board and the

 lead underwriter [the sponsor] through negotiations,

 subject to the level of subscriptions If any ex-

right or ex-dividend events, such as entitlement

distribution, reserve capitalization or share

placement, occur in the period between the date of

the Board meeting [as defined below] approving the A

Share Issue and the date of A Share Issue, the

respective maximum number of Shares to be issued

under the A Share Issue will be subject to

PROPOSAL #S.1d: Approve that natural persons, legal          ISSUER            YES             FOR                  FOR

persons and securities investment funds who maintain

A share accounts with the Shanghai Stock Exchange and

 other investors as approved by the CSRC [save for

those investors who are not permitted to subscribe

for the A Shares by law, regulation and/or policy of

the PRC]

PROPOSAL #S.1e: Approve that a portion of the new A          ISSUER            YES             FOR                  FOR

Shares [the proportion of which is to be determined

by the Board [as authorized by the Shareholders at

the general meeting] and the lead underwriter] will

first be offered to all existing A Share Shareholders

 whose names appeared on the share register on the

record date on a pro-rata basis. Any new A Shares not

 subscribed by any existing A Share Shareholders may

be allotted and issued to other potential investors.

In the event that any connected person of the Company

 subscribes for any new A Shares under the A Share

Issue, the Company shall comply with all relevant

requirements under the Listing Rules Under the A

Share Issue, all target subscribers are required to

settle the subscription in cash

PROPOSAL #S.1f: Approve that the issue price will be         ISSUER            YES             FOR                  FOR

no less than the lower of [i] the average trading

price of the A Shares for the 20 trading days prior

to the date of publication of the Offering Documents,

 or [ii] the average trading price of the A Shares on

 the trading day preceding the date of publication of

 the Offering Documents

PROPOSAL #S.1g: Approve that the A Share Issue will          ISSUER            YES             FOR                  FOR

be conducted via a public offer of new A Shares

through online and offline offering [within the

meaning of the relevant PRC laws and regulations],

pursuant to which the new A Shares will be offering

through the trading system of the Shanghai Stock

Exchange and through placement by the underwriter for

 the offering, respectively, to investors as approved

 by the CSRC, or other method as approved by the

CSRC; the A Share Issue, if approved by the CSRC,

shall be conducted in due course within six months

PROPOSAL #S.1h: Approve that the issue upon the                 ISSUER            YES             FOR                  FOR

completion of the A Share Issue, both the existing

and new Shareholders will share the undistributed

profits accumulated prior to the A Share Issue

PROPOSAL #S.1i: Approve that the A Shares issued                ISSUER            YES             FOR                  FOR

under the A Share Issue will be traded on the

Shanghai Stock Exchange

PROPOSAL #S.1j: Approve that the resolution will be          ISSUER            YES             FOR                  FOR

effective within 12 months from the date when it is

approved at the EGM of the Company; in addition to

approval by this general meeting, this resolution is

required to be submitted as special resolution to the

 class meetings of Shareholders for consideration and

 approval and the execution is subject to the

approval of the CSRC; the plan approved by the CSRC

shall be final

PROPOSAL #S.1k: Approve to raise a gross amount of no        ISSUER            YES             FOR                  FOR

 more than RMB 7 billion [approximately HKD 8

billion] [inclusive of issuing expenses] through the

A Share Issue. It is currently intended that the

proceeds raised from the A Share Issue will be used

for the following projects: [1] building of oilfield

service vessel[s] [approximately RMB2.56 billion

[approximately HKD 2.9 billion]]; [2] building of 200

 feet jack-up rig[s] [approximately RMB 1.93 billion

[approximately HKD 2.2 billion]]; [3] building of

deep-water AHTS vessel[s] [approximately RMB 1.03

billion [approximately HKD 1.2 billion]]; [4]

building of twelve-streamer seismic vessel[s]

[approximately RMB 960 million [approximately HKD 1.1

 billion]; and [5] building of deep-water survey

vessel[s] [approximately RMB520 million

[approximately HKD 600 million]; the Company may

invest in the above projects through utilizing its

internal resources before the proceeds from the A

Share Issue is made available to the Company. When

the proceeds is available; authorize the Company to

apply the proceeds to any injected capital in

relation to the above projects which is incurred

before the completion of the A Share Issue. 4 In the

event that the proceeds raised from the A Share Issue

 is not sufficient for the purpose of the above

projects, the Company will utilize other funding

sources to cover the shortfall. Upon completion of

any of the above projects, CONT  the remaining

proceeds raised from the A Share Issue [together with

 interest accrued thereon], if any, will be applied

in other projects aforesaid, as approved by the Board

 and recommended by the independent Directors, the

PROPOSAL #S.2: Authorize the Board for handling all          ISSUER            YES             FOR                  FOR

relevant matters regarding the A Share Issue be and

is hereby approved; in order to effectively complete,

 in an orderly manner, the A Share Issue by the

Company in accordance with laws and regulations

including the Company Law of the PRC and the

Securities Law of the PRC and the Articles of

Association, the following be and are hereby

approved; [a] authorize the Directors Mr. Liu Jian

and Mr. Li Yong, both to handle all matters relating

to the A Share Issue, including but not limited to

making specific determination on the timing of issue,

 offering size, method of issue, pricing method,

issue price, target subscribers, offering size and

proportion to target subscribers, and offer to

existing Shareholders and other matters relating to

the A Share Issue; [b] authorize the Directors Mr.

Liu Jian and Mr. Li Yong, both to sign and execute

all application documents and other necessary

documents and agreements relating to the A Share

Issue as required by the relevant supervisory

departments, stock exchange and approval authorities;

 [c] authorize the Directors and based on the actual

circumstances, Mr. Liu Jian and Mr. Li Yong, both

being Directors, to adjust the arrangements for the

specific projects which the proceeds of the A Share

Issue will be used for, including the amount of

funds, time and method of implementation of the

projects and the priority of the projects; [d]

authorize the Directors Mr. Liu Jian and Mr. Li Yong,

 both to handle such relevant matters as share

registration and listing, to submit relevant

documents upon completion of the A Share Issue, to

amend the Articles of Association [being to amend [i]

 Article 16 for the purpose of amending the total

issued ordinary shares of the Company and the

shareholding percentage of the promoter upon

completion of the A Share Issue; [ii] Article 17 for

the purpose of amending the total number of A Shares

issued by the Company upon completion of the A Share

Issue, the total number of A Shares held by the

promoter and the A Share Shareholders [other than the

 promoter], and the respective percentages of the

promoter, the A Share Shareholders [other than the

promoter] and the H Share Shareholders in the total

issued ordinary shares of the Company; and [iii]

Article 20 for the purpose of amending the total

registered capital of the Company] upon completion of

 the A Share Issue, and carry out relevant

registration procedures regarding the change of the

registered capital of the Company; [e] authorize the

Directors Mr. Liu Jian and Mr. Li Yong, both to

handle all other relevant matters related to the A

Share Issue; [f] authorize to set forth above shall

be effective for 12 months commencing from the date

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA PETE & CHEM CORP

  TICKER:                  N/A                 CUSIP:   Y15010104

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the Mutual Supply Agreement        ISSUER            YES             FOR                  FOR

 Amendments, the Major Continuing Connected

Transactions and its caps for the 3 years ending on

31 DEC 2012; b) the Non-Major Continuing Connected

Transactions; and authorize Mr. Wang Xinhua, the

Chief Financial Officer of Sinopec Corp., to sign or

execute such other documents or supplemental

agreements or deeds on behalf of Sinopec Corp. and to

 do such things and take all such actions pursuant to

 the relevant Board resolutions as necessary or

desirable for the purpose of giving effect to the

above resolution with such changes as he (or she) may

 consider necessary, desirable or expedient

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA PETROLEUM & CHEMICAL CORP SINOPEC

  TICKER:                  N/A                 CUSIP:   Y15010104

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of Sinopec Corporation for the Year 2009

PROPOSAL #2.: Receive the report of the Board of                ISSUER            YES             FOR                  FOR

Supervisors of Sinopec Corporation for the Year 2009

PROPOSAL #3.: Approve the audited accounts and                   ISSUER            YES             FOR                  FOR

audited consolidated accounts of Sinopec Corporation

for the YE 31 DEC 2009

PROPOSAL #4.: Approve the Plan for allocating any              ISSUER            YES             FOR                  FOR

surplus common reserve funds at an amount of RMB 20

billion from the after-tax profits

PROPOSAL #5.: Approve the Profit Distribution Plan            ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #6.: Authorize the Board of Directors of              ISSUER            YES             FOR                  FOR

Sinopec Corporation [the ''Board of Directors''] to

determine the interim Profit Distribution Plan of

Sinopec Corporation for 2009

PROPOSAL #7.: Re-appoint KPMG Huazhen and KPMG as the        ISSUER            YES             FOR                  FOR

 Domestic and Overseas Auditors of Sinopec

Corporation for the year 2010, respectively, and

authorize the Board of Directors to determine their

PROPOSAL #8.: Approve the proposal in respect of the         ISSUER            YES             FOR                  FOR

acquisition of certain equity interest and loans held

 by Sinopec International Petroleum Exploration and

Production Corporation

PROPOSAL #S.9: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

pursuant to the relevant regulations, within the

maximum balance of the issuable bonds, namely after

issuance, the relevant accumulative debt financing

instruments balance shall not exceed 40% of the

latest total audited net assets of Sinopec

Corporation, to determine issuance of debt financing

instruments, including but not limited to short term

financial instruments, mid-term financial notes and

corporate bonds; to determine the terms and

conditions and all other matters in relation to the

issuance of such debt financing instrument[s] based

on the needs of Sinopec Corporation and the market

conditions, including without limitation to the

determination of the actual value, interest rate,

term, targeted group and use of proceeds of the

bond[s] subject to the aforementioned limits, as well

 as to the production, execution and disclosure of

all necessary documents thereof [Authority expires at

 the completion of next AGM of Sinopec Corporation]

PROPOSAL #S10.A: Approve type of securities to be              ISSUER            YES             FOR                  FOR

issued

PROPOSAL #S10.B: Approve an issuance size                             ISSUER            YES             FOR                  FOR

PROPOSAL #S10.C: Approve nominal value and issue price      ISSUER            YES             FOR                  FOR

PROPOSAL #S10.D: Approve the term                                           ISSUER            YES             FOR                  FOR

PROPOSAL #S10.E: Approve the interest rate                           ISSUER            YES             FOR                  FOR

PROPOSAL #S10.F: Approve the method and timing of              ISSUER            YES             FOR                  FOR

interest payment

PROPOSAL #S10.G: Approve the conversion period                    ISSUER            YES             FOR                  FOR

PROPOSAL #S10.H: Approve the determination and                   ISSUER            YES             FOR                  FOR

adjustment of conversion price

PROPOSAL #S10.I: Approve the downward adjustment to          ISSUER            YES             FOR                  FOR

conversion price

PROPOSAL #S10.J: Approve the conversion method of              ISSUER            YES             FOR                  FOR

fractional share

PROPOSAL #S10.K: Approve the terms of redemption                ISSUER            YES             FOR                  FOR

PROPOSAL #S10.L: Approve the terms of sale back                  ISSUER            YES             FOR                  FOR

PROPOSAL #S10.M: Approve the dividend rights of the          ISSUER            YES             FOR                  FOR

year of conversion

PROPOSAL #S10.N: Approve the method of issuance and          ISSUER            YES             FOR                  FOR

target subscribers

PROPOSAL #S10.O: Approve the subscription arrangement        ISSUER            YES             FOR                  FOR

 for existing shareholders

PROPOSAL #S10.P: Approve the CB Holders and                        ISSUER            YES             FOR                  FOR

bondholder meetings

PROPOSAL #S10.Q: Approve the use of proceeds from the        ISSUER            YES             FOR                  FOR

 issuance of the Convertible Bonds

PROPOSAL #S10.R: Approve the guarantee                                  ISSUER            YES             FOR                  FOR

PROPOSAL #S10.S: Approve the validity period of the          ISSUER            YES             FOR                  FOR

resolutions in relation to the issuance of the

convertible bonds

PROPOSAL #S10.T: Approve the matters relating to                ISSUER            YES             FOR                  FOR

authorization in relation to the issuance of the

convertible bonds

PROPOSAL #S10.U: Approve the Feasibility Analysis              ISSUER            YES             FOR                  FOR

Report on the use of proceeds from the issuance of

the convertible bonds

PROPOSAL #S10.V: Receive the report on the use of              ISSUER            YES             FOR                  FOR

proceeds from last issuance of securities

PROPOSAL #S.11: Authorize the Board of Directors of          ISSUER            YES         AGAINST           AGAINST

Sinopec Corporation a general mandate to issue new

shares: in order to grant discretion to the Board of

Directors on the flexibility of issuance of new

shares, to allot issue and deal with shares not

exceeding 20% of the existing domestic listed shares

and overseas listed foreign shares of Sinopec

Corporation however, notwithstanding the obtaining of

 the general mandate, any issue of domestic shares

needs shareholders' approval at shareholders' meeting

 in accordance with the relevant PRC Laws and

regulations' it is resolved as follow: 1] Subject to

paragraphs [3] and [4] and pursuant to the Company

Law [the Company Law] of the People's Republic of

China [the PRC] and the listing rules of the relevant

 stock exchanges [as amended from time to time], to

allot, issue and deal with shares during the Relevant

 Period and to determine the terms and conditions for

 the allotment and issue of new shares including the

following terms: a] class and number of new shares to

 be issued; b] price determination method of new

shares and/or issue price [including price range]; c]

 the starting and closing dates for the issue; d]

class and number of the new shares to be issued to

existing shareholders; and e] the making or granting

of offers, agreements and options which might require

 the exercise of such powers; 2] to make or grant

offers, agreements and options which would or might

require the exercise of such powers after the end of

the relevant period; 3] the aggregate nominal amount

of new domestic listed shares and new overseas listed

 foreign shares allotted, issued and dealt with or

agreed conditionally or unconditionally to be

allotted, issued and dealt with [whether pursuant to

an option or otherwise] by the Board of Directors of

Sinopec Corporation pursuant to the approval in

paragraph [1], otherwise than pursuant to issue of

shares by conversion of the surplus reserve into

share capital in accordance with the Company Law of

the PRC and the Articles of Association of Sinopec

Corporation, shall not exceed 20% of each class of

the existing domestic listed shares and overseas

listed foreign shares of Sinopec Corporation In

exercising the powers granted in paragraph [1], the

Board of Directors of Sinopec Corporation must [i]

comply with the Company Law of the PRC and the

relevant regulatory stipulations [as amended from

time to time] of the places where Sinopec Corporation

 is listed; and [ii] obtain approval from China

Securities Regulatory Commission and other relevant

PRC government departments, The Board of Directors of

 Sinopec Corporation, subject to the approval of the

relevant authorities of the PRC and in accordance

with the Company Law of the PRC, authorized to

increase the registered capital of Sinopec

Corporation to the required amount upon the exercise

of the powers pursuant to paragraph [1] above to

authorize the Board of Directors to sign the

necessary documents, complete the necessary

formalities and take other necessary steps to

PROPOSAL #12.1: Election of Mr. Ma Weihua as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the Fourth

Session of the Board of Directors of Sinopec Corp

PROPOSAL #12.2: Election of Mr. Wu Xiaogen as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the Fourth

Session of the Board of Directors of Sinopec Corp

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIMAREX ENERGY CO.

  TICKER:                  XEC                 CUSIP:   171798101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HANS HELMERICH             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: HAROLD R. LOGAN,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: MONROE W.                     ISSUER            YES             FOR                  FOR

ROBERTSON

PROPOSAL #2: IN ORDER TO OBTAIN THE FEDERAL INCOME            ISSUER            YES             FOR                  FOR

TAX DEDUCTION BENEFITS UNDER SECTION 162(M) OF THE

INTERNAL REVENUE CODE, APPROVE A REVISION TO THE

MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE

 PERFORMANCE AWARDS.

PROPOSAL #3: RATIFY APPOINTMENT OF KPMG LLP AS                   ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNOOC LTD

  TICKER:                  N/A                 CUSIP:   Y1662W117

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive and approve the audited                   ISSUER            YES             FOR                  FOR

statement of accounts together with the report of the

 Directors and Independent Auditors report thereon

for the YE 31 DEC 2009

PROPOSAL #A.2: Declare a final dividend for the YE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #A.3.1: Re-election of Mr. Tse Hau Yin,                ISSUER            YES             FOR                  FOR

Aloysius as an Independent Non-Executive Director

PROPOSAL #A.3.2: Re-election of Mr. Zhou Shouwei as          ISSUER            YES             FOR                  FOR

an Non-executive Director

PROPOSAL #A.3.3: Re-election of Mr. Yang Hua as an            ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #A.3.4: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

fix the remuneration of each of the Directors

PROPOSAL #A.4: Reelection of Mr. Chiu Sung Hong as            ISSUER            YES             FOR                  FOR

Independent Non-Executive Director and authorize the

Board of Directors to fix his remuneration

PROPOSAL #A.5: Re-appointment the Company's                        ISSUER            YES             FOR                  FOR

Independent Auditor and authorize the Board of

Directors to fix their remuneration

PROPOSAL #B.1: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to repurchase shares in the capital of

the Company not exceeding 10% of the share captial of

 the Company in issue as at the date of passing of

this resolution

PROPOSAL #B.2: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares in the capital of the Company not

exceeding 20% of the share captial of the Company in

issue as at the date of passing of this resolution

PROPOSAL #B.3: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with shares in

 the capital of the Company by the aggregate number

of shares repurchased, which shall not exceeding 10%

of the share captial of the Company in issue as at

the date of passing of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNPC (HONG KONG) LTD

  TICKER:                  N/A                 CUSIP:   G2237F100

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions contemplated          ISSUER            YES             FOR                  FOR

under the Acquisition Agreement [as specified in the

circular of the Company dated 02 OCT 2009 [the

Circular]] [a copy of which is tabled at the meeting

and marked A and initialled by the Chairman of the

meeting for identification purpose]; and authorize

any 1 Director [if execution under the common seal of

 the Company is required, any 2 Directors] of the

Company for and on behalf of the Company to sign, and

 where required, to affix the common seal of the

Company to any documents, instruments or agreements,

and to do any acts and things deemed by him to be

necessary or expedient in order to give effect to the

 Zhongyou Zhongtai Acquisition

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONOCOPHILLIPS

  TICKER:                  COP                 CUSIP:   20825C104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD L.                   ISSUER            YES             FOR                  FOR

ARMITAGE

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD H.                   ISSUER            YES             FOR                  FOR

AUCHINLECK

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES E.                       ISSUER            YES             FOR                  FOR

COPELAND, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: KENNETH M.                   ISSUER            YES             FOR                  FOR

DUBERSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: RUTH R. HARKIN             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: HAROLD W. MCGRAW         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES J. MULVA             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT A. NIBLOCK        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: HARALD J. NORVIK         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLIAM K. REILLY        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: BOBBY S. SHACKOULS      ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: VICTORIA J.                 ISSUER            YES             FOR                  FOR

TSCHINKEL

PROPOSAL #1M: ELECTION OF DIRECTOR: KATHRYN C. TURNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: WILLIAM E. WADE,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #02: PROPOSAL TO RATIFY APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG LLP AS CONOCOPHILLIPS' INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: BOARD RISK MANAGEMENT OVERSIGHT                 SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: GREENHOUSE GAS REDUCTION                              SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #05: OIL SANDS DRILLING                                        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #06: LOUISIANA WETLANDS                                        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #07: FINANCIAL RISKS OF CLIMATE CHANGE              SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #08: TOXIC POLLUTION REPORT                                 SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #09: GENDER EXPRESSION NON-DISCRIMINATION         SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #10: POLITICAL CONTRIBUTIONS                               SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSOL ENERGY INC.

  TICKER:                  CNX                 CUSIP:   20854P109

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN WHITMIRE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. BRETT HARVEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES E. ALTMEYER, SR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP W. BAXTER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM E. DAVIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJ K. GUPTA                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICIA A. HAMMICK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID C. HARDESTY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. MILLS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM P. POWELL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH T. WILLIAMS                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF ANTICIPATED SELECTION          ISSUER            YES             FOR                  FOR

OF INDEPENDENT AUDITOR: ERNST & YOUNG LLP.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENBURY RESOURCES INC.

  TICKER:                  DNR                 CUSIP:   247916208

  MEETING DATE:      3/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE AGREEMENT AND          ISSUER            YES             FOR                  FOR

PLAN OF MERGER DATED OCTOBER 31, 2009, BY AND BETWEEN

 DENBURY RESOURCES INC. (DENBURY) AND ENCORE

ACQUISTION COMPANY (ENCORE), WHICH PROVIDES FOR,

AMONG OTHER THINGS, THE MERGER OF ENCORE WITH AND

INTO DENBURY AND THE ISSUANCE OF DENBURY COMMON STOCK

 TO ENCORE STOCKHOLDERS AS PART OF THE MERGER

PROPOSAL #02: PROPOSAL TO ADJOURN THE SPECIAL                     ISSUER            YES             FOR                  FOR

MEETING, IF NECESSARY OR APPROPRIATE TO PERMIT THE

SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT

SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING

TO ADOPT PROPOSAL 1.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENBURY RESOURCES INC.

  TICKER:                  DNR                 CUSIP:   247916208

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GARETH ROBERTS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WIELAND F. WETTSTEIN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL L. BEATTY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL B. DECKER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD G. GREENE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID I. HEATHER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY L. MCMICHAEL                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RANDY STEIN                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO INCREASE THE NUMBER OF                ISSUER            YES             FOR                  FOR

SHARES THAT MAY BE USED UNDER THE 2004 OMNIBUS STOCK

AND INCENTIVE PLAN.

PROPOSAL #03: PROPOSAL TO REAPPROVE THE PERFORMANCE          ISSUER            YES             FOR                  FOR

MEASURES UNDER OUR 2004 OMNIBUS STOCK AND INCENTIVE

PLAN.

PROPOSAL #04: PROPOSAL TO INCREASE THE SECTION 162(M)        ISSUER            YES             FOR                  FOR

 BASED CAP ON THE CASH PORTION OF PERFORMANCE AWARDS

GRANTED UNDER OUR 2004 OMNIBUS STOCK AND INCENTIVE

PLAN.

PROPOSAL #05: PROPOSAL TO RATIFY THE APPOINTMENT BY          ISSUER            YES             FOR                  FOR

THE AUDIT COMMITTEE OF PRICEWATERHOUSECOOPERS LLP AS

DENBURY'S INDEPENDENT AUDITOR FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEVON ENERGY CORPORATION

  TICKER:                  DVN                 CUSIP:   25179M103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN RICHELS                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF THE COMPANY'S        ISSUER            YES             FOR                  FOR

 INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: ADOPT SIMPLE MAJORITY VOTE.                        SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIAMOND OFFSHORE DRILLING, INC.

  TICKER:                  DO                   CUSIP:   25271C102

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES S. TISCH                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LAWRENCE R. DICKERSON                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN R. BOLTON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES L. FABRIKANT                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL G. GAFFNEY II                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD GREBOW                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HERBERT C. HOFMANN                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ARTHUR L. REBELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND S. TROUBH                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE

COMPANY FOR FISCAL YEAR 2010.

PROPOSAL #03: TO TRANSACT SUCH OTHER BUSINESS AS MAY         ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY

ADJOURNMENT THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EL PASO CORPORATION

  TICKER:                  EP                   CUSIP:   28336L109

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JUAN CARLOS                 ISSUER            YES             FOR                  FOR

BRANIFF

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID W. CRANE             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DOUGLAS L. FOSHEE        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT W. GOLDMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ANTHONY W. HALL,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS R. HIX               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FERRELL P. MCCLEAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: TIMOTHY J. PROBERT      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: STEVEN J. SHAPIRO        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J. MICHAEL TALBERT      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ROBERT F. VAGT             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN L. WHITMIRE         ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE EL PASO CORPORATION              ISSUER            YES             FOR                  FOR

2005 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENBRIDGE INC MEDIUM TERM NTS  CDS-

  TICKER:                  N/A                 CUSIP:   29250N105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of David A. Arledge as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Election of James J. Blanchard as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of J. Lorne Braithwaite as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Patric D.Daniel as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of J. Herb England as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of Charles W. Fischer as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of David A. Leslie as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of George K. Petty as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of Charles E. Shultz as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Dan C. Tutcher as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.11: Election of Catherine L. Williams as         ISSUER            YES             FOR                  FOR

a Director for the ensuing year

PROPOSAL #2.: Appointment of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

LLP as Auditors at a remuneration to be fixed by the

Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENCANA CORP

  TICKER:                  N/A                 CUSIP:   292505104

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve an arrangement pursuant to              ISSUER            YES             FOR                  FOR

Section 192 of the Canada Business Corporations Act

pursuant to which, among other things, common

shareholders of EnCana will receive 1 new common

share in EnCana and 1 common share in a new public

Company called Cenovus Energy Inc. in exchange for

each common share of EnCana held

PROPOSAL #2.: Ratify and approve the Employee Stock          ISSUER            YES             FOR                  FOR

Option Plan for Cenovus Energy Inc.

PROPOSAL #3.: Ratify and approve the Shareholder                ISSUER            YES             FOR                  FOR

Rights Plan for Cenovus Energy Inc.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENCANA CORPORATION

  TICKER:                  ECA                 CUSIP:   292505104

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: A SPECIAL RESOLUTION, THE FULL TEXT OF         ISSUER            YES             FOR                  FOR

WHICH IS SET FORTH IN APPENDIX A TO THE ACCOMPANYING

INFORMATION CIRCULAR, APPROVING AN ARRANGEMENT

PURSUANT TO SECTION 192 OF THE CANADA BUSINESS

CORPORATIONS ACT PURSUANT TO WHICH, AMONG OTHER

THINGS, COMMON SHAREHOLDERS OF ENCANA WILL RECEIVE

ONE NEW COMMON SHARE IN ENCANA AND ONE COMMON SHARE

IN A NEW PUBLIC COMPANY CALLED CENOVUS ENERGY INC. IN

 EXCHANGE FOR EACH COMMON SHARE OF ENCANA HELD.

PROPOSAL #02: AN ORDINARY RESOLUTION RATIFYING AND            ISSUER            YES             FOR                  FOR

APPROVING AN EMPLOYEE STOCK OPTION PLAN FOR CENOVUS

ENERGY INC.

PROPOSAL #03: AN ORDINARY RESOLUTION RATIFYING AND            ISSUER            YES             FOR                  FOR

APPROVING A SHAREHOLDER RIGHTS PLAN FOR CENOVUS

ENERGY INC.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENCANA CORPORATION

  TICKER:                  ECA                 CUSIP:   292505104

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PETER A. DEA                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RANDALL K. ERESMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAIRE S. FARLEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRED J. FOWLER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY W. HARRISON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUZANNE P. NIMOCKS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID P. O'BRIEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JANE L. PEVERETT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALLAN P. SAWIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE G. WATERMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAYTON H. WOITAS                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF AUDITORS -                               ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AT A REMUNERATION TO FIXED

 BY THE BOARD OF DIRECTORS.

PROPOSAL #03: AMENDMENT AND RECONFIRMATION OF THE              ISSUER            YES             FOR                  FOR

SHAREHOLDER RIGHTS PLAN.

PROPOSAL #04: CONFIRMATION OF AMENDMENTS TO BY-LAW            ISSUER            YES             FOR                  FOR

NO. 1.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENCORE ACQUISITION COMPANY

  TICKER:                  EAC                 CUSIP:   29255W100

  MEETING DATE:      3/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ADOPT THE AGREEMENT AND PLAN OF MERGER         ISSUER            YES             FOR                  FOR

DATED OCTOBER 31, 2009, BY AND BETWEEN DENBURY

RESOURCES INC. AND ENCORE ACQUISITION COMPANY.

PROPOSAL #02: ADJOURN THE SPECIAL MEETING OF                       ISSUER            YES             FOR                  FOR

STOCKHOLDERS, IF NECESSARY OR APPROPRIATE TO PERMIT

THE SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE

NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL

MEETING TO ADOPT THE AGREEMENT AND PLAN OF MERGER.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENI SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T3643A145

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet as of 31 DEC        ISSUER             NO              N/A                  N/A

 2009 of Eni Spa, consolidated balance sheet as of 31

 DEC 2009; Directors, Board of Auditors and External

Auditing Company's reporting

PROPOSAL #O.2: Approve the profits allocation                      ISSUER             NO              N/A                  N/A

PROPOSAL #O.3: Appoint the Independent Auditors for          ISSUER             NO              N/A                  N/A

the period 2010-2018

PROPOSAL #E.1: Amend the Articles 1, 4, 12, 15 and 16        ISSUER             NO              N/A                  N/A

 of the Corporate Bylaws; related resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENSCO PLC

  TICKER:                  ESV                 CUSIP:   29358Q109

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ELECT THOMAS L. KELLY II AS A CLASS         ISSUER            YES             FOR                  FOR

II DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN

2013.

PROPOSAL #02: TO ELECT RITA M. RODRIGUEZ AS A CLASS          ISSUER            YES             FOR                  FOR

II DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN

2013.

PROPOSAL #03: TO RATIFY THE AUDIT COMMITTEE'S                     ISSUER            YES             FOR                  FOR

APPOINTMENT OF KPMG LLP AS OUR U.S. INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF KPMG AUDIT        ISSUER            YES             FOR                  FOR

 PLC AS OUR STATUTORY AUDITORS UNDER COMPANIES ACT

2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF NEXT

ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID

BEFORE THE COMPANY) AND TO RATIFY THAT THE AUDIT

COMMITTEE IS AUTHORIZED TO DETERMINE OUR STATUTORY

AUDITORS' REMUNERATION.

PROPOSAL #05: TO RE-APPROVE THE ENSCO 2005 CASH                 ISSUER            YES             FOR                  FOR

INCENTIVE PLAN, INCLUDING THE MATERIAL TERMS OF THE

PERFORMANCE GOALS THEREIN FOR PURPOSES OF SECTION

162(M) OF THE INTERNAL REVENUE CODE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EOG RESOURCES, INC.

  TICKER:                  EOG                 CUSIP:   26875P101

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GEORGE A. ALCORN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES R. CRISP         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES C. DAY                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARK G. PAPA                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: H. LEIGHTON                 ISSUER            YES             FOR                  FOR

STEWARD

PROPOSAL #1F: ELECTION OF DIRECTOR: DONALD F. TEXTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRANK G. WISNER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT BY THE BOARD         ISSUER            YES             FOR                  FOR

OF DIRECTORS OF DELOITTE & TOUCHE LLP, INDEPENDENT

PUBLIC ACCOUNTANTS.

PROPOSAL #03: TO APPROVE AN AMENDMENT 2008 OMNIBUS            ISSUER            YES             FOR                  FOR

EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF

SHARES FOR ISSUANCE UNDER THE PLAN.

PROPOSAL #04: TO APPROVE AN AMENDMENT EMPLOYEE STOCK         ISSUER            YES             FOR                  FOR

PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES

AVAILABLE FOR PURCHASE UNDER THE PLAN.

PROPOSAL #05: TO APPROVE AN AMENDMENT AND RESTATEMENT        ISSUER            YES             FOR                  FOR

 EXECUTIVE OFFICER ANNUAL BONUS PLAN TO EXTEND THE

TERM OF THE PLAN.

PROPOSAL #06: STOCKHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         ABSTAIN           AGAINST

HYDRAULIC FRACTURING, IF PROPERLY PRESENTED.

PROPOSAL #07: STOCKHOLDER PROPOSAL CONCERNING POST-       SHAREHOLDER        YES         AGAINST               FOR

EMPLOYMENT STOCK OWNERSHIP REQUIREMENTS FOR EXECUTIVE

 OFFICERS, IF PROPERLY PRESENTED.

PROPOSAL #08: STOCKHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         AGAINST               FOR

ACCELERATED VESTING OF EXECUTIVE OFFICER STOCK

AWARDS, IF PROPERLY PRESENTED

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EQT CORPORATION

  TICKER:                  EQT                 CUSIP:   26884L109

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: VICKY A. BAILEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MURRY S. GERBER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE L. MILES, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. WHALEN                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFY APPOINTMENT OF ERNST & YOUNG LLP         ISSUER            YES             FOR                  FOR

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PROPOSAL #3: SHAREHOLDER PROPOSAL REGARDING A                 SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE STANDARD IN DIRECTOR ELECTIONS

PROPOSAL #4: SHAREHOLDER PROPOSAL REGARDING                    SHAREHOLDER        YES         ABSTAIN           AGAINST

SUSTAINABILITY REPORT/CLIMATE CHANGE DISCLOSURE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXELON CORPORATION

  TICKER:                  EXC                 CUSIP:   30161N101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN A. CANNING,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: M. WALTER                     ISSUER            YES             FOR                  FOR

D'ALESSIO

PROPOSAL #1C: ELECTION OF DIRECTOR: NICHOLAS                       ISSUER            YES             FOR                  FOR

DEBENEDICTIS

PROPOSAL #1D: ELECTION OF DIRECTOR: BRUCE DEMARS                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: NELSON A. DIAZ             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: SUE L. GIN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ROSEMARIE B. GRECO      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PAUL L. JOSKOW             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD W. MIES           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOHN M. PALMS               ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: WILLIAM C.                   ISSUER            YES             FOR                  FOR

RICHARDSON

PROPOSAL #1L: ELECTION OF DIRECTOR: THOMAS J. RIDGE           ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JOHN W. ROGERS,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1N: ELECTION OF DIRECTOR: JOHN W. ROWE                ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: STEPHEN D.                   ISSUER            YES             FOR                  FOR

STEINOUR

PROPOSAL #1P: ELECTION OF DIRECTOR: DON THOMPSON                ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE APPROVAL OF EXELON CORPORATION'S            ISSUER            YES             FOR                  FOR

2011 LONG-TERM INCENTIVE PLAN.

PROPOSAL #03: THE RATIFICATION OF                                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS EXELON'S INDEPENDENT

ACCOUNTANT FOR THE YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXXON MOBIL CORPORATION

  TICKER:                  XOM                 CUSIP:   30231G102

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: M.J. BOSKIN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. BRABECK-LETMATHE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.R. FAULKNER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.S. FISHMAN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: K.C. FRAZIER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.W. GEORGE                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.C. NELSON                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.J. PALMISANO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.S REINEMUND                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.W. TILLERSON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.E. WHITACRE, JR.                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS            ISSUER            YES             FOR                  FOR

(PAGE 52)

PROPOSAL #03: SPECIAL SHAREHOLDER MEETINGS (PAGE 54)     SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: INCORPORATE IN NORTH DAKOTA (PAGE 55)       SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #05: SHAREHOLDER ADVISORY VOTE ON EXECUTIVE    SHAREHOLDER        YES         AGAINST               FOR

COMPENSATION (PAGE 56)

PROPOSAL #06: AMENDMENT OF EEO POLICY (PAGE 57)              SHAREHOLDER        YES             FOR               AGAINST

PROPOSAL #07: POLICY ON WATER (PAGE 59)                            SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #08: WETLANDS RESTORATION POLICY (PAGE 60)       SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #09: REPORT ON CANADIAN OIL SANDS (PAGE 62)     SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #10: REPORT ON NATURAL GAS PRODUCTION (PAGE    SHAREHOLDER        YES         ABSTAIN           AGAINST

64)

PROPOSAL #11: REPORT ON ENERGY TECHNOLOGY (PAGE 65)       SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #12: GREENHOUSE GAS EMISSIONS GOALS (PAGE 67)  SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #13: PLANNING ASSUMPTIONS (PAGE 69)                   SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOREST OIL CORPORATION

  TICKER:                  FST                 CUSIP:   346091705

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LOREN K. CARROLL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICK R. MCDONALD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND I. WILCOX                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 FOREST OIL CORPORATION 2007 STOCK INCENTIVE PLAN TO

(I) ADD 4,000,000 SHARES AVAILABLE FOR ISSUANCE, (II)

 FURTHER RESTRICT THE ABILITY OF FOREST TO REPRICE OR

 EXCHANGE UNDERWATER OPTIONS OR STOCK APPRECIATION

RIGHTS, (III) PROHIBIT PAYMENTS IN CONNECTION WITH A

CORPORATE CHANGE PRIOR TO THE CORPORATE CHANGE

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS FOREST'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRONTLINE LTD

  TICKER:                  N/A                 CUSIP:   G3682E127

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to set the maximum number of            ISSUER            YES             FOR                  FOR

Directors to be not more than 8

PROPOSAL #2.: Approve to resolve that vacancies in            ISSUER            YES             FOR                  FOR

the number of Directors be designated casual

vacancies and authorize the Board of Directors to

fill such casual vacancies as and when it deems fit

PROPOSAL #3.: Re-elect Mr. John Fredriksen as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #4.: Re-elect Mrs. Kate Blankenship as a              ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-elect Mr. Frixos Savvides as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-elect Ms. Kathrine Fredriksen as a          ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #7.: Appoint PricewaterhouseCoopers DA of            ISSUER            YES             FOR                  FOR

Oslo, Norway as the Auditors and authorize the

Directors to determine their remuneration

PROPOSAL #8.: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Company's Board of Directors of a total amount of

fees not to exceed USD 400,000 for the YE 31 DEC 2009

PROPOSAL #9.: Transact other such business                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Approve the Share Option Plan [the              ISSUER            YES         AGAINST           AGAINST

plan] the rules of which will offer eligible persons

the right [but not obligation] to subscribe for

shares in the Company [an Option] at a fixed at the

date of granting the option in accordance with the

terms of plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUGRO NV, LEIDSCHENDAM

  TICKER:                  N/A                 CUSIP:   N3385Q197

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Board of Management and            ISSUER             NO              N/A                  N/A

the Supervisory Board for the year 2009

PROPOSAL #3: Adopt the 2009 annual accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Grant discharge of the Members of the            ISSUER            YES             FOR                  FOR

Board of Management for their Management

PROPOSAL #5: Grant discharge of the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board for their supervision

PROPOSAL #6.a: Discussion of the policy on reserves          ISSUER             NO              N/A                  N/A

and dividend

PROPOSAL #6.b: Approve the appropriation of the 2009         ISSUER            YES             FOR                  FOR

profits

PROPOSAL #7: Corporate Governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #8.a: Re-appointment of Mr. H.C. Scheffer as        ISSUER            YES             FOR                  FOR

 a Member of the Supervisory Board

PROPOSAL #8.b: Re-appointment of Mr. F.H. Schreve as         ISSUER            YES             FOR                  FOR

a Member of the Supervisory Board

PROPOSAL #8.c: Re-appointment of Mr. G-J. Kramer as a        ISSUER            YES         AGAINST           AGAINST

 Member of the Supervisory Board

PROPOSAL #8.d: Re-appointment of Mr. Th. Smith as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #9.a: Re-appointment of Mr. P. Van Riel as a        ISSUER            YES             FOR                  FOR

 Member of the Board of Management

PROPOSAL #9.b: Re-appointment of Mr. A. Steenbakker          ISSUER            YES             FOR                  FOR

as a Member of the Board of Management

PROPOSAL #10: Re-appointment of the External Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #11.a: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

increase of the limitation on share buy-backs up to a

 maximum of 50% of the issued share capital in

accordance with Section 2:98 of the Dutch Civil Code

as revised on 11 JUN 2008

PROPOSAL #11.b: Amend the Articles of Association: in        ISSUER            YES         AGAINST           AGAINST

 anticipation of the expected change in Dutch

Legislation Section 2:114a of the Dutch Civil Code,

link the right of a shareholder or holder of

certificates of shares to propose items for the

agenda of a general meeting to the statutory minimum

PROPOSAL #11.c: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

other non material technical changes, which are

mainly prompted by European guidelines and changes to

 applicable law and regulations since 2005

PROPOSAL #12: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

have the Company acquire its own certificates of

PROPOSAL #13.a: Authorize the Board of Management to         ISSUER            YES         AGAINST           AGAINST

issue shares and or grant rights to subscribe for

shares

PROPOSAL #13.b: Authorize the Board of Management to         ISSUER            YES             FOR                  FOR

restrict and-or exclude pre-emption rights in respect

 of shares

PROPOSAL #14: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #15: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM NEFT OJSC, ST.PETERSBURG

  TICKER:                  N/A                 CUSIP:   X7813K101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the balance sheet, profit and            ISSUER            YES             FOR                  FOR

loss statement

PROPOSAL #3: Approve the profit and loss distribution        ISSUER            YES             FOR                  FOR

 and dividend payment at RUB 3.57 per ordinary share

for the year 2009

PROPOSAL #4.1: Election of Alisov Vladimir                          ISSUER            YES             FOR                  FOR

Mikhailovich to the Board of Directors

PROPOSAL #4.2: Election of Garaev Marat Marselevich          ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #4.3: Election of Golubev Valery                            ISSUER            YES             FOR                  FOR

Alexandrovich to the Board of Directors

PROPOSAL #4.4: Election of Dubik Nikolay Nikolaevich         ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #4.5: Election of Dyukov Alexandr                          ISSUER            YES             FOR                  FOR

Valerievich to the Board of Directors

PROPOSAL #4.6: Election of Kalinkin Alexandr                       ISSUER            YES             FOR                  FOR

Vyacheslavovich to the Board of Directors

PROPOSAL #4.7: Election of Kruglov Andrey                            ISSUER            YES             FOR                  FOR

Vyacheslavovich to the Board of Directors

PROPOSAL #4.8: Election of Miller Alexey Borisovich          ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #4.9: Election of Miheev Alexandr                          ISSUER            YES             FOR                  FOR

Leonidovich to the Board of Directors

PROPOSAL #4.10: Election of Pavlova Olga Petrovna to         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #4.11: Election of Podyuk Vasiliy                          ISSUER            YES             FOR                  FOR

Grigorievich to the Board of Directors

PROPOSAL #4.12: Election of Seleznev Kirill                        ISSUER            YES             FOR                  FOR

Gennadievich to the Board of Directors

PROPOSAL #5.1: Election of Arkhipov Dmitry                          ISSUER            YES             FOR                  FOR

Alexandrovich to the Audit Commission

PROPOSAL #5.2: Election of Kovalev Vitaliy                          ISSUER            YES             FOR                  FOR

Anatolievich to the Audit Commission

PROPOSAL #5.3: Election of Frolov Alexandr                          ISSUER            YES             FOR                  FOR

Alexandrovich to the Audit Commission

PROPOSAL #6: Approve the External Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the remuneration to the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #8: Approve the remuneration to the Audit            ISSUER            YES             FOR                  FOR

Commission

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #10.71: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 9 billion Rubles

PROPOSAL #10.72: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, within

 the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 600 million Rubles

PROPOSAL #10.73: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 80 million Rubles

PROPOSAL #10.74: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, within the period between

July 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, to provide services related

to implementation of OAO Gazprom's investment

projects involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 1.6 billion Rubles

PROPOSAL #10.75: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event of loss

or destruction of, or damage to, including

deformation of the original geometrical dimensions of

 the structures or individual elements of, machinery

or equipment; linear portions, technological

equipment and fixtures of trunk gas pipelines,

petroleum pipelines or refined product pipelines;

property forming part of wells; natural gas held at

the facilities of the Unified Gas Supply System in

the course of transportation or storage in

underground gas storage reservoirs [insured

property], as well as in the event of losses incurred

 by OAO Gazprom as a result of an interruption in

production operations due to destruction or loss of

or damage to insured property [insured events], to

make payment of insurance compensation to OAO Gazprom

 or OAO Gazprom's subsidiary companies to which the

insured property has been leased [beneficiaries] up

to the aggregate insurance amount not exceeding 10

trillion Rubles in respect of all insured events, and

 OAO Gazprom undertakes to pay OAO SOGAZ an insurance

 premium in an aggregate maximum amount of 5 billion

Rubles, with each agreement having an effective term

PROPOSAL #10.76: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to life, health or property of other

persons or the natural environment as a result of an

emergency or incident occurring, among other things,

as a result of a terrorist act at a hazardous

industrial facility operated by OAO Gazprom [insured

events], to make an insurance payment to physical

persons whose life, health or property has been

harmed, to legal entities whose property has been

harmed or to the state, acting through those

authorized agencies of executive power whose

competence includes environmental protection

management, in the event that harm is caused to the

natural environment [beneficiaries] up to an

aggregate insurance amount not exceeding 30 million

Rubles, and OAO Gazprom undertakes to pay an

insurance premium in an aggregate maximum amount of

PROPOSAL #10.77: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to the life or health of OAO Gazprom's

 employees [insured persons] as a result of an

accident that occurs during the period of the

insurance coverage on a 24-hour-a-day basis or

diseases that are diagnosed during the effective

period of the agreements [insured events], to make an

 insurance payment to the insured person or the

person designated by him as his beneficiary or to the

 heir of the insured person [beneficiaries], up to

the aggregate insurance amount not exceeding 150

billion Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 40 million Rubles, each agreement having an

 effective term of 1 year

PROPOSAL #10.78: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO SOGAZ undertakes, in the event

that harm is caused to the life or health of

employees of OAO Gazprom's branch responsible for the

 administration of OAO Gazprom premises [insured

persons] as a result of an accident occurring during

the performance by an insured person of his official

duties, including the time of travel from the place

of residence of such person to the place of the

performance of his official duties, and back, within

2.5 hours before the beginning and after the end of

the working day [insured events], to make an

insurance payment to the insured person or the person

 designated by him as his beneficiary or to a heir of

 the insured person [beneficiaries], up to the

aggregate insurance amount not exceeding 279.66

million Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 589,000 Rubles, each agreement having an

PROPOSAL #10.79: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom or members of their families or non-

working retired former employees of OAO Gazprom or

members of their families [insured persons who are

beneficiaries] apply to a health care institution for

 the provision of medical services [insured events],

to arrange and pay for the provision of medical

services to the insured persons up to the aggregate

insurance amount not exceeding 90 billion Rubles and

OAO Gazprom undertakes to pay OAO SOGAZ an insurance

premium in an aggregate maximum amount of 200 million

 Rubles, each agreement having an effective term of 1

PROPOSAL #10.80: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises, members of

their families or nonworking retired former employees

 of OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises [insured

persons who are beneficiaries] apply to a health care

 institution for the provision of medical services

[insured events], to arrange and pay for the

provision of medical services to the insured persons

up to the aggregate insurance amount not exceeding

154.3 million Rubles and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount of 151.2 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.81: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch OAO Gazprom Avtopredpriyatie,

members of their families or non-working retired

former employees of OAO Gazprom's branch OAO Gazprom

Avtopredpriyatie or members of their families

[insured persons who are beneficiaries] apply to a

health care institution for the provision of medical

services [insured events], to arrange and pay for the

 provision of medical services to the insured persons

 up to the aggregate insurance amount not exceeding

62.8 million Rubles and OAO Gazprom undertakes to pay

 OAO SOGAZ an insurance premium in an aggregate

maximum amount of 59.03 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.82: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever harm [damage

 or destruction] is caused to a transportation

vehicle owned by OAO Gazprom, or such vehicle is

stolen or hijacked, or an individual component, part,

 unit, device or supplementary equipment installed on

 such transportation vehicle is stolen [insured

events], to make an insurance payment to OAO Gazprom

[beneficiary] up to the aggregate insurance amount

not exceeding 1,183.6 million Rubles and OAO Gazprom

undertakes to pay OAO SOGAZ an insurance premium in

an aggregate maximum amount of 22.49 million Rubles,

each agreement having an effective term of 1 year

PROPOSAL #10.83: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and OAO SOGAZ pursuant

to which OAO SOGAZ undertakes, in the event of:

assertion of claims against members of the Board of

Directors or the Management Committee of OAO Gazprom

who are not persons holding state positions in the

Russian Federation or positions in the state civil

service [insured persons] by physical persons or

legal entities for whose benefit the agreement will

be entered into and who could suffer harm, including

shareholders of OAO Gazprom, debtors and creditors of

 OAO Gazprom, employees of OAO Gazprom, as well as

the Russian Federation represented by its authorized

agencies and representatives [third parties

[beneficiaries]] for compensation of losses resulting

 from unintentional erroneous acts [omissions] of

insured persons in the conduct by them of their

management activities; the insured persons incurring

judicial or other costs in settling such claims;

assertion of claims against OAO Gazprom by third

persons [beneficiaries] for compensation of losses

resulting from unintentional erroneous acts

[omissions] of insured persons in the conduct by them

 of their management activities on the basis of

claims asserted with respect to OAO Gazprom's

securities, as well as claims originally asserted

against insured persons; OAO Gazprom incurring

judicial or other costs in settling such claims

[insured events], to make an insurance payment to

third parties [beneficiaries] whose interests were

prejudiced, as well as insured persons and/or OAO

Gazprom in the event of incurrence of judicial or

other costs involved in settling claims for

compensation of losses, up to the aggregate insurance

 amount not exceeding the Ruble equivalent of 100

million U.S. Dollars, and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount equal to the Ruble equivalent of 2

million U.S. Dollars, such agreement having an

PROPOSAL #10.84: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom,

 ZAO Gaztelecom, OAO Gazprom Promgaz, OAO

Gazpromregiongaz, OOO Gazprom Export, OOO

Gazpromtrans, ZAO Gazprom Invest Yug, OAO Gazprom

Space Systems, OOO Gazprom Komplektatsiya, ZAO

Gazprom Neft Orenburg, OAO Gazprom Neft , OAO

Druzhba, OAO Lazurnaya, OOO Mezhregiongaz, OAO

Salavatnefteorgsintez, OAO SOGAZ, DOAO

Tsentrenergogaz of OAO Gazprom, OAO Tsentrgaz,

Gazprombank [Open Joint Stock Company] and ZAO

Yamalgazinvest [the Contractors] pursuant to which

the Contractors undertake to provide, from August 30,

 2010 to December 31, 2010, in accordance with

instructions from OAO Gazprom, services of arranging

for and carrying out stocktaking of fixed assets of

OAO Gazprom that are to be leased to the Contractors,

 and OAO Gazprom undertakes to pay for such services

an aggregate maximum amount of 3 million Rubles

PROPOSAL #10.85: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and November 30, 2011, to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory and methodological documentation ensuring

reliability and development of gas distribution

systems; Development of recommendations concerning

the selection of gas supply options in respect of

remote and newly commissioned gas consuming

facilities; Predictive estimate of efficient areas

and volumes of the use of natural gas and other types

 of fuel and energy resources in regions of Eastern

Siberia and the Far East through the year of 2030

under different economic development scenarios; Flow

diagram of development of Severokolpakovskoye gas

condensate field with identification of a pilot

production period; Development of OAO Gazprom's

technical policy covering the energy parameters of

the unified gas supply system through the year of

2020 and deliver the research results to OAO Gazprom,

 and OAO Gazprom undertakes to accept of the research

 results and pay for such work an aggregate maximum

PROPOSAL #10.86: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Preparation of

regulatory and methodological documents on ensuring

control of development of natural gas fields at OAO

Gazprom; Technical and economic considerations

concerning the utilization residual gas at Astrakhan

Gas Processing Facility; Development of permanent

geological and technological [geological and

filtration] models of Kshuk and Lower Kvakchik gas

condensate fields; Development of a methodology for

cost-effective management of low pressure trunk

transportation of gas in a gas transportation system

with compressor plants equipped with full-pressure

gas pumping units [based on the example of GTS OOO

Gazprom Transgaz Yugorsk]; Development of regulatory

and technical documentation for arrangement for and

conduct of repairs of OAO Gazprom's facilities,

delivering the research results to OAO Gazprom and

OAO Gazprom undertakes to accept the research results

 and pay for such work an aggregate maximum amount of

PROPOSAL #10.87: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory documentation for the information support

of prospecting and development of gas condensate and

oil and gas condensate fields in the area of the

study of gas condensate parameters of wells and

deposits, planning and monitoring of the mining

process; Information and analytical support of the

management of gas distribution to consumers in

Russian Federation regions, including monitoring of

the load of gas pipeline branches and analysis of the

 compliance with the terms of permits for the use of

gas; Development of a set of regulatory documents

relating to standardization of the dispatch control

of gas supply systems; Development of regulatory and

methodological basis facilitating the preparation of

development and exploitation of methane-coal

deposits, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 321.7 million Rubles

PROPOSAL #10.88: Approve, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz, pursuant

 to which OAO Gazprom Promgaz undertakes within the

period between July 1, 2010 and December 31, 2012 to

perform, acting on OAO Gazprom's instructions,

research work for OAO Gazprom covering the following

subject: A program of commissioning gas pipeline

branches through the year of 2030, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 100 million

 Rubles

PROPOSAL #10.89: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of a

system of costing design and exploration operations

at OAO Gazprom's facilities on the basis of labor

costs, delivering the research results to OAO Gazprom

 and OAO Gazprom undertakes to accept the research

results and pay for such work an aggregate maximum

amount of 58 million Rubles

PROPOSAL #10.90: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2010 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of

corporate unit rates for construction and assembly,

drilling, start-up and commissioning work by clusters

 of concentrated construction in prices current as of

 01 JAN 2010 [by types of directories of state and

industry cost estimation standards used in the design

 of production facilities], delivering the research

results to OAO Gazprom and OAO Gazprom undertakes to

accept the research results and pay for such work an

aggregate maximum amount of 35 million Rubles

PROPOSAL #10.91: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Improvement of the

technology of natural gas conversion on a

bifunctional catalytic agent with the production of

synthetic liquid fuel and development of proposals

for the introduction of the developed technological

solutions for pilot production purposes, delivering

the research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 360 million

PROPOSAL #10.92: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2012 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of plans

 of activities for supply of natural gas and

gasification of regions of Eastern Siberia and the

Far East, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 14.5 million Rubles

PROPOSAL #10.93: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

Comprehensive Program for Early Diagnostics and

Prevention of Cardiovascular Diseases of OAO

Gazprom's Personnel; Development of an Occupational

Risk Management System and a Program for Prevention

of Injuries to Personnel at OAO Gazprom's

Enterprises; Development of a regulatory and

methodological framework for the vocational selection

 of personnel at OAO Gazprom's organizations for work

 on a rotational team basis; and Development of a

Comprehensive Program for Early Identification and

Prevention of Oncological Diseases of OAO Gazprom's

Personnel, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

PROPOSAL #10.94: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2012, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

system of medical, sanitary and psychological support

 for work at the Shtokman field with the use of

rotational team labor system and Development of

unified standards for evaluating [monitoring] and

forecasting the impact of natural, environmental and

production factors on the state of human health in

the area of construction of the Pre-Caspian gas

pipeline, development of the Caspian Sea shelf and

Central Asian oil and gas fields, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 116 million

PROPOSAL #10.95: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to express

assessment of estimated cost of OAO Gazprom's

commissioned facilities, determination of the

operational cost and expenses included in Chapters 1

and 9 of the consolidated estimates of the

construction cost of OAO Gazprom's facilities in

accordance with statutory, methodological and

regulatory documentation effective as of January 1,

2010, with the purpose of establishing effective

control over the use of the mentioned limits,

analysis of the labor costs involved in the design of

 mining facilities, trunk gas pipelines and

compressor plants on the basis of actual data

provided by OAO Gazprom's design institutions,

support of the Comprehensive Plan of Activities for

Optimizing the Company's Costs Structure in terms of

cost estimation-related regulatory framework and

assessment of cost estimation-related regulatory

documents facilitating the introduction of new

construction technologies, and OAO Gazprom undertakes

 to pay for such services an aggregate maximum amount

PROPOSAL #10.96: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and July 1, 2012 to perform, acting on OAO Gazprom's

instructions, research work for OAO Gazprom covering

the following subject: Assessment of opportunities

for the sale of methane extracted at the primary

production sites of Kuznetsk Coal Basin, delivering

the research results to OAO Gazprom, and OAO Gazprom

undertakes to accept of the research results and pay

for such work an aggregate maximum amount of 35

million Rubles

PROPOSAL #10.97: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz and OAO Gazprom Space Systems [the

Contractors], pursuant to which the Contractors

undertake, within the period between July 1, 2010 and

 December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to

implementation of programs of scientific and

technical cooperation of OAO Gazprom with foreign

partner companies and OAO Gazprom undertakes to pay

for such services an aggregate maximum amount of 2

PROPOSAL #10.98: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, to perform, acting on OAO Gazprom's

instructions, a set of work relating to technical

maintenance of OAO Gazprom's technological assets

constituting elements of communication lines and

equipment of the fiber optic communication system of

Yamal–Europe pipeline in the territories of the

Russian Federation and the Republic of Belarus,

delivering the results to OAO Gazprom, and OAO

Gazprom undertakes to accept of the results of the

operations and pay for such work an aggregate maximum

PROPOSAL #10.99: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of an

agreement between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz will

deliver to OAO Gazprom complete exclusive rights to

utility model Corporate system for collecting space

data required for the design and operation of long-

distance technical structures, prospecting of oil and

 gas fields and their development and operation owned

 by it, and OAO Gazprom undertakes to pay OAO Gazprom

 Promgaz a fee for the acquisition of exclusive

rights to the utility model in an aggregate maximum

amount of 20,000 Rubles

PROPOSAL #10100: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, ZAO Gazprom Invest Yug and OAO Tomskgazprom

[the Licensees], pursuant to which OAO Gazprom will

grant the Licensees ordinary [non-exclusive] license

to use computer software package Software for

computation of cost estimates based on the resource

method under the current level of well construction

prices by recording it in the memory of the

Licensees' computers, and the Licensees will pay OAO

Gazprom a license fee in an aggregate maximum amount

of 975,000 Rubles

PROPOSAL #10101: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

ZAO Yamalgazinvest, OOO Mezhregiongaz, OAO

Gazpromregiongaz, OAO Salavatnefteorgsintez, OOO REP

and Gazpromipoteka Fund [the Licensees], pursuant to

which OAO Gazprom will grant the Licensees an

ordinary [non-exclusive] license to use OAO Gazprom's

 trade marks, registered in the State Register of

Trade Marks and Service Marks of the Russian

Federation, as follows: on goods, labels or packaging

 of goods which are produced, offered for sale, sold

or displayed at exhibitions or fairs or otherwise

introduced into civil transactions in the territory

of the Russian Federation, are stored or transported

for such purpose or brought into the territory of the

 Russian Federation; in connection with performance

of work or provision of services, including the

development of oil and gas fields or construction of

oil or gas pipelines; on covering, business and other

 documentation, including documentation related to

introduction of goods into civil transactions; in

offers for the sale of goods, performance of work or

provision of services, as well as in announcements,

advertisements, in connection with the conduct of

charitable or sponsored events, in printed

publications, on official letterheads, on signs,

including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensees' corporate seals; in the Internet; in the

Licensees' corporate names, and the Licensees will

pay OAO Gazprom license fees in the form of quarterly

 payments for the right of use of each of OAO

Gazprom's trade mark with respect to each transaction

 in the amount not exceeding 300 times the minimum

statutory wage established by the effective

legislation of the Russian Federation as of the date

of signing the delivery and acceptance acts, plus

value added tax at the rate required by the effective

 legislation of the Russian Federation, in an

aggregate maximum amount of 38.232 million Rubles

PROPOSAL #10102: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

[the Licensee], pursuant to which OAO Gazprom will

grant the Licensee an exclusive license to use the

following OAO Gazprom's trade marks, registered in

blue, azure and white color/color combination in the

State Register of Trade Marks and Service Marks of

the Russian Federation, as follows: on goods, labels

or packaging of goods which are produced, offered for

 sale, sold or displayed at exhibitions or fairs or

otherwise introduced into civil transactions in the

territory of the Russian Federation, are stored or

transported for such purpose or brought into the

territory of the Russian Federation; in connection

with performance of work or provision of services,

including the development of oil and gas fields or

construction of oil or gas pipelines; on covering,

business and other documentation, including

documentation related to introduction of goods into

civil transactions; in offers for the sale of goods,

performance of work or provision of services, as well

 as in announcements, advertisements, in connection

with the conduct of charitable or sponsored events,

in printed publications, on official letterheads, on

signs, including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensee's corporate seals; in the Internet; in the

Licensee's corporate name, and the Licensee will pay

OAO Gazprom a license fee in the form of one-time

[lump-sum] payment in an aggregate maximum amount of

7.304 million Rubles

PROPOSAL #11.1: Election of Akimov Andrei Igorevich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.2: Election of Ananenkov Aleksandr                 ISSUER            YES         AGAINST           AGAINST

Georgievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.3: Election of Bergmann Burckhard to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors of OAO Gazprom

PROPOSAL #11.4: Election of Gazizullin Farit                       ISSUER            YES         AGAINST           AGAINST

Rafikovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.5: Election of Gusakov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.6: Election of Zubkov Viktor Alekseevich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.7: Election of Karpel Elena Evgenievna          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.8: Election of Makarov Aleksei                        ISSUER            YES         AGAINST           AGAINST

Aleksandrovich to the Board of Directors of OAO

PROPOSAL #11.9: Election of Miller Aleksei Borisovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.10: Election of Musin Valery Abramovich         ISSUER            YES             FOR                  FOR

to the Board of Directors of OAO Gazprom

PROPOSAL #11.11: Election of Nabiullina Elvira                   ISSUER            YES         AGAINST           AGAINST

Sakhipzadovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.12: Election of Nikolaev Viktor                       ISSUER            YES         AGAINST           AGAINST

Vasilievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.13: Election of Rusakova Vlada                        ISSUER            YES         AGAINST           AGAINST

Vilorikovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.14: Election of Sereda Mikhail                        ISSUER            YES         AGAINST           AGAINST

Leonidovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.15: Election of Fortov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Evgenievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.16: Election of Shmatko Sergei Ivanovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.17: Election of Yusufov Igor Khanukovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #12.1: Election of Arkhipov Dmitry                        ISSUER            YES             FOR                  FOR

Aleksandrovich as a Member of the Audit Commission of

 OAO Gazprom

PROPOSAL #12.2: Election of Belobrov Andrei                        ISSUER            YES         AGAINST           AGAINST

Viktorovich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.3: Election of Bikulov Vadim Kasymovich         ISSUER            YES             FOR                  FOR

as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.4: Election of Kobzev Andrei Nikolaevich        ISSUER            YES             FOR                  FOR

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.5: Election of Lobanova Nina                            ISSUER            YES             FOR                  FOR

Vladislavovna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.6: Election of Logunov Dmitry                          ISSUER            YES         AGAINST           AGAINST

Sergeyevich as a Member of the Audit Commission of

PROPOSAL #12.7: Election of Nosov Yury Stanislavovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.8: Election of Pesotsky Konstantin                 ISSUER            YES         AGAINST           AGAINST

Valerievich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.9: Election of Salekhov Marat                          ISSUER            YES                                 AGAINST

Khasanovich as a Member of the Audit Commission of

PROPOSAL #12.10: Election of Tikhonova Maria                       ISSUER            YES             FOR                  FOR

Gennadievna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.11: Election of Yugov Aleksandr                       ISSUER            YES                                 AGAINST

Sergeyevich as a Member of the Audit Commission of

OAO Gazprom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of OAO            ISSUER            YES             FOR                  FOR

Gazprom for 2009

PROPOSAL #2.: Approval of the annual accounting                 ISSUER            YES             FOR                  FOR

statements, including the profit and loss reports

(profit and loss accounts) of the Company based on

the results of 2009

PROPOSAL #3.: Approval of the distribution of profit         ISSUER            YES             FOR                  FOR

of the Company based on the results of 2009

PROPOSAL #4.: Approval of the amount of, time for and        ISSUER            YES             FOR                  FOR

 form of payment of annual dividends on the Company's

 shares that have been proposed by the Board of

Directors of the Company based on the results of 2009

PROPOSAL #5.: Approval of the Closed Joint Stock                ISSUER            YES             FOR                  FOR

Company PricewaterhouseCoopers Audit as the Company's

 External Auditor

PROPOSAL #6.: Amendments to the Clauses 19.1, 21.3,          ISSUER            YES             FOR                  FOR

31.1, 32.1 and 53.1 and Article 55 of the Charter of

OAO Gazprom

PROPOSAL #7.: Amendments to Article 23 and Clauses            ISSUER            YES             FOR                  FOR

24.2 and 25.1 of the Regulation on the General

Shareholders' Meeting of OAO Gazprom

PROPOSAL #8.: Payment of remuneration to Members of          ISSUER            YES         AGAINST           AGAINST

the Board of Directors in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #9.: Payment of remuneration to Members of          ISSUER            YES             FOR                  FOR

the Audit Commission in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #10.1: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] regarding receipt by OAO Gazprom

 of funds in a maximum sum of 500 million U.S.

dollars or its equivalent in Rubles or Euros, for a

term of up to and including 5 years, with interest

for using the loans to be paid at a rate not

exceeding 12% per annum in the case of loans in U.S.

Dollars/Euros and at a rate not exceeding the Bank of

 Russia's refinancing rate in effect on the date of

entry into the applicable loan agreement, plus 3% per

 annum, in the case of loans in Rubles

PROPOSAL #10.2: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO regarding receipt by OAO Gazprom of funds in a

maximum sum of 1.5 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.3: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO VTB Bank

regarding receipt by OAO Gazprom of funds in a

maximum sum of 1 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.4: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and State Corporation

Bank for Development and Foreign Economic Affairs

[Vnesheconombank] regarding receipt by OAO Gazprom of

 cash in a maximum amount of 6 billion U.S. Dollars

or its equivalent in Rubles or Euros, for a term of

up to and including 5 years, with interest for using

the loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. dollars / euros

and at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.5: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Gazprombank

[Open Joint Stock Company] entered into under the

loan facility agreement between OAO Gazprom and the

Bank, involving receipt by OAO Gazprom of cash in the

 maximum amount of 25 billion Rubles, for a term not

exceeding 30 calendar days, with interest for using

the loans to be paid at a rate not exceeding the

reference offered rate for Ruble loans [deposits] in

the Moscow money market [MosPrime Rate] established

for loans with a maturity equal to the period of

using the applicable loan, quoted as of the date of

entry into the applicable transaction, plus 2%

PROPOSAL #10.6: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Sberbank of

Russia OAO entered into under the loan facility

agreement between OAO Gazprom and the Bank, involving

 receipt by OAO Gazprom of cash in the maximum amount

 of 17 billion Rubles, for a term not exceeding 30

calendar days, with interest for using the loans to

be paid at a rate not exceeding the reference offered

 rate for Ruble loans [deposits] in the Moscow money

market [MosPrime Rate] established for loans with a

maturity equal to the period of using the applicable

loan, quoted as of the date of entry into the

applicable transaction, plus 4%

PROPOSAL #10.7: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and ZAO

Gazenergoprombank entered into under the loan

facility agreement between OAO Gazprom and the Bank,

involving receipt by OAO Gazprom of cash in the

maximum amount of 100 million U.S. Dollars, for a

term not exceeding 30 calendar days, with interest

for using the loans to be paid at a rate not

exceeding the London Interbank Offered Rate [LIBOR]

established for loans with a maturity equal to the

period of using the applicable loan, quoted as of the

 date of entry into the applicable transaction, plus

PROPOSAL #10.8: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and OAO Bank VTB,

entered into under the loan facility agreement

between OAO Gazprom and the bank, involving receipt

by OAO Gazprom of cash in the maximum amount of 5

billion Rubles, for a term not exceeding 30 calendar

days, with interest for using the loans to be paid at

 a rate not exceeding the reference offered rate for

Ruble loans [deposits] in the Moscow money market

[MosPrime Rate] established for loans with a maturity

 equal to the period of using the applicable loan,

quoted as of the date of entry into the applicable

transaction, plus 4%

PROPOSAL #10.9: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which Gazprombank

[Open Joint Stock Company] will accept and credit,

upon the terms and conditions announced by the Bank,

cash transferred to accounts opened in OAO Gazprom's

name and conduct operations through the accounts in

accordance with OAO Gazprom's instructions, as well

as agreements between OAO Gazprom and Gazprombank

[Open Joint Stock Company] regarding in the account

of a non-reducible balance in a maximum amount not

exceeding 20 billion Rubles or its equivalent in a

foreign currency per transaction, with interest to be

 paid by the bank at a rate not lower than 0.1% per

annum in the relevant currency

PROPOSAL #10.10: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO, ZAO Gazenergoprombank and OAO Bank VTB pursuant

 to which the Banks will accept and credit, upon the

terms and conditions announced by the Banks, cash

transferred to accounts opened in OAO Gazprom's name

and conduct operations through the accounts in

accordance with OAO Gazprom's instructions

PROPOSAL #10.11: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company], Sberbank of Russia OAO, ZAO

Gazenergoprombank and OAO Bank VTB, pursuant to which

 the Banks will provide services to OAO Gazprom

making use of electronic payments system of the

respective Bank, including receipt from OAO Gazprom

of electronic payment documents for executing payment

 operations through the accounts, provision of

electronic statements of accounts and conduct of

other electronic document processing, and OAO Gazprom

 will pay for the services provided at the tariffs of

 the respective Bank effective at the time of the

provision of the services

PROPOSAL #10.12: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, the foreign

 currency purchase/sale transactions between OAO

Gazprom and Gazprombank [Open Joint Stock Company] to

 be entered into under the General Agreement on the

Conduct of Conversion Operations No. 3446 between OAO

 Gazprom and the Bank dated September 12, 2006, in

the maximum amount of 500 million U.S. Dollars or its

 equivalent in Rubles, Euros or other currency for

each transaction

PROPOSAL #10.13: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities in connection

with the subsidiary companies challenging such tax

authorities' claims in court, in an aggregate maximum

 amount equivalent to 500 million U.S. Dollars and

for a period not exceeding 14 months

PROPOSAL #10.14: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO pursuant to which OAO Gazprom will issue

suretyships to secure performance by OAO Gazprom's

subsidiary companies of their obligations to Sberbank

 of Russia OAO with respect to the Bank's guarantees

issued to the Russian Federation's tax authorities in

 connection with the subsidiary companies challenging

 such tax authorities' claims in court, in an

aggregate maximum amount equivalent to 500 million

U.S. Dollars and for a period not exceeding 14 months

PROPOSAL #10.15: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities related to such

companies' obligations to pay excise taxes in

connection with exports of petroleum products that

are subject to excise taxes, and eventual penalties,

in the aggregate maximum amount of 1.8 billion Rubles

 and for a period not exceeding 14 months

PROPOSAL #10.16: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and Bank Societe

Generale pursuant to which OAO Gazprom undertakes to

Bank Societe Generale to secure performance by OOO

Gazprom Export of its obligations under a direct

contract in connection with the gas transportation

agreement between Nord Stream AG and OOO Gazprom

Export, concluded between OOO Gazprom Export and Bank

 Societe Generale [hereinafter referred to as Direct

Contract in connection with the GTA] including the

obligations to pay a termination fee pursuant to the

terms and conditions of the Direct Contract in

connection with the GTA, in an aggregate maximum

amount of 12.094 billion Euros

PROPOSAL #10.17: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz

pursuant to which OAO Gazprom will grant OAO

Beltransgaz temporary possession and use of the

facilities of the Yamal-Europe trunk gas pipeline

system and the related service equipment that are

situated in the territory of the Republic of Belarus

for a period not exceeding 12 months and OAO

Beltransgaz will make payment for using such property

 in the maximum amount of 6.4 billion Rubles

PROPOSAL #10.18: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans

pursuant to which OAO Gazprom will grant OOO

Gazpromtrans temporary possession and use of the

infrastructure facilities of the railway stations of

the Surgutskiy Condensate Stabilization Plant,

Sernaya railway station and Tvyordaya Sera railway

station, the facilities of the railway station

situated in the town of Slavyansk-na-Kubani, the

facilities of the railway line between Obskaya and

Bovanenkovo stations, as well as the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OOO Gazpromtrans Level

[ERP] and Electronic Archive Module at OOO

Gazpromtrans Level for a period not exceeding 12

months and OOO Gazpromtrans will make payment for

using such property in the maximum amount of 3.6

PROPOSAL #10.19: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg pursuant to which OAO Gazprom will grant ZAO

 Gazprom Neft Orenburg temporary possession and use

of the wells, downhole and above-ground well

equipment within the Eastern Segment of the

Orenburgskoye oil and gas-condensate field for a

period not exceeding 12 months and ZAO Gazprom Neft

Orenburg will make payment for using such property in

 the maximum amount of 1.49 billion Rubles

PROPOSAL #10.20: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Lazurnaya

pursuant to which OAO Gazprom will grant OAO

Lazurnaya temporary possession and use of the

property of the first and second units of the

Lazurnaya Peak Hotel complex situated in the city of

Sochi, for a period not exceeding 12 months and OAO

Lazurnaya will make payment for using such property

in the maximum amount of 83.4 million Rubles

PROPOSAL #10.21: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

Agreements between OAO Gazprom and DOAO

Tsentrenergogaz of OAO Gazprom pursuant to which OAO

Gazprom will grant DOAO Tsentrenergogaz of OAO

Gazprom temporary possession and use of the building

and equipment of the repair and machining shop at the

 home base of the oil and gas production department

for the Zapolyarnoye gas-oil-condensate field,

situated in the Yamalo-Nenetskiy Autonomous Area,

Tazovskiy District, township of Novozapolyarnyi, the

building and equipment of the repair and machining

shop at the Southern Regional Repair Base situated in

 the Stavropolskiy Province, town of Izobilnyi, as

well as the software and hardware solutions System

for Managing OAO Gazprom's Property and Other Assets

at DOAO Tsentrenergogaz of OAO Gazprom Level [ERP],

OAO Gazprom Long Term Investments Reporting and

Analysis System [LTIAA] at DOAO Tsentrenergogaz Level

 and Electronic Archive Module at DOAO

Tsentrenergogaz of OAO Gazprom Level for a period not

 exceeding 12 months and DOAO Tsentrenergogaz of OAO

Gazprom will make payment for using such property in

the maximum amount of 123.2 million Rubles

PROPOSAL #10.22: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tsentrgaz

pursuant to which OAO Gazprom will grant OAO

Tsentrgaz temporary possession and use of the

facilities of a preventative clinic situated in the

Tula Region, Shchekinsky District, township of

Grumant, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Tsentrgaz Level [ERP], OAO

Gazprom Long-Term Investments Reporting and Analysis

System [LTIAA] at OAO Tsentrgaz Level, System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OAO

Tsentrgaz Level and Electronic Archive Module at OAO

Tsentrgaz Level for a period not exceeding 12 months

and OAO Tsentrgaz will make payment for using such

property in the maximum amount of 35.5 million Rubles

PROPOSAL #10.23: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz pursuant

to which OAO Gazprom will grant OAO Gazprom Promgaz

temporary possession and use of experimental

prototypes of gas-using equipment [self-contained

modular boiler installation, recuperative air heater,

 mini-boiler unit, radiant panel heating system, U-

shaped radiant tube, modularized complete full-

function small-sized gas and water treatment

installations for coal bed methane extraction wells,

well-head equipment, borehole enlargement device, and

 pressure core sampler] located in the Rostov Region,

 town of Kamensk-Shakhtinsky, and the Kemerovi

Region, city of Novokuznetsk, an aerospace data

processing software and equipment complex, as well as

 the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Gazprom Promgaz Level [ERP] and Electronic

Archive Module at OAO Gazprom Promgaz Level for a

period not exceeding 12 months and OAO Gazprom

Promgaz will make payment for using such property in

the maximum amount of 21.6 million Rubles

PROPOSAL #10.24: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will grant Gazprombank [Open Joint Stock Company]

temporary possession and use of the non-residential

premises in a building that are situated at 31 Lenina

 Street, Yugorsk, Tyumen Region and are used to house

 a branch of Gazprombank [Open Joint Stock Company],

with a total floor space of 810.6 square meters, and

the plot of land occupied by the building and

required for the use of that building, with an area

of 3,371 square meters, for a period not exceeding 12

 months and Gazprombank [Open Joint Stock Company]

will make payment for using such property in the

maximum amount of 2.4 million Rubles

PROPOSAL #10.25: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Salavatnefteorgsintez pursuant to which OAO Gazprom

will grant OAO Salavatnefteorgsintez temporary

possession and use of the gas condensate pipeline

running from the Karachaganakskoye gas condensate

field to the Orenburg Gas Refinery for a period not

exceeding 12 months and OAO Salavatnefteorgsintez

will make payment for using such property in the

maximum amount of 283,000 Rubles

PROPOSAL #10.26: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom

pursuant to which OAO Gazprom will grant OAO

Vostokgazprom temporary possession and use of M-468R

special-purpose communications installation, as well

as the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Vostokgazprom Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Vostokgazprom Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Vostokgazprom Level

and Electronic Archive Module at OAO Vostokgazprom

Level for a period not exceeding 12 months and OAO

Vostokgazprom will make payment for using such

property in the maximum amount of 17.7 million Rubles

PROPOSAL #10.27: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OAO Gazprom will grant OOO Gazprom

 Export temporary possession and use of an M-468R

special-purpose communications installation, as well

as the software and hardware solutions OAO Gazprom

Long-Term Investments Reporting and Analysis System

[LTIAA] at OOO Gazprom Export Level and System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OOO

Gazprom Export Level for a period not exceeding 12

months and OOO Gazprom Export will make payment for

using such property in the maximum amount of 3.4

million Rubles

PROPOSAL #10.28: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Neft pursuant to

which OAO Gazprom will grant OAO Gazprom Neft

temporary possession and use of an M-468R special-

purpose communications installation, as well as the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO

Gazprom Neft Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Gazprom Neft Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Gazprom Neft Level

and Electronic Archive Module at OAO Gazprom Neft

Level for a period not exceeding 12 months and OAO

Gazprom Neft will make payment for using such

property in the maximum amount of 15.4 million Rubles

PROPOSAL #10.29: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems pursuant to which OAO Gazprom will grant OAO

Gazprom Space Systems temporary possession and use of

 software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO Gazkom

 Level [ERP], OAO Gazprom Long-Term Investments

Reporting and Analysis System [LTIAA] at OAO Gazprom

Space Systems Level and Electronic Archive Module at

OAO Gazprom Space Systems Level for a period not

exceeding 12 months and OAO Gazprom Space Systems

will make payment for using such property in the

maximum amount of 19.7 million Rubles

PROPOSAL #10.30: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Yamalgazinvest

 pursuant to which OAO Gazprom will grant ZAO

Yamalgazinvest temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at ZAO

Yamalgazinvest Level [ERP] and Electronic Archive

Module at ZAO Yamalgazinvest Level for a period not

exceeding 12 months and ZAO Yamalgazinvest will make

payment for using such property in the maximum amount

 of 12.9 million Rubles

PROPOSAL #10.31: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which OAO Gazprom will grant ZAO

Gazprom Invest Yug temporary possession and use of

the ERP software and equipment complex System for

Managing OAO Gazprom's Property and Other Assets at

ZAO Gazprom Invest Yug Level [ERP] for a period not

exceeding 12 months and ZAO Gazprom Invest Yug will

make payment for using such property in the maximum

amount of 2.4 million Rubles

PROPOSAL #10.32: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom will grant OOO

Mezhregiongaz temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OOO

Mezhregiongaz Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OOO Mezhregiongaz Level and System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OOO Mezhregiongaz Level

for a period not exceeding 12 months and OOO

Mezhregiongaz will make payment for using such

property in the maximum amount of 14 million Rubles

PROPOSAL #10.33: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO Gazprom will grant OAO SOGAZ

temporary possession and use of the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OAO SOGAZ Level (ERP)

and Electronic Archive Module at OAO Insurance

Company of Gas Industry (SOGAZ) Level for a period

not exceeding 12 months and OAO SOGAZ will make

payment for using such property in the maximum amount

 of 13.4 million Rubles

PROPOSAL #10.34: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Komplektatsiya pursuant to which OAO Gazprom will

grant OOO Gazprom Komplektatsiya temporary possession

 and use of the software and hardware solutions

System for Managing OAO Gazprom's Property and Other

Assets at OOO Gazprom Komplektatsiya Level [ERP], OAO

 Gazprom Long-Term Investments Reporting and Analysis

 System [LTIAA] at OOO Gazprom Komplektatsiya Level,

System of Reporting and Analysis of Information on

Non-Core Assets within OAO Gazprom System [RAINCA] at

 OOO Gazprom Komplektatsiya Level and Electronic

Archive Module at OOO Gazprom Komplektatsiya Level

for a period not exceeding 12 months and OAO Gazprom

Komplektatsiya will make payment for using such

property in the maximum amount of 15.2 million Rubles

PROPOSAL #10.35: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom

pursuant to which OAO Gazprom will grant ZAO

Gaztelecom temporary possession and use of

communications facilities comprised of buildings,

communications lines, communications networks, cable

duct systems and equipment, which are located in the

city of Moscow, the city of Maloyaroslavets, the city

 of Rostov-on-Don, the city of Kaliningrad, the

Moscow Region and the Smolensk Region of the Russian

Federation and in the territory of the Republic of

Belarus, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at ZAO Gaztelecom Level [ERP] and

Electronic Archive Module at ZAO Gaztelecom Level for

 a period not exceeding 12 months and ZAO Gaztelecom

will make payment for using such property in the

maximum amount of 233.4 million Rubles

PROPOSAL #10.36: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Gazpromregiongaz pursuant to which OAO Gazprom will

grant OAO Gazpromregiongaz temporary possession and

use of the property complex of the gas distribution

system, comprised of facilities designed to transport

 and supply directly to consumers [gas offtaking

pipelines, gas distribution pipelines, inter-township

 and street gas pipelines, high, medium and low

pressure gas pipelines, gas flow control stations and

 buildings], as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Gazpromregiongaz Level [ERP],

 OAO Gazprom Long-Term Investments Reporting and

Analysis System [LTIAA] at OAO Gazpromregiongaz

Level, and Electronic Archive Module at OAO

Gazpromregiongaz Level for a period not exceeding 12

months and OAO Gazpromregiongaz will make payment for

 using such property in the maximum amount of 726.6

PROPOSAL #10.37: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Druzhba

pursuant to which OAO Gazprom will grant OAO Druzhba

temporary possession and use of the facilities of

Druzhba vacation center [hotels, effluent treatment

facilities, transformer substations entrance

checkpoints, cottages, utility networks, metal

fences, parking areas, ponds, roads, pedestrian

crossings, sites, sewage pumping station, sports

center, roofed ground-level arcade, servicing

station, diesel-generator station, boiler house

extension, storage facility, Fisherman's Lodge,

garage, garage with administrative and amenity

building, a stela, as well as service machinery,

equipment, furniture and accessories] situated in the

 Moscow Region, Naro-Fominsk District, village of

Rogozinino, for a period not exceeding 12 months and

OAO Druzhba will make payment for using such property

 in the maximum amount of 265.5 million Rubles

PROPOSAL #10.38: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in the

maximum amount of 50 million Rubles, with a fee due

to the bank at a rate not exceeding 1% per annum of

the amount of the guarantee

PROPOSAL #10.39: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in a

maximum amount equivalent to 1 million Euros, with a

fee due to the bank at a rate not exceeding 1% per

annum of the amount of the guarantee

PROPOSAL #10.40: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom undertakes, acting on

behalf of OOO Mezhregiongaz and at its instructions,

to declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OOO Mezhregiongaz

undertakes to pay for such services in the amount not

 exceeding 3,000 Rubles per cargo customs

declaration, as well as the value added tax at the

rate required by the effective legislation of the

Russian Federation, for an aggregate maximum amount

PROPOSAL #10.41: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK,

pursuant to which OAO Gazprom undertakes, acting on

behalf of OAO NOVATEK and at its instructions, to

declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OAO NOVATEK undertakes to

 pay for such services in the amount not exceeding

1.58 Rubles per 1 thousand cubic meters of natural

gas, as well as the value added tax at the rate

required by the effective legislation of the Russian

Federation, on the basis of the monthly volume of the

 transported natural gas, for an aggregate maximum

amount of 42.7 million Rubles

PROPOSAL #10.42: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will deliver and OOO

Mezhregiongaz will accept [take off] gas in the

amount not exceeding 300 billion cubic meters,

deliverable on a monthly basis, and will pay for the

gas an aggregate maximum amount of 992 billion Rubles

PROPOSAL #10.43: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 252.23 million Rubles, in its own

name, but for OAO Gazprom's account, to accept gas

produced by OAO Gazprom and its affiliates and sell

it through OOO Mezhregiongaz's electronic trading

site in the amount not exceeding 11.25 billion cubic

meters for a maximum amount of 25.22 billion Rubles

PROPOSAL #10.44: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz will deliver and

OAO Gazprom will accept [take off] gas bought by OOO

Mezhregiongaz from independent entities in the amount

 not exceeding 11.25 billion cubic meters and will

pay for the gas an aggregate maximum amount of 39.98

billion Rubles

PROPOSAL #10.45: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OOO Gazprom Export undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 70 million Rubles, in its own name,

 but for OAO Gazprom's account, to accept liquid

hydrocarbons owned by OAO Gazprom, including crude

oil, gas condensate and refined products [gasoline,

liquefied gases, etc.] and sell them in the market

outside the customs territory of the Russian

Federation, in the amount not exceeding 1.6 million

tons for a maximum amount of 15 billion Rubles

PROPOSAL #10.46: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Northgas,

pursuant to which ZAO Northgas will deliver and OAO

Gazprom will accept [take off] gas in the amount not

exceeding 70 million cubic meters, deliverable on a

monthly basis, and will pay for the gas an aggregate

maximum amount of 61 million Rubles

PROPOSAL #10.47: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Severneftegazprom, pursuant to which OAO

Severneftegazprom will deliver and OAO Gazprom will

accept [take off] gas in the amount not exceeding

16.45 billion cubic meters and will pay for the gas

an aggregate maximum amount of 33.25 billion Rubles

PROPOSAL #10.48: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 will deliver and OAO Gazprom will accept [take off]

unstable crude oil in the amount not exceeding 800

thousand tons and will pay for the crude oil an

aggregate maximum amount of 7 billion Rubles

PROPOSAL #10.49: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SIBUR Holding,

 pursuant to which OAO SIBUR Holding will deliver and

 OAO Gazprom will accept [take off] dry stripped gas

processed at OAO SIBUR Holding's gas refining

complexes in the amount not exceeding 2.3 billion

cubic meters and will pay for the gas an aggregate

maximum amount of 2.89 billion Rubles

PROPOSAL #10.50: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will deliver and OAO

NOVATEK will accept [take off] gas in the amount not

exceeding 16.5 billion cubic meters and will pay for

the gas an aggregate maximum amount of 27.67 billion

Rubles

PROPOSAL #10.51: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tomskgazprom

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 3 billion cubic meters

and OAO Tomskgazprom will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 1.4 billion Rubles

PROPOSAL #10.52: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 50 billion cubic meters

 across the territory of the Russian Federation and

the Republic of Kazakhstan and OOO Mezhregiongaz will

 pay for the services related to arranging for the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 92 billion Rubles

PROPOSAL #10.53: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 5 billion cubic meters

and OAO Gazprom Neft will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 3.2 billion Rubles

PROPOSAL #10.54: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 47 billion cubic meters

 and OAO NOVATEK will pay for the services related to

 arranging for the transportation of gas via trunk

gas pipelines an aggregate maximum amount of 66.5

billion Rubles

PROPOSAL #10.55: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the injection of gas owned

by OAO NOVATEK into underground gas storage

facilities and its storage in such facilities in the

amount not exceeding 3.45 billion cubic meters and

OAO NOVATEK will pay for the services related to

arranging for gas injection and storage an aggregate

maximum amount of 1.8 million Rubles, as well as

services related to arranging for the off-taking the

gas owned by OAO NOVATEK from underground gas storage

 facilities in the amount not exceeding 1.15 billion

cubic meters and OAO NOVATEK will pay for the

services related to arranging for the off-taking of

gas an aggregate maximum amount of 29.2 million Rubles

PROPOSAL #10.56: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and a/s Latvijas Gaze

pursuant to which OAO Gazprom will sell and a/s

Latvijas Gaze will purchase gas as follows: in the

amount not exceeding 800 million cubic meters for an

aggregate maximum amount of 200 million Euros in the

second half of 2010 and in the amount not exceeding

1.5 billion cubic meters for an aggregate maximum

amount of 450 million Euros in 2011; as well as

pursuant to which, a/s Latvijas Gaze will provide

services of injection of gas owned by OAO Gazprom

into Incukalna underground gas storage facility, of

its storage in the storage facility, its off-taking

and transportation across the territory of Latvian

Republic as follows: in the second half of 2010,

services related to the injection of gas into storage

 facilities in the amount not exceeding 600 million

cubic meters, services related to storage of gas and

its off-taking in the amount not exceeding 400

million cubic meters, services related to the

transportation of gas in the amount not exceeding 1

billion cubic meters, and OAO Gazprom will pay for

such services an aggregate maximum amount of 10

million Euros; in 2011, services related to the

injection of gas into storage facilities in the

amount not exceeding 900 million cubic meters,

services related to storage of gas and its off-taking

 in the amount not exceeding 900 million cubic

meters, services related to the transportation of gas

 in the amount not exceeding 1.8 billion cubic

meters, and OAO Gazprom will pay for such services an

PROPOSAL #10.57: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and AB Lietuvos Dujos

pursuant to which OAO Gazprom will sell and AB

Lietuvos Dujos will purchase gas as follows: in the

amount not exceeding 675 million cubic meters for an

aggregate maximum amount of 170 million Euros in the

second half of 2010 and in the amount not exceeding

1.6 billion cubic meters for an aggregate maximum

amount of 480 million Euros in 2011, and pursuant to

which AB Lietuvos Dujos will provide services related

 to the transportation of gas in transport mode

across the territory of the Republic of Lithuania as

follows: in the amount not exceeding 1 billion cubic

meters in the second half of 2010, OAO Gazprom will

pay an aggregate maximum amount of 4.2 million Euros

for the gas transportation services and in the amount

 not exceeding 2.5 billion cubic meters in 2011, OAO

Gazprom will pay an aggregate maximum amount of 14.7

million Euros for the gas transportation services

PROPOSAL #10.58: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and UAB Kauno

termofikacijos elektrine pursuant to which OAO

Gazprom will sell and UAB Kauno termofikacijos

elektrine will purchase gas as follows: in the amount

 not exceeding 180 million cubic meters for an

aggregate maximum amount of 45 million Euros in the

second half of 2010 and in the amount not exceeding

470 million cubic meters for an aggregate maximum

amount of 141 million Euros in 2011

PROPOSAL #10.59: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and MoldovaGaz S.A.

pursuant to which OAO Gazprom will deliver and

MoldovaGaz S.A. will accept [take off] gas in the

amount not exceeding 3.5 billion cubic meters for an

aggregate maximum amount of 900 million U.S. Dollars

in 2011, and pursuant to which MoldovaGaz S.A. will

provide in 2011 services related to the

transportation of gas in transport mode across the

territory of the Republic of Moldova in the amount

not exceeding 19.14 billion cubic meters, and OAO

Gazprom will pay for services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 47.85 million U.S. Dollars

PROPOSAL #10.60: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and KazRosGaz LLP

pursuant to which in 2010 OAO Gazprom will deliver

and KazRosGaz LLP will accept [take off] gas in the

amount not exceeding 1.2 billion cubic meters for an

aggregate maximum amount of 170 million U.S. Dollars

and pursuant to which OAO Gazprom will provide in

2010 services related to arranging for the

transportation of gas owned by KazRosGaz LLP across

the territory of the Russian Federation in the amount

 not exceeding 10.5 billion cubic meters and

KazRosGaz LLP will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 43.5

PROPOSAL #10.61: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz,

pursuant to which OAO Gazprom will sell, and OAO

Beltransgaz will purchase gas in 2011 in the amount

not exceeding 22.5 billion cubic meters for an

aggregate maximum amount of 5.625 billion U.S.

Dollars and pursuant to which OAO Beltransgaz in 2011

 will provide services related to the transportation

of gas in transport mode across the territory of the

Republic of Belarus via gas transportation system of

OAO Beltransgaz and via the Byelorussian segment of

Russian Yamal Europe gas pipeline in the amount not

exceeding 48.2 billion cubic meters and OAO Gazprom

will pay for the services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 600 million U.S. Dollars

PROPOSAL #10.62: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom will provide

services in 2011 related to arranging for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Kazakhstan, the Republic of Uzbekistan, the Russian

Federation and the Republic of Belarus in the amount

not exceeding 63.3 billion cubic meters, and GAZPROM

Germania GmbH will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 1.8 billion

 U.S. Dollars

PROPOSAL #10.63: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom undertakes,

acting on the instructions of GAZPROM Germania GmbH

for a fee in the total maximum amount of 96,000 U.S.

Dollars, in its own name, but for the account of

GAZPROM Germania GmbH, to arrange in 2011 for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Belarus for the amount not exceeding 37.293 million

PROPOSAL #10.64: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, acting

 on the instructions of OAO Gazprom, for a fee in the

 total maximum amount of 350,000 Rubles, in its own

name, but for the account of OAO Gazprom, to ensure

in 2010 2011 arrangement of operations related to the

 development and assessment of cost estimate

documentation, start-up and commissioning work at OAO

 Gazprom's facilities commissioned under investment

projects implementation contracts, as well as other

work, including work of preparatory and support

nature, required for the performance of start-up and

commissioning work and the commissioning of OAO

Gazprom's facilities

PROPOSAL #10.65: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

200,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010-2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.66: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, acting on the instructions

of OAO Gazprom, for a fee in an aggregate maximum

amount of 112,500 Rubles, in its own name, but for

the account of OAO Gazprom, to ensure in 2010-2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.67: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO

Yamalgazinvest, pursuant to which ZAO Yamalgazinvest

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

525,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010 2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities,

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.68: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems, pursuant to which OAO Gazprom Space Systems

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to the

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 2 million Rubles

PROPOSAL #10.69: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and ZAO Yamalgazinvest,

 pursuant to which ZAO Yamalgazinvest undertakes,

within the period between July 1, 2010 and December

31, 2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities, and OAO Gazprom

undertakes to pay for such services the maximum

amount of 9 billion Rubles

PROPOSAL #10.70: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 85 million Rubles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   X7204C106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of OAO            ISSUER            YES             FOR                  FOR

Gazprom for 2009

PROPOSAL #2.: Approval of the annual accounting                 ISSUER            YES             FOR                  FOR

statements, including the profit and loss reports

(profit and loss accounts) of the Company based on

the results of 2009

PROPOSAL #3.: Approval of the distribution of profit         ISSUER            YES             FOR                  FOR

of the Company based on the results of 2009

PROPOSAL #4.: Approval of the amount of, time for and        ISSUER            YES             FOR                  FOR

 form of payment of annual dividends on the Company's

 shares that have been proposed by the Board of

Directors of the Company based on the results of 2009

PROPOSAL #5.: Approval of the Closed Joint Stock                ISSUER            YES             FOR                  FOR

Company PricewaterhouseCoopers Audit as the Company's

 External Auditor

PROPOSAL #6.: Amendments to the Clauses 19.1, 21.3,          ISSUER            YES             FOR                  FOR

31.1, 32.1 and 53.1 and Article 55 of the Charter of

OAO Gazprom

PROPOSAL #7.: Amendments to Article 23 and Clauses            ISSUER            YES             FOR                  FOR

24.2 and 25.1 of the Regulation on the General

Shareholders' Meeting of OAO Gazprom

PROPOSAL #8.: Payment of remuneration to Members of          ISSUER            YES         AGAINST           AGAINST

the Board of Directors in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #9.: Payment of remuneration to Members of          ISSUER            YES             FOR                  FOR

the Audit Commission in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #10.1: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] regarding receipt by OAO Gazprom

 of funds in a maximum sum of 500 million U.S.

dollars or its equivalent in Rubles or Euros, for a

term of up to and including 5 years, with interest

for using the loans to be paid at a rate not

exceeding 12% per annum in the case of loans in U.S.

Dollars/Euros and at a rate not exceeding the Bank of

 Russia's refinancing rate in effect on the date of

entry into the applicable loan agreement, plus 3% per

 annum, in the case of loans in Rubles

PROPOSAL #10.2: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO regarding receipt by OAO Gazprom of funds in a

maximum sum of 1.5 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.3: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO VTB Bank

regarding receipt by OAO Gazprom of funds in a

maximum sum of 1 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.4: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and State Corporation

Bank for Development and Foreign Economic Affairs

[Vnesheconombank] regarding receipt by OAO Gazprom of

 cash in a maximum amount of 6 billion U.S. Dollars

or its equivalent in Rubles or Euros, for a term of

up to and including 5 years, with interest for using

the loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. dollars / euros

and at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.5: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Gazprombank

[Open Joint Stock Company] entered into under the

loan facility agreement between OAO Gazprom and the

Bank, involving receipt by OAO Gazprom of cash in the

 maximum amount of 25 billion Rubles, for a term not

exceeding 30 calendar days, with interest for using

the loans to be paid at a rate not exceeding the

reference offered rate for Ruble loans [deposits] in

the Moscow money market [MosPrime Rate] established

for loans with a maturity equal to the period of

using the applicable loan, quoted as of the date of

entry into the applicable transaction, plus 2%

PROPOSAL #10.6: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Sberbank of

Russia OAO entered into under the loan facility

agreement between OAO Gazprom and the Bank, involving

 receipt by OAO Gazprom of cash in the maximum amount

 of 17 billion Rubles, for a term not exceeding 30

calendar days, with interest for using the loans to

be paid at a rate not exceeding the reference offered

 rate for Ruble loans [deposits] in the Moscow money

market [MosPrime Rate] established for loans with a

maturity equal to the period of using the applicable

loan, quoted as of the date of entry into the

applicable transaction, plus 4%

PROPOSAL #10.7: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and ZAO

Gazenergoprombank entered into under the loan

facility agreement between OAO Gazprom and the Bank,

involving receipt by OAO Gazprom of cash in the

maximum amount of 100 million U.S. Dollars, for a

term not exceeding 30 calendar days, with interest

for using the loans to be paid at a rate not

exceeding the London Interbank Offered Rate [LIBOR]

established for loans with a maturity equal to the

period of using the applicable loan, quoted as of the

 date of entry into the applicable transaction, plus

PROPOSAL #10.8: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and OAO Bank VTB,

entered into under the loan facility agreement

between OAO Gazprom and the bank, involving receipt

by OAO Gazprom of cash in the maximum amount of 5

billion Rubles, for a term not exceeding 30 calendar

days, with interest for using the loans to be paid at

 a rate not exceeding the reference offered rate for

Ruble loans [deposits] in the Moscow money market

[MosPrime Rate] established for loans with a maturity

 equal to the period of using the applicable loan,

quoted as of the date of entry into the applicable

transaction, plus 4%

PROPOSAL #10.9: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which Gazprombank

[Open Joint Stock Company] will accept and credit,

upon the terms and conditions announced by the Bank,

cash transferred to accounts opened in OAO Gazprom's

name and conduct operations through the accounts in

accordance with OAO Gazprom's instructions, as well

as agreements between OAO Gazprom and Gazprombank

[Open Joint Stock Company] regarding in the account

of a non-reducible balance in a maximum amount not

exceeding 20 billion Rubles or its equivalent in a

foreign currency per transaction, with interest to be

 paid by the bank at a rate not lower than 0.1% per

annum in the relevant currency

PROPOSAL #10.10: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO, ZAO Gazenergoprombank and OAO Bank VTB pursuant

 to which the Banks will accept and credit, upon the

terms and conditions announced by the Banks, cash

transferred to accounts opened in OAO Gazprom's name

and conduct operations through the accounts in

accordance with OAO Gazprom's instructions

PROPOSAL #10.11: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company], Sberbank of Russia OAO, ZAO

Gazenergoprombank and OAO Bank VTB, pursuant to which

 the Banks will provide services to OAO Gazprom

making use of electronic payments system of the

respective Bank, including receipt from OAO Gazprom

of electronic payment documents for executing payment

 operations through the accounts, provision of

electronic statements of accounts and conduct of

other electronic document processing, and OAO Gazprom

 will pay for the services provided at the tariffs of

 the respective Bank effective at the time of the

provision of the services

PROPOSAL #10.12: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, the foreign

 currency purchase/sale transactions between OAO

Gazprom and Gazprombank [Open Joint Stock Company] to

 be entered into under the General Agreement on the

Conduct of Conversion Operations No. 3446 between OAO

 Gazprom and the Bank dated September 12, 2006, in

the maximum amount of 500 million U.S. Dollars or its

 equivalent in Rubles, Euros or other currency for

each transaction

PROPOSAL #10.13: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities in connection

with the subsidiary companies challenging such tax

authorities' claims in court, in an aggregate maximum

 amount equivalent to 500 million U.S. Dollars and

for a period not exceeding 14 months

PROPOSAL #10.14: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO pursuant to which OAO Gazprom will issue

suretyships to secure performance by OAO Gazprom's

subsidiary companies of their obligations to Sberbank

 of Russia OAO with respect to the Bank's guarantees

issued to the Russian Federation's tax authorities in

 connection with the subsidiary companies challenging

 such tax authorities' claims in court, in an

aggregate maximum amount equivalent to 500 million

U.S. Dollars and for a period not exceeding 14 months

PROPOSAL #10.15: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities related to such

companies' obligations to pay excise taxes in

connection with exports of petroleum products that

are subject to excise taxes, and eventual penalties,

in the aggregate maximum amount of 1.8 billion Rubles

 and for a period not exceeding 14 months

PROPOSAL #10.16: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and Bank Societe

Generale pursuant to which OAO Gazprom undertakes to

Bank Societe Generale to secure performance by OOO

Gazprom Export of its obligations under a direct

contract in connection with the gas transportation

agreement between Nord Stream AG and OOO Gazprom

Export, concluded between OOO Gazprom Export and Bank

 Societe Generale [hereinafter referred to as Direct

Contract in connection with the GTA] including the

obligations to pay a termination fee pursuant to the

terms and conditions of the Direct Contract in

connection with the GTA, in an aggregate maximum

amount of 12.094 billion Euros

PROPOSAL #10.17: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz

pursuant to which OAO Gazprom will grant OAO

Beltransgaz temporary possession and use of the

facilities of the Yamal-Europe trunk gas pipeline

system and the related service equipment that are

situated in the territory of the Republic of Belarus

for a period not exceeding 12 months and OAO

Beltransgaz will make payment for using such property

 in the maximum amount of 6.4 billion Rubles

PROPOSAL #10.18: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans

pursuant to which OAO Gazprom will grant OOO

Gazpromtrans temporary possession and use of the

infrastructure facilities of the railway stations of

the Surgutskiy Condensate Stabilization Plant,

Sernaya railway station and Tvyordaya Sera railway

station, the facilities of the railway station

situated in the town of Slavyansk-na-Kubani, the

facilities of the railway line between Obskaya and

Bovanenkovo stations, as well as the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OOO Gazpromtrans Level

[ERP] and Electronic Archive Module at OOO

Gazpromtrans Level for a period not exceeding 12

months and OOO Gazpromtrans will make payment for

using such property in the maximum amount of 3.6

PROPOSAL #10.19: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg pursuant to which OAO Gazprom will grant ZAO

 Gazprom Neft Orenburg temporary possession and use

of the wells, downhole and above-ground well

equipment within the Eastern Segment of the

Orenburgskoye oil and gas-condensate field for a

period not exceeding 12 months and ZAO Gazprom Neft

Orenburg will make payment for using such property in

 the maximum amount of 1.49 billion Rubles

PROPOSAL #10.20: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Lazurnaya

pursuant to which OAO Gazprom will grant OAO

Lazurnaya temporary possession and use of the

property of the first and second units of the

Lazurnaya Peak Hotel complex situated in the city of

Sochi, for a period not exceeding 12 months and OAO

Lazurnaya will make payment for using such property

in the maximum amount of 83.4 million Rubles

PROPOSAL #10.21: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

Agreements between OAO Gazprom and DOAO

Tsentrenergogaz of OAO Gazprom pursuant to which OAO

Gazprom will grant DOAO Tsentrenergogaz of OAO

Gazprom temporary possession and use of the building

and equipment of the repair and machining shop at the

 home base of the oil and gas production department

for the Zapolyarnoye gas-oil-condensate field,

situated in the Yamalo-Nenetskiy Autonomous Area,

Tazovskiy District, township of Novozapolyarnyi, the

building and equipment of the repair and machining

shop at the Southern Regional Repair Base situated in

 the Stavropolskiy Province, town of Izobilnyi, as

well as the software and hardware solutions System

for Managing OAO Gazprom's Property and Other Assets

at DOAO Tsentrenergogaz of OAO Gazprom Level [ERP],

OAO Gazprom Long Term Investments Reporting and

Analysis System [LTIAA] at DOAO Tsentrenergogaz Level

 and Electronic Archive Module at DOAO

Tsentrenergogaz of OAO Gazprom Level for a period not

 exceeding 12 months and DOAO Tsentrenergogaz of OAO

Gazprom will make payment for using such property in

the maximum amount of 123.2 million Rubles

PROPOSAL #10.22: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tsentrgaz

pursuant to which OAO Gazprom will grant OAO

Tsentrgaz temporary possession and use of the

facilities of a preventative clinic situated in the

Tula Region, Shchekinsky District, township of

Grumant, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Tsentrgaz Level [ERP], OAO

Gazprom Long-Term Investments Reporting and Analysis

System [LTIAA] at OAO Tsentrgaz Level, System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OAO

Tsentrgaz Level and Electronic Archive Module at OAO

Tsentrgaz Level for a period not exceeding 12 months

and OAO Tsentrgaz will make payment for using such

property in the maximum amount of 35.5 million Rubles

PROPOSAL #10.23: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz pursuant

to which OAO Gazprom will grant OAO Gazprom Promgaz

temporary possession and use of experimental

prototypes of gas-using equipment [self-contained

modular boiler installation, recuperative air heater,

 mini-boiler unit, radiant panel heating system, U-

shaped radiant tube, modularized complete full-

function small-sized gas and water treatment

installations for coal bed methane extraction wells,

well-head equipment, borehole enlargement device, and

 pressure core sampler] located in the Rostov Region,

 town of Kamensk-Shakhtinsky, and the Kemerovi

Region, city of Novokuznetsk, an aerospace data

processing software and equipment complex, as well as

 the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Gazprom Promgaz Level [ERP] and Electronic

Archive Module at OAO Gazprom Promgaz Level for a

period not exceeding 12 months and OAO Gazprom

Promgaz will make payment for using such property in

the maximum amount of 21.6 million Rubles

PROPOSAL #10.24: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will grant Gazprombank [Open Joint Stock Company]

temporary possession and use of the non-residential

premises in a building that are situated at 31 Lenina

 Street, Yugorsk, Tyumen Region and are used to house

 a branch of Gazprombank [Open Joint Stock Company],

with a total floor space of 810.6 square meters, and

the plot of land occupied by the building and

required for the use of that building, with an area

of 3,371 square meters, for a period not exceeding 12

 months and Gazprombank [Open Joint Stock Company]

will make payment for using such property in the

maximum amount of 2.4 million Rubles

PROPOSAL #10.25: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Salavatnefteorgsintez pursuant to which OAO Gazprom

will grant OAO Salavatnefteorgsintez temporary

possession and use of the gas condensate pipeline

running from the Karachaganakskoye gas condensate

field to the Orenburg Gas Refinery for a period not

exceeding 12 months and OAO Salavatnefteorgsintez

will make payment for using such property in the

maximum amount of 283,000 Rubles

PROPOSAL #10.26: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom

pursuant to which OAO Gazprom will grant OAO

Vostokgazprom temporary possession and use of M-468R

special-purpose communications installation, as well

as the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Vostokgazprom Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Vostokgazprom Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Vostokgazprom Level

and Electronic Archive Module at OAO Vostokgazprom

Level for a period not exceeding 12 months and OAO

Vostokgazprom will make payment for using such

property in the maximum amount of 17.7 million Rubles

PROPOSAL #10.27: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OAO Gazprom will grant OOO Gazprom

 Export temporary possession and use of an M-468R

special-purpose communications installation, as well

as the software and hardware solutions OAO Gazprom

Long-Term Investments Reporting and Analysis System

[LTIAA] at OOO Gazprom Export Level and System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OOO

Gazprom Export Level for a period not exceeding 12

months and OOO Gazprom Export will make payment for

using such property in the maximum amount of 3.4

million Rubles

PROPOSAL #10.28: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Neft pursuant to

which OAO Gazprom will grant OAO Gazprom Neft

temporary possession and use of an M-468R special-

purpose communications installation, as well as the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO

Gazprom Neft Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Gazprom Neft Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Gazprom Neft Level

and Electronic Archive Module at OAO Gazprom Neft

Level for a period not exceeding 12 months and OAO

Gazprom Neft will make payment for using such

property in the maximum amount of 15.4 million Rubles

PROPOSAL #10.29: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems pursuant to which OAO Gazprom will grant OAO

Gazprom Space Systems temporary possession and use of

 software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO Gazkom

 Level [ERP], OAO Gazprom Long-Term Investments

Reporting and Analysis System [LTIAA] at OAO Gazprom

Space Systems Level and Electronic Archive Module at

OAO Gazprom Space Systems Level for a period not

exceeding 12 months and OAO Gazprom Space Systems

will make payment for using such property in the

maximum amount of 19.7 million Rubles

PROPOSAL #10.30: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Yamalgazinvest

 pursuant to which OAO Gazprom will grant ZAO

Yamalgazinvest temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at ZAO

Yamalgazinvest Level [ERP] and Electronic Archive

Module at ZAO Yamalgazinvest Level for a period not

exceeding 12 months and ZAO Yamalgazinvest will make

payment for using such property in the maximum amount

 of 12.9 million Rubles

PROPOSAL #10.31: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which OAO Gazprom will grant ZAO

Gazprom Invest Yug temporary possession and use of

the ERP software and equipment complex System for

Managing OAO Gazprom's Property and Other Assets at

ZAO Gazprom Invest Yug Level [ERP] for a period not

exceeding 12 months and ZAO Gazprom Invest Yug will

make payment for using such property in the maximum

amount of 2.4 million Rubles

PROPOSAL #10.32: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom will grant OOO

Mezhregiongaz temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OOO

Mezhregiongaz Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OOO Mezhregiongaz Level and System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OOO Mezhregiongaz Level

for a period not exceeding 12 months and OOO

Mezhregiongaz will make payment for using such

property in the maximum amount of 14 million Rubles

PROPOSAL #10.33: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO Gazprom will grant OAO SOGAZ

temporary possession and use of the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OAO SOGAZ Level (ERP)

and Electronic Archive Module at OAO Insurance

Company of Gas Industry (SOGAZ) Level for a period

not exceeding 12 months and OAO SOGAZ will make

payment for using such property in the maximum amount

 of 13.4 million Rubles

PROPOSAL #10.34: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Komplektatsiya pursuant to which OAO Gazprom will

grant OOO Gazprom Komplektatsiya temporary possession

 and use of the software and hardware solutions

System for Managing OAO Gazprom's Property and Other

Assets at OOO Gazprom Komplektatsiya Level [ERP], OAO

 Gazprom Long-Term Investments Reporting and Analysis

 System [LTIAA] at OOO Gazprom Komplektatsiya Level,

System of Reporting and Analysis of Information on

Non-Core Assets within OAO Gazprom System [RAINCA] at

 OOO Gazprom Komplektatsiya Level and Electronic

Archive Module at OOO Gazprom Komplektatsiya Level

for a period not exceeding 12 months and OAO Gazprom

Komplektatsiya will make payment for using such

property in the maximum amount of 15.2 million Rubles

PROPOSAL #10.35: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom

pursuant to which OAO Gazprom will grant ZAO

Gaztelecom temporary possession and use of

communications facilities comprised of buildings,

communications lines, communications networks, cable

duct systems and equipment, which are located in the

city of Moscow, the city of Maloyaroslavets, the city

 of Rostov-on-Don, the city of Kaliningrad, the

Moscow Region and the Smolensk Region of the Russian

Federation and in the territory of the Republic of

Belarus, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at ZAO Gaztelecom Level [ERP] and

Electronic Archive Module at ZAO Gaztelecom Level for

 a period not exceeding 12 months and ZAO Gaztelecom

will make payment for using such property in the

maximum amount of 233.4 million Rubles

PROPOSAL #10.36: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Gazpromregiongaz pursuant to which OAO Gazprom will

grant OAO Gazpromregiongaz temporary possession and

use of the property complex of the gas distribution

system, comprised of facilities designed to transport

 and supply directly to consumers [gas offtaking

pipelines, gas distribution pipelines, inter-township

 and street gas pipelines, high, medium and low

pressure gas pipelines, gas flow control stations and

 buildings], as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Gazpromregiongaz Level [ERP],

 OAO Gazprom Long-Term Investments Reporting and

Analysis System [LTIAA] at OAO Gazpromregiongaz

Level, and Electronic Archive Module at OAO

Gazpromregiongaz Level for a period not exceeding 12

months and OAO Gazpromregiongaz will make payment for

 using such property in the maximum amount of 726.6

PROPOSAL #10.37: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Druzhba

pursuant to which OAO Gazprom will grant OAO Druzhba

temporary possession and use of the facilities of

Druzhba vacation center [hotels, effluent treatment

facilities, transformer substations entrance

checkpoints, cottages, utility networks, metal

fences, parking areas, ponds, roads, pedestrian

crossings, sites, sewage pumping station, sports

center, roofed ground-level arcade, servicing

station, diesel-generator station, boiler house

extension, storage facility, Fisherman's Lodge,

garage, garage with administrative and amenity

building, a stela, as well as service machinery,

equipment, furniture and accessories] situated in the

 Moscow Region, Naro-Fominsk District, village of

Rogozinino, for a period not exceeding 12 months and

OAO Druzhba will make payment for using such property

 in the maximum amount of 265.5 million Rubles

PROPOSAL #10.38: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in the

maximum amount of 50 million Rubles, with a fee due

to the bank at a rate not exceeding 1% per annum of

the amount of the guarantee

PROPOSAL #10.39: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in a

maximum amount equivalent to 1 million Euros, with a

fee due to the bank at a rate not exceeding 1% per

annum of the amount of the guarantee

PROPOSAL #10.40: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom undertakes, acting on

behalf of OOO Mezhregiongaz and at its instructions,

to declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OOO Mezhregiongaz

undertakes to pay for such services in the amount not

 exceeding 3,000 Rubles per cargo customs

declaration, as well as the value added tax at the

rate required by the effective legislation of the

Russian Federation, for an aggregate maximum amount

PROPOSAL #10.41: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK,

pursuant to which OAO Gazprom undertakes, acting on

behalf of OAO NOVATEK and at its instructions, to

declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OAO NOVATEK undertakes to

 pay for such services in the amount not exceeding

1.58 Rubles per 1 thousand cubic meters of natural

gas, as well as the value added tax at the rate

required by the effective legislation of the Russian

Federation, on the basis of the monthly volume of the

 transported natural gas, for an aggregate maximum

amount of 42.7 million Rubles

PROPOSAL #10.42: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will deliver and OOO

Mezhregiongaz will accept [take off] gas in the

amount not exceeding 300 billion cubic meters,

deliverable on a monthly basis, and will pay for the

gas an aggregate maximum amount of 992 billion Rubles

PROPOSAL #10.43: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 252.23 million Rubles, in its own

name, but for OAO Gazprom's account, to accept gas

produced by OAO Gazprom and its affiliates and sell

it through OOO Mezhregiongaz's electronic trading

site in the amount not exceeding 11.25 billion cubic

meters for a maximum amount of 25.22 billion Rubles

PROPOSAL #10.44: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz will deliver and

OAO Gazprom will accept [take off] gas bought by OOO

Mezhregiongaz from independent entities in the amount

 not exceeding 11.25 billion cubic meters and will

pay for the gas an aggregate maximum amount of 39.98

billion Rubles

PROPOSAL #10.45: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OOO Gazprom Export undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 70 million Rubles, in its own name,

 but for OAO Gazprom's account, to accept liquid

hydrocarbons owned by OAO Gazprom, including crude

oil, gas condensate and refined products [gasoline,

liquefied gases, etc.] and sell them in the market

outside the customs territory of the Russian

Federation, in the amount not exceeding 1.6 million

tons for a maximum amount of 15 billion Rubles

PROPOSAL #10.46: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Northgas,

pursuant to which ZAO Northgas will deliver and OAO

Gazprom will accept [take off] gas in the amount not

exceeding 70 million cubic meters, deliverable on a

monthly basis, and will pay for the gas an aggregate

maximum amount of 61 million Rubles

PROPOSAL #10.47: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Severneftegazprom, pursuant to which OAO

Severneftegazprom will deliver and OAO Gazprom will

accept [take off] gas in the amount not exceeding

16.45 billion cubic meters and will pay for the gas

an aggregate maximum amount of 33.25 billion Rubles

PROPOSAL #10.48: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 will deliver and OAO Gazprom will accept [take off]

unstable crude oil in the amount not exceeding 800

thousand tons and will pay for the crude oil an

aggregate maximum amount of 7 billion Rubles

PROPOSAL #10.49: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SIBUR Holding,

 pursuant to which OAO SIBUR Holding will deliver and

 OAO Gazprom will accept [take off] dry stripped gas

processed at OAO SIBUR Holding's gas refining

complexes in the amount not exceeding 2.3 billion

cubic meters and will pay for the gas an aggregate

maximum amount of 2.89 billion Rubles

PROPOSAL #10.50: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will deliver and OAO

NOVATEK will accept [take off] gas in the amount not

exceeding 16.5 billion cubic meters and will pay for

the gas an aggregate maximum amount of 27.67 billion

Rubles

PROPOSAL #10.51: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tomskgazprom

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 3 billion cubic meters

and OAO Tomskgazprom will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 1.4 billion Rubles

PROPOSAL #10.52: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 50 billion cubic meters

 across the territory of the Russian Federation and

the Republic of Kazakhstan and OOO Mezhregiongaz will

 pay for the services related to arranging for the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 92 billion Rubles

PROPOSAL #10.53: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 5 billion cubic meters

and OAO Gazprom Neft will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 3.2 billion Rubles

PROPOSAL #10.54: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 47 billion cubic meters

 and OAO NOVATEK will pay for the services related to

 arranging for the transportation of gas via trunk

gas pipelines an aggregate maximum amount of 66.5

billion Rubles

PROPOSAL #10.55: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the injection of gas owned

by OAO NOVATEK into underground gas storage

facilities and its storage in such facilities in the

amount not exceeding 3.45 billion cubic meters and

OAO NOVATEK will pay for the services related to

arranging for gas injection and storage an aggregate

maximum amount of 1.8 million Rubles, as well as

services related to arranging for the off-taking the

gas owned by OAO NOVATEK from underground gas storage

 facilities in the amount not exceeding 1.15 billion

cubic meters and OAO NOVATEK will pay for the

services related to arranging for the off-taking of

gas an aggregate maximum amount of 29.2 million Rubles

PROPOSAL #10.56: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and a/s Latvijas Gaze

pursuant to which OAO Gazprom will sell and a/s

Latvijas Gaze will purchase gas as follows: in the

amount not exceeding 800 million cubic meters for an

aggregate maximum amount of 200 million Euros in the

second half of 2010 and in the amount not exceeding

1.5 billion cubic meters for an aggregate maximum

amount of 450 million Euros in 2011; as well as

pursuant to which, a/s Latvijas Gaze will provide

services of injection of gas owned by OAO Gazprom

into Incukalna underground gas storage facility, of

its storage in the storage facility, its off-taking

and transportation across the territory of Latvian

Republic as follows: in the second half of 2010,

services related to the injection of gas into storage

 facilities in the amount not exceeding 600 million

cubic meters, services related to storage of gas and

its off-taking in the amount not exceeding 400

million cubic meters, services related to the

transportation of gas in the amount not exceeding 1

billion cubic meters, and OAO Gazprom will pay for

such services an aggregate maximum amount of 10

million Euros; in 2011, services related to the

injection of gas into storage facilities in the

amount not exceeding 900 million cubic meters,

services related to storage of gas and its off-taking

 in the amount not exceeding 900 million cubic

meters, services related to the transportation of gas

 in the amount not exceeding 1.8 billion cubic

meters, and OAO Gazprom will pay for such services an

PROPOSAL #10.57: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and AB Lietuvos Dujos

pursuant to which OAO Gazprom will sell and AB

Lietuvos Dujos will purchase gas as follows: in the

amount not exceeding 675 million cubic meters for an

aggregate maximum amount of 170 million Euros in the

second half of 2010 and in the amount not exceeding

1.6 billion cubic meters for an aggregate maximum

amount of 480 million Euros in 2011, and pursuant to

which AB Lietuvos Dujos will provide services related

 to the transportation of gas in transport mode

across the territory of the Republic of Lithuania as

follows: in the amount not exceeding 1 billion cubic

meters in the second half of 2010, OAO Gazprom will

pay an aggregate maximum amount of 4.2 million Euros

for the gas transportation services and in the amount

 not exceeding 2.5 billion cubic meters in 2011, OAO

Gazprom will pay an aggregate maximum amount of 14.7

million Euros for the gas transportation services

PROPOSAL #10.58: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and UAB Kauno

termofikacijos elektrine pursuant to which OAO

Gazprom will sell and UAB Kauno termofikacijos

elektrine will purchase gas as follows: in the amount

 not exceeding 180 million cubic meters for an

aggregate maximum amount of 45 million Euros in the

second half of 2010 and in the amount not exceeding

470 million cubic meters for an aggregate maximum

amount of 141 million Euros in 2011

PROPOSAL #10.59: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and MoldovaGaz S.A.

pursuant to which OAO Gazprom will deliver and

MoldovaGaz S.A. will accept [take off] gas in the

amount not exceeding 3.5 billion cubic meters for an

aggregate maximum amount of 900 million U.S. Dollars

in 2011, and pursuant to which MoldovaGaz S.A. will

provide in 2011 services related to the

transportation of gas in transport mode across the

territory of the Republic of Moldova in the amount

not exceeding 19.14 billion cubic meters, and OAO

Gazprom will pay for services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 47.85 million U.S. Dollars

PROPOSAL #10.60: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and KazRosGaz LLP

pursuant to which in 2010 OAO Gazprom will deliver

and KazRosGaz LLP will accept [take off] gas in the

amount not exceeding 1.2 billion cubic meters for an

aggregate maximum amount of 170 million U.S. Dollars

and pursuant to which OAO Gazprom will provide in

2010 services related to arranging for the

transportation of gas owned by KazRosGaz LLP across

the territory of the Russian Federation in the amount

 not exceeding 10.5 billion cubic meters and

KazRosGaz LLP will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 43.5

PROPOSAL #10.61: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz,

pursuant to which OAO Gazprom will sell, and OAO

Beltransgaz will purchase gas in 2011 in the amount

not exceeding 22.5 billion cubic meters for an

aggregate maximum amount of 5.625 billion U.S.

Dollars and pursuant to which OAO Beltransgaz in 2011

 will provide services related to the transportation

of gas in transport mode across the territory of the

Republic of Belarus via gas transportation system of

OAO Beltransgaz and via the Byelorussian segment of

Russian Yamal–Europe gas pipeline in the amount

not exceeding 48.2 billion cubic meters and OAO

Gazprom will pay for the services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 600 million U.S. Dollars

PROPOSAL #10.62: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom will provide

services in 2011 related to arranging for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Kazakhstan, the Republic of Uzbekistan, the Russian

Federation and the Republic of Belarus in the amount

not exceeding 63.3 billion cubic meters, and GAZPROM

Germania GmbH will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 1.8 billion

 U.S. Dollars

PROPOSAL #10.63: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom undertakes,

acting on the instructions of GAZPROM Germania GmbH

for a fee in the total maximum amount of 96,000 U.S.

Dollars, in its own name, but for the account of

GAZPROM Germania GmbH, to arrange in 2011 for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Belarus for the amount not exceeding 37.293 million

PROPOSAL #10.64: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, acting

 on the instructions of OAO Gazprom, for a fee in the

 total maximum amount of 350,000 Rubles, in its own

name, but for the account of OAO Gazprom, to ensure

in 2010–2011 arrangement of operations related

to the development and assessment of cost estimate

documentation, start-up and commissioning work at OAO

 Gazprom's facilities commissioned under investment

projects implementation contracts, as well as other

work, including work of preparatory and support

nature, required for the performance of start-up and

commissioning work and the commissioning of OAO

Gazprom's facilities

PROPOSAL #10.65: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

200,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010-2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.66: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, acting on the instructions

of OAO Gazprom, for a fee in an aggregate maximum

amount of 112,500 Rubles, in its own name, but for

the account of OAO Gazprom, to ensure in 2010-2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.67: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO

Yamalgazinvest, pursuant to which ZAO Yamalgazinvest

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

525,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010–2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.68: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems, pursuant to which OAO Gazprom Space Systems

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to the

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 2 million Rubles

PROPOSAL #10.69: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and ZAO Yamalgazinvest,

 pursuant to which ZAO Yamalgazinvest undertakes,

within the period between July 1, 2010 and December

31, 2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities, and OAO Gazprom

undertakes to pay for such services the maximum

amount of 9 billion Rubles

PROPOSAL #10.70: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 85 million Rubles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   X7204C106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #10.71: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 9 billion Rubles

PROPOSAL #10.72: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, within

 the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 600 million Rubles

PROPOSAL #10.73: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 80 million Rubles

PROPOSAL #10.74: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, within the period between

July 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, to provide services related

to implementation of OAO Gazprom's investment

projects involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 1.6 billion Rubles

PROPOSAL #10.75: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event of loss

or destruction of, or damage to, including

deformation of the original geometrical dimensions of

 the structures or individual elements of, machinery

or equipment; linear portions, technological

equipment and fixtures of trunk gas pipelines,

petroleum pipelines or refined product pipelines;

property forming part of wells; natural gas held at

the facilities of the Unified Gas Supply System in

the course of transportation or storage in

underground gas storage reservoirs [insured

property], as well as in the event of losses incurred

 by OAO Gazprom as a result of an interruption in

production operations due to destruction or loss of

or damage to insured property [insured events], to

make payment of insurance compensation to OAO Gazprom

 or OAO Gazprom's subsidiary companies to which the

insured property has been leased [beneficiaries] up

to the aggregate insurance amount not exceeding 10

trillion Rubles in respect of all insured events, and

 OAO Gazprom undertakes to pay OAO SOGAZ an insurance

 premium in an aggregate maximum amount of 5 billion

Rubles, with each agreement having an effective term

PROPOSAL #10.76: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to life, health or property of other

persons or the natural environment as a result of an

emergency or incident occurring, among other things,

as a result of a terrorist act at a hazardous

industrial facility operated by OAO Gazprom [insured

events], to make an insurance payment to physical

persons whose life, health or property has been

harmed, to legal entities whose property has been

harmed or to the state, acting through those

authorized agencies of executive power whose

competence includes environmental protection

management, in the event that harm is caused to the

natural environment [beneficiaries] up to an

aggregate insurance amount not exceeding 30 million

Rubles, and OAO Gazprom undertakes to pay an

insurance premium in an aggregate maximum amount of

PROPOSAL #10.77: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to the life or health of OAO Gazprom's

 employees [insured persons] as a result of an

accident that occurs during the period of the

insurance coverage on a 24-hour-a-day basis or

diseases that are diagnosed during the effective

period of the agreements [insured events], to make an

 insurance payment to the insured person or the

person designated by him as his beneficiary or to the

 heir of the insured person [beneficiaries], up to

the aggregate insurance amount not exceeding 150

billion Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 40 million Rubles, each agreement having an

 effective term of 1 year

PROPOSAL #10.78: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO SOGAZ undertakes, in the event

that harm is caused to the life or health of

employees of OAO Gazprom's branch responsible for the

 administration of OAO Gazprom premises [insured

persons] as a result of an accident occurring during

the performance by an insured person of his official

duties, including the time of travel from the place

of residence of such person to the place of the

performance of his official duties, and back, within

2.5 hours before the beginning and after the end of

the working day [insured events], to make an

insurance payment to the insured person or the person

 designated by him as his beneficiary or to a heir of

 the insured person [beneficiaries], up to the

aggregate insurance amount not exceeding 279.66

million Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 589,000 Rubles, each agreement having an

PROPOSAL #10.79: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom or members of their families or non-

working retired former employees of OAO Gazprom or

members of their families [insured persons who are

beneficiaries] apply to a health care institution for

 the provision of medical services [insured events],

to arrange and pay for the provision of medical

services to the insured persons up to the aggregate

insurance amount not exceeding 90 billion Rubles and

OAO Gazprom undertakes to pay OAO SOGAZ an insurance

premium in an aggregate maximum amount of 200 million

 Rubles, each agreement having an effective term of 1

PROPOSAL #10.80: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises, members of

their families or nonworking retired former employees

 of OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises [insured

persons who are beneficiaries] apply to a health care

 institution for the provision of medical services

[insured events], to arrange and pay for the

provision of medical services to the insured persons

up to the aggregate insurance amount not exceeding

154.3 million Rubles and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount of 151.2 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.81: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch OAO Gazprom Avtopredpriyatie,

members of their families or non-working retired

former employees of OAO Gazprom's branch OAO Gazprom

Avtopredpriyatie or members of their families

[insured persons who are beneficiaries] apply to a

health care institution for the provision of medical

services [insured events], to arrange and pay for the

 provision of medical services to the insured persons

 up to the aggregate insurance amount not exceeding

62.8 million Rubles and OAO Gazprom undertakes to pay

 OAO SOGAZ an insurance premium in an aggregate

maximum amount of 59.03 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.82: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever harm [damage

 or destruction] is caused to a transportation

vehicle owned by OAO Gazprom, or such vehicle is

stolen or hijacked, or an individual component, part,

 unit, device or supplementary equipment installed on

 such transportation vehicle is stolen [insured

events], to make an insurance payment to OAO Gazprom

[beneficiary] up to the aggregate insurance amount

not exceeding 1,183.6 million Rubles and OAO Gazprom

undertakes to pay OAO SOGAZ an insurance premium in

an aggregate maximum amount of 22.49 million Rubles,

each agreement having an effective term of 1 year

PROPOSAL #10.83: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and OAO SOGAZ pursuant

to which OAO SOGAZ undertakes, in the event of:

assertion of claims against members of the Board of

Directors or the Management Committee of OAO Gazprom

who are not persons holding state positions in the

Russian Federation or positions in the state civil

service [insured persons] by physical persons or

legal entities for whose benefit the agreement will

be entered into and who could suffer harm, including

shareholders of OAO Gazprom, debtors and creditors of

 OAO Gazprom, employees of OAO Gazprom, as well as

the Russian Federation represented by its authorized

agencies and representatives [third parties

[beneficiaries]] for compensation of losses resulting

 from unintentional erroneous acts [omissions] of

insured persons in the conduct by them of their

management activities; the insured persons incurring

judicial or other costs in settling such claims;

assertion of claims against OAO Gazprom by third

persons [beneficiaries] for compensation of losses

resulting from unintentional erroneous acts

[omissions] of insured persons in the conduct by them

 of their management activities on the basis of

claims asserted with respect to OAO Gazprom's

securities, as well as claims originally asserted

against insured persons; OAO Gazprom incurring

judicial or other costs in settling such claims

[insured events], to make an insurance payment to

third parties [beneficiaries] whose interests were

prejudiced, as well as insured persons and/or OAO

Gazprom in the event of incurrence of judicial or

other costs involved in settling claims for

compensation of losses, up to the aggregate insurance

 amount not exceeding the Ruble equivalent of 100

million U.S. Dollars, and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount equal to the Ruble equivalent of 2

million U.S. Dollars, such agreement having an

PROPOSAL #10.84: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom,

 ZAO Gaztelecom, OAO Gazprom Promgaz, OAO

Gazpromregiongaz, OOO Gazprom Export, OOO

Gazpromtrans, ZAO Gazprom Invest Yug, OAO Gazprom

Space Systems, OOO Gazprom Komplektatsiya, ZAO

Gazprom Neft Orenburg, OAO Gazprom Neft , OAO

Druzhba, OAO Lazurnaya, OOO Mezhregiongaz, OAO

Salavatnefteorgsintez, OAO SOGAZ, DOAO

Tsentrenergogaz of OAO Gazprom, OAO Tsentrgaz,

Gazprombank [Open Joint Stock Company] and ZAO

Yamalgazinvest [the Contractors] pursuant to which

the Contractors undertake to provide, from August 30,

 2010 to December 31, 2010, in accordance with

instructions from OAO Gazprom, services of arranging

for and carrying out stocktaking of fixed assets of

OAO Gazprom that are to be leased to the Contractors,

 and OAO Gazprom undertakes to pay for such services

an aggregate maximum amount of 3 million Rubles

PROPOSAL #10.85: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and November 30, 2011, to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory and methodological documentation ensuring

reliability and development of gas distribution

systems; Development of recommendations concerning

the selection of gas supply options in respect of

remote and newly commissioned gas consuming

facilities; Predictive estimate of efficient areas

and volumes of the use of natural gas and other types

 of fuel and energy resources in regions of Eastern

Siberia and the Far East through the year of 2030

under different economic development scenarios; Flow

diagram of development of Severokolpakovskoye gas

condensate field with identification of a pilot

production period; Development of OAO Gazprom's

technical policy covering the energy parameters of

the unified gas supply system through the year of

2020 and deliver the research results to OAO Gazprom,

 and OAO Gazprom undertakes to accept of the research

 results and pay for such work an aggregate maximum

PROPOSAL #10.86: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Preparation of

regulatory and methodological documents on ensuring

control of development of natural gas fields at OAO

Gazprom; Technical and economic considerations

concerning the utilization residual gas at Astrakhan

Gas Processing Facility; Development of permanent

geological and technological [geological and

filtration] models of Kshuk and Lower Kvakchik gas

condensate fields; Development of a methodology for

cost-effective management of low pressure trunk

transportation of gas in a gas transportation system

with compressor plants equipped with full-pressure

gas pumping units [based on the example of GTS OOO

Gazprom Transgaz Yugorsk]; Development of regulatory

and technical documentation for arrangement for and

conduct of repairs of OAO Gazprom's facilities,

delivering the research results to OAO Gazprom and

OAO Gazprom undertakes to accept the research results

 and pay for such work an aggregate maximum amount of

PROPOSAL #10.87: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory documentation for the information support

of prospecting and development of gas condensate and

oil and gas condensate fields in the area of the

study of gas condensate parameters of wells and

deposits, planning and monitoring of the mining

process; Information and analytical support of the

management of gas distribution to consumers in

Russian Federation regions, including monitoring of

the load of gas pipeline branches and analysis of the

 compliance with the terms of permits for the use of

gas; Development of a set of regulatory documents

relating to standardization of the dispatch control

of gas supply systems; Development of regulatory and

methodological basis facilitating the preparation of

development and exploitation of methane-coal

deposits, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 321.7 million Rubles

PROPOSAL #10.88: Approve, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz, pursuant

 to which OAO Gazprom Promgaz undertakes within the

period between July 1, 2010 and December 31, 2012 to

perform, acting on OAO Gazprom's instructions,

research work for OAO Gazprom covering the following

subject: A program of commissioning gas pipeline

branches through the year of 2030, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 100 million

 Rubles

PROPOSAL #10.89: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of a

system of costing design and exploration operations

at OAO Gazprom's facilities on the basis of labor

costs, delivering the research results to OAO Gazprom

 and OAO Gazprom undertakes to accept the research

results and pay for such work an aggregate maximum

amount of 58 million Rubles

PROPOSAL #10.90: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2010 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of

corporate unit rates for construction and assembly,

drilling, start-up and commissioning work by clusters

 of concentrated construction in prices current as of

 01 JAN 2010 [by types of directories of state and

industry cost estimation standards used in the design

 of production facilities], delivering the research

results to OAO Gazprom and OAO Gazprom undertakes to

accept the research results and pay for such work an

aggregate maximum amount of 35 million Rubles

PROPOSAL #10.91: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Improvement of the

technology of natural gas conversion on a

bifunctional catalytic agent with the production of

synthetic liquid fuel and development of proposals

for the introduction of the developed technological

solutions for pilot production purposes, delivering

the research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 360 million

PROPOSAL #10.92: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2012 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of plans

 of activities for supply of natural gas and

gasification of regions of Eastern Siberia and the

Far East, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 14.5 million Rubles

PROPOSAL #10.93: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

Comprehensive Program for Early Diagnostics and

Prevention of Cardiovascular Diseases of OAO

Gazprom's Personnel; Development of an Occupational

Risk Management System and a Program for Prevention

of Injuries to Personnel at OAO Gazprom's

Enterprises; Development of a regulatory and

methodological framework for the vocational selection

 of personnel at OAO Gazprom's organizations for work

 on a rotational team basis; and Development of a

Comprehensive Program for Early Identification and

Prevention of Oncological Diseases of OAO Gazprom's

Personnel, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

PROPOSAL #10.94: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2012, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

system of medical, sanitary and psychological support

 for work at the Shtokman field with the use of

rotational team labor system and Development of

unified standards for evaluating [monitoring] and

forecasting the impact of natural, environmental and

production factors on the state of human health in

the area of construction of the Pre-Caspian gas

pipeline, development of the Caspian Sea shelf and

Central Asian oil and gas fields, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 116 million

PROPOSAL #10.95: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to express

assessment of estimated cost of OAO Gazprom's

commissioned facilities, determination of the

operational cost and expenses included in Chapters 1

and 9 of the consolidated estimates of the

construction cost of OAO Gazprom's facilities in

accordance with statutory, methodological and

regulatory documentation effective as of January 1,

2010, with the purpose of establishing effective

control over the use of the mentioned limits,

analysis of the labor costs involved in the design of

 mining facilities, trunk gas pipelines and

compressor plants on the basis of actual data

provided by OAO Gazprom's design institutions,

support of the Comprehensive Plan of Activities for

Optimizing the Company's Costs Structure in terms of

cost estimation-related regulatory framework and

assessment of cost estimation-related regulatory

documents facilitating the introduction of new

construction technologies, and OAO Gazprom undertakes

 to pay for such services an aggregate maximum amount

PROPOSAL #10.96: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and July 1, 2012 to perform, acting on OAO Gazprom's

instructions, research work for OAO Gazprom covering

the following subject: Assessment of opportunities

for the sale of methane extracted at the primary

production sites of Kuznetsk Coal Basin, delivering

the research results to OAO Gazprom, and OAO Gazprom

undertakes to accept of the research results and pay

for such work an aggregate maximum amount of 35

million Rubles

PROPOSAL #10.97: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz and OAO Gazprom Space Systems [the

Contractors], pursuant to which the Contractors

undertake, within the period between July 1, 2010 and

 December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to

implementation of programs of scientific and

technical cooperation of OAO Gazprom with foreign

partner companies and OAO Gazprom undertakes to pay

for such services an aggregate maximum amount of 2

PROPOSAL #10.98: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, to perform, acting on OAO Gazprom's

instructions, a set of work relating to technical

maintenance of OAO Gazprom's technological assets

constituting elements of communication lines and

equipment of the fiber optic communication system of

Yamal–Europe pipeline in the territories of the

Russian Federation and the Republic of Belarus,

delivering the results to OAO Gazprom, and OAO

Gazprom undertakes to accept of the results of the

operations and pay for such work an aggregate maximum

PROPOSAL #10.99: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of an

agreement between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz will

deliver to OAO Gazprom complete exclusive rights to

utility model Corporate system for collecting space

data required for the design and operation of long-

distance technical structures, prospecting of oil and

 gas fields and their development and operation owned

 by it, and OAO Gazprom undertakes to pay OAO Gazprom

 Promgaz a fee for the acquisition of exclusive

rights to the utility model in an aggregate maximum

amount of 20,000 Rubles

PROPOSAL #10100: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, ZAO Gazprom Invest Yug and OAO Tomskgazprom

[the Licensees], pursuant to which OAO Gazprom will

grant the Licensees ordinary [non-exclusive] license

to use computer software package Software for

computation of cost estimates based on the resource

method under the current level of well construction

prices by recording it in the memory of the

Licensees' computers, and the Licensees will pay OAO

Gazprom a license fee in an aggregate maximum amount

of 975,000 Rubles

PROPOSAL #10101: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

ZAO Yamalgazinvest, OOO Mezhregiongaz, OAO

Gazpromregiongaz, OAO Salavatnefteorgsintez, OOO REP

and Gazpromipoteka Fund [the Licensees], pursuant to

which OAO Gazprom will grant the Licensees an

ordinary [non-exclusive] license to use OAO Gazprom's

 trade marks, registered in the State Register of

Trade Marks and Service Marks of the Russian

Federation, as follows: on goods, labels or packaging

 of goods which are produced, offered for sale, sold

or displayed at exhibitions or fairs or otherwise

introduced into civil transactions in the territory

of the Russian Federation, are stored or transported

for such purpose or brought into the territory of the

 Russian Federation; in connection with performance

of work or provision of services, including the

development of oil and gas fields or construction of

oil or gas pipelines; on covering, business and other

 documentation, including documentation related to

introduction of goods into civil transactions; in

offers for the sale of goods, performance of work or

provision of services, as well as in announcements,

advertisements, in connection with the conduct of

charitable or sponsored events, in printed

publications, on official letterheads, on signs,

including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensees' corporate seals; in the Internet; in the

Licensees' corporate names, and the Licensees will

pay OAO Gazprom license fees in the form of quarterly

 payments for the right of use of each of OAO

Gazprom's trade mark with respect to each transaction

 in the amount not exceeding 300 times the minimum

statutory wage established by the effective

legislation of the Russian Federation as of the date

of signing the delivery and acceptance acts, plus

value added tax at the rate required by the effective

 legislation of the Russian Federation, in an

aggregate maximum amount of 38.232 million Rubles

PROPOSAL #10102: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

[the Licensee], pursuant to which OAO Gazprom will

grant the Licensee an exclusive license to use the

following OAO Gazprom's trade marks, registered in

blue, azure and white color/color combination in the

State Register of Trade Marks and Service Marks of

the Russian Federation, as follows: on goods, labels

or packaging of goods which are produced, offered for

 sale, sold or displayed at exhibitions or fairs or

otherwise introduced into civil transactions in the

territory of the Russian Federation, are stored or

transported for such purpose or brought into the

territory of the Russian Federation; in connection

with performance of work or provision of services,

including the development of oil and gas fields or

construction of oil or gas pipelines; on covering,

business and other documentation, including

documentation related to introduction of goods into

civil transactions; in offers for the sale of goods,

performance of work or provision of services, as well

 as in announcements, advertisements, in connection

with the conduct of charitable or sponsored events,

in printed publications, on official letterheads, on

signs, including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensee's corporate seals; in the Internet; in the

Licensee's corporate name, and the Licensee will pay

OAO Gazprom a license fee in the form of one-time

[lump-sum] payment in an aggregate maximum amount of

7.304 million Rubles

PROPOSAL #11.1: Election of Akimov Andrei Igorevich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.2: Election of Ananenkov Aleksandr                 ISSUER            YES         AGAINST           AGAINST

Georgievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.3: Election of Bergmann Burckhard to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors of OAO Gazprom

PROPOSAL #11.4: Election of Gazizullin Farit                       ISSUER            YES         AGAINST           AGAINST

Rafikovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.5: Election of Gusakov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.6: Election of Zubkov Viktor Alekseevich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.7: Election of Karpel Elena Evgenievna          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.8: Election of Makarov Aleksei                        ISSUER            YES         AGAINST           AGAINST

Aleksandrovich to the Board of Directors of OAO

PROPOSAL #11.9: Election of Miller Aleksei Borisovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.10: Election of Musin Valery Abramovich         ISSUER            YES             FOR                  FOR

to the Board of Directors of OAO Gazprom

PROPOSAL #11.11: Election of Nabiullina Elvira                   ISSUER            YES         AGAINST           AGAINST

Sakhipzadovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.12: Election of Nikolaev Viktor                       ISSUER            YES         AGAINST           AGAINST

Vasilievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.13: Election of Rusakova Vlada                        ISSUER            YES         AGAINST           AGAINST

Vilorikovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.14: Election of Sereda Mikhail                        ISSUER            YES         AGAINST           AGAINST

Leonidovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.15: Election of Fortov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Evgenievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.16: Election of Shmatko Sergei Ivanovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.17: Election of Yusufov Igor Khanukovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #12.1: Election of Arkhipov Dmitry                        ISSUER            YES             FOR                  FOR

Aleksandrovich as a Member of the Audit Commission of

 OAO Gazprom

PROPOSAL #12.2: Election of Belobrov Andrei                        ISSUER            YES         AGAINST           AGAINST

Viktorovich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.3: Election of Bikulov Vadim Kasymovich         ISSUER            YES             FOR                  FOR

as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.4: Election of Kobzev Andrei Nikolaevich        ISSUER            YES             FOR                  FOR

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.5: Election of Lobanova Nina                            ISSUER            YES             FOR                  FOR

Vladislavovna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.6: Election of Logunov Dmitry                          ISSUER            YES         AGAINST           AGAINST

Sergeyevich as a Member of the Audit Commission of

PROPOSAL #12.7: Election of Nosov Yury Stanislavovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.8: Election of Pesotsky Konstantin                 ISSUER            YES         AGAINST           AGAINST

Valerievich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.9: Election of Salekhov Marat                          ISSUER            YES                                 AGAINST

Khasanovich as a Member of the Audit Commission of

PROPOSAL #12.10: Election of Tikhonova Maria                       ISSUER            YES             FOR                  FOR

Gennadievna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.11: Election of Yugov Aleksandr                       ISSUER            YES                                 AGAINST

Sergeyevich as a Member of the Audit Commission of

OAO Gazprom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPA LOTOS S.A., GDANSK

  TICKER:                  N/A                 CUSIP:   X32440103

  MEETING DATE:      2/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint the meeting's Chairman                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the statement of the meeting's         ISSUER            YES             FOR                  FOR

legal validity

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the changes among the                        ISSUER            YES         AGAINST           AGAINST

Supervisory Board Members

PROPOSAL #6.: Closing of the meeting                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPA LOTOS S.A., GDANSK

  TICKER:                  N/A                 CUSIP:   X32440103

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of the Chairman                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve, statement of meeting's legal            ISSUER            YES             FOR                  FOR

validity and its ability to adopt resolutions

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve, evaluation of Company's                     ISSUER            YES             FOR                  FOR

financial report for 2009 and Management Board's

report on Company's activity for 2009

PROPOSAL #6: Approve, evaluation consolidated                     ISSUER            YES             FOR                  FOR

financial report from capital Group Lotos SA for 2009

 and report on capital group's activity for 2009

PROPOSAL #7: Approve, evaluation of Supervisory Board        ISSUER            YES             FOR                  FOR

 reports for 2009

PROPOSAL #8: Approve the Company's financial report          ISSUER            YES             FOR                  FOR

for 2009 and Management Board's report from Company's

 activity for 2009

PROPOSAL #9: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

report of capital group for 2009 and report on

capital group's activity for 2009

PROPOSAL #10: Adopt resolution on distribution of              ISSUER            YES             FOR                  FOR

profit for 2009

PROPOSAL #11: Approve the performance of duties by            ISSUER            YES             FOR                  FOR

Members of Company's Management Board for 2009

PROPOSAL #12: Approve the performance of duties by            ISSUER            YES             FOR                  FOR

Members of Company's Supervisory Board for 2009

PROPOSAL #13: Approve, award of the annual bonus for         ISSUER            YES             FOR                  FOR

2009 to the President of the Management Board

PROPOSAL #14: Amend the resolution of general meeting        ISSUER            YES             FOR                  FOR

 Dated 30 JUN 2008 concerning determination of the

number of Supervisory Board of the seventh term of

office

PROPOSAL #15: Approve, filing the vacant posts on              ISSUER            YES             FOR                  FOR

Supervisory Board of the seventh term of office

PROPOSAL #16: Closing the meeting                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HALLIBURTON COMPANY

  TICKER:                  HAL                 CUSIP:   406216101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: A.M. BENNETT                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: J.R. BOYD                      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M. CARROLL                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: N.K. DICCIANI               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: S.M. GILLIS                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J.T. HACKETT                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: D.J. LESAR                    ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R.A. MALONE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J.L. MARTIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: D.L. REED                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL FOR RATIFICATION OF THE                   ISSUER            YES             FOR                  FOR

SELECTION OF AUDITORS.

PROPOSAL #03: PROPOSAL ON HUMAN RIGHTS POLICY.                SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #04: PROPOSAL ON POLITICAL CONTRIBUTIONS.         SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #05: PROPOSAL ON EXECUTIVE COMPENSATION           SHAREHOLDER        YES         AGAINST               FOR

POLICIES.

PROPOSAL #06: PROPOSAL ON SPECIAL SHAREOWNER MEETINGS.  SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANSEN TRANSMISSIONS INTERNATIONAL NV, EDEGEM

  TICKER:                  N/A                 CUSIP:   B4812V109

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge and approve the statutory            ISSUER             NO              N/A                  N/A

annual report of the Board of Directors on the

statutory annual accounts for the FYE 31 MAR 2010 and

 ii) combined annual report of the Board of Directors

 on the statutory and consolidated annual accounts

for the FYE 31 MAR 2010

PROPOSAL #2: Acknowledgment and discussion of the              ISSUER             NO              N/A                  N/A

report of the Auditor on the statutory annual

accounts for the FYE 31 MAR 2010

PROPOSAL #3: Approve the Company's statutory annual          ISSUER             NO              N/A                  N/A

accounts for the FYE 31 MAR 2010

PROPOSAL #4: Approve the shareholders' meeting                   ISSUER             NO              N/A                  N/A

resolves that the net loss to be appropriated for the

 FYE 31 MAR 2010, amounts to EUR 30.6 mio; the

shareholders meeting resolves to allocate the profits

 carried forward of previous financial years to set

off the net loss of EUR 30.6 mio of the FYE 31 MAR

2010 and to carry forward the balance of the profits

carried forward (decreasing from EUR 51.2 mio to EUR

20.6 mio at the end of the FYE 31 MAR 2010); The

shareholders' meeting resolves not to distribute a

dividend to support the group's current growth

PROPOSAL #5: Acknowledgment and discussion of the              ISSUER             NO              N/A                  N/A

report of the Auditor on the consolidated annual

accounts for the FYE 31 MAR 2010

PROPOSAL #6: Acknowledgment of the Company's                       ISSUER             NO              N/A                  N/A

consolidated annual accounts for the FYE 31 MAR 2010

PROPOSAL #7: Approve the shareholders' meeting                   ISSUER             NO              N/A                  N/A

resolves to release each of the Directors of the

Company from any liability arising from the

performance of his/her duties during the FYE 31 MAR

2010; the shareholders' meeting resolves to release

the Auditor of the Company from any liability arising

 from the performance of its duties during the FYE 31

 MAR 2010

PROPOSAL #8: Acknowledgement of the resignation of i)        ISSUER             NO              N/A                  N/A

 Mr. John Deutch and ii) Mr. Ivan Brems as a

Directors of the Company during the FYE 31 MAR 2010

PROPOSAL #9: Re-appoint Mr. Alex De Ryck as a                     ISSUER             NO              N/A                  N/A

(Executive) Director of the Company effective for a

period of 3 years as from the date of the annual

shareholders' meeting

PROPOSAL #10.1: Re-appoint Dr. Ing Winfried Walzer            ISSUER             NO              N/A                  N/A

GMBH as a Non-executive Independent Director of the

Company for a period of 3 years effective as from the

 date of this annual shareholders' meeting and ending

 immediately after the annual shareholders' meeting

to be held in 2013

PROPOSAL #10.2: Re-appoint Torben Bjerre-Madsen as a         ISSUER             NO              N/A                  N/A

Non-executive Independent Director of the Company for

 a period of 3 years effective as from the date of

this annual shareholders' meeting and ending

immediately after the annual shareholders' meeting to

 be held in 2013

PROPOSAL #11: Acknowledge and approval of the                     ISSUER             NO              N/A                  N/A

Director's Remuneration Report for the FYE on 31 MAR

2010

PROPOSAL #12: Approve the shareholders' meeting                 ISSUER             NO              N/A                  N/A

resolves that the aggregate amount of the annual

remuneration of the members of the Board of Directors

 for the exercise of their function as Directors of

the Company for the period starting as from today and

 ending on the date of the annual shareholders'

meeting to be held in 2011, will amount to EUR 340,000

PROPOSAL #13: Approve to renew the reduced authorized        ISSUER             NO              N/A                  N/A

 capital period referred to in Article 10.2 of the

Articles of Association of the Company [which would

otherwise expire on 25 SEP 2010 or, if earlier, the

date of the annual shareholders' meeting to be held

in 2010] for the YE on 24 SEP 2011 or, if earlier,

the date of the annual shareholders' meeting to be

held in 2011, to confirm the authorization of the

Board of Directors of the Company, for that period,

to issue new shares, warrants or convertible bonds of

 the Company, with restriction or disapplication of

the preferential subscription rights including in

favour of one or more specific persons other than

employees of the Company or its subsidiaries, in a

capital amount not exceeding EUR 898,340.72, (i.e. 5%

 of the share capital as at the start of the

authorized capital period), subject to the terms of

Article 10 of the Articles of Association and the

Belgian Companies Code

PROPOSAL #14: Approve with respect to the grant of            ISSUER             NO              N/A                  N/A

warrants under the Hansen Warrants Plan (as approved

by the Extraordinary Shareholders' Meeting of the

Company on 27 NOV 2007, as amended by the Board of

Directors of the Company in accordance with the rules

 thereof from time to time], the shareholders'

meeting confirms and approves an allocation budget of

 6,250,250 warrants, which corresponds to 0.93% of

the total number of shares outstanding; the

individual allocation of warrants being decided by

the Board of Directors upon recommendation of the

remuneration Committee

PROPOSAL #15: Approve to delegate all powers to each         ISSUER             NO              N/A                  N/A

member of the Board of Directors and to the Company

Secretary, acting individually and with power of

substitution, to implement the decisions on the above

 items, including without limitation, for all

administrative formalities such as filings with any

listing or stock exchange authorities, the clerk's

office of the commercial court and publications in

the Annexes to the Belgian State Gazette

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANSEN TRANSMISSIONS INTERNATIONAL NV, EDEGEM

  TICKER:                  N/A                 CUSIP:   B4812V109

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Amend the hour of the annual                        ISSUER             NO              N/A                  N/A

shareholders' meeting so that in the future the

annual shareholders' meeting will take place on the

last Thursday of the month of June at 11 AM CET and

if that day is a bank holiday, at the previous

business day at the same time

PROPOSAL #A.2: Amend Article 25 of the Articles of            ISSUER             NO              N/A                  N/A

Association in accordance with the Resolution A.1

PROPOSAL #B.3: Approve: a) to withdraw the existing          ISSUER             NO              N/A                  N/A

authorization of the Board of Directors to acquire

own shares, profit certificates or depository

interests relating to the same in accordance with

Article 620, Section1, Fifth paragraph of the Belgian

 Commercial Code  BCC , subject to the condition

precedent of the approval of the new authorization as

 included under b); and b) authorize the Board of

Directors, for a period of 15 months as from  the

date of the notarial deed , to acquire, without

further authorization by the shareholders' meeting,

on or outside the stock exchange, up to 10% of the

subscribed capital, for a price (i) not lower than

15% below the average of the closing prices of the

Company's ordinary shares as derived from the London

Stock Exchange Daily Official List for the last 20

trading days immediately preceding the day on which

PROPOSAL #CONT: CONTD is contracted to be purchased,         ISSUER             NO              N/A                  N/A

and (ii) not higher than an amount equal to the

higher of (a) 105% of the average of the closing

price of the Company's ordinary shares as derived

from the London Stock Exchange Daily Official List

for the 5 trading days immediately preceding the day

on which such share is contracted to be purchased, or

 (b) the higher of the price of the last independent

trade and the highest current bid as stipulated by

Article 5(1) of Commission Regulation (EC) 22 DEC

2003 implementing the Market Abuse Directive as

regards exemptions for buy-back programmes and

stabilization of financial instruments (No

PROPOSAL #CONT: CONTD this authorization covers the          ISSUER             NO              N/A                  N/A

acquisition on or outside the stock exchange by a

direct subsidiary of the Company within the meaning

and the limits set out by Article 627 of the BCC; if

the acquisition is made by the Company outside the

central order book of the stock exchange and the

purchase price per share exceeds the highest

independent bid in the central order book of the

stock exchange, the Company shall, as the case may

be, make an offer on the same terms and conditions to

 all the shareholders, in accordance with article

620, Section1, Number 5 of the BCC

PROPOSAL #B.4: Approve that the first 3 paragraphs of        ISSUER             NO              N/A                  N/A

 Article 13 of the Articles of Association be

replaced with the specified text

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANSEN TRANSMISSIONS INTERNATIONAL NV, EDEGEM

  TICKER:                  N/A                 CUSIP:   B4812V109

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER             NO              N/A                  N/A

SHAREHOLDER PROPOSAL: Appointment Mr. Martin Negre as

 the Second [non-executive] Nominee Director of the

Company for a period of 1 year effective as from

today and ending immediately after this annual

shareholders meeting to be held in 2011

PROPOSAL #1.2: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER             NO              N/A                  N/A

SHAREHOLDER PROPOSAL: Appointment Mr. Bernard

Lambilliotte as the Second [non-executive] Nominee

Director of the Company for a period of 1 year

effective as from today and ending immediately after

this annual shareholders meeting to be held in 2011

PROPOSAL #2.: Approve, subject to the approval of the        ISSUER             NO              N/A                  N/A

 appointment of Mr. Martin Negre or Mr. Bernard

Lambilliotte as second Nominee Director of the

Company, the aggregate amount of the annual

remuneration of the Members of the Board of Directors

 for the exercise of their functional as Directors of

 the Company for the period starting as from today

and ending on the date of the annual shareholders

meeting to be held in 2011, will amount to EUR 400,000

PROPOSAL #3.: Authorize each member of the Board of          ISSUER             NO              N/A                  N/A

Directors and to Company Secretary, acting

individually and with power of substitution, to

implement the decision on the above items, including

without limitations, for all administrative

formalities such as fillings with any listing or

stock exchange authorities, the clerk's office of the

 commercial court and publications in the annexure to

 the Belgian State Gazaetee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HESS CORPORATION

  TICKER:                  HES                 CUSIP:   42809H107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: N.F. BRADY                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G.P. HILL                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.H. KEAN                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F.A. OLSON                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE SELECTION OF ERNST &        ISSUER            YES             FOR                  FOR

 YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR

ENDING DECEMBER 31, 2010.

PROPOSAL #3: APPROVAL OF AMENDMENT TO 2008 LONG-TERM         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN TO INCREASE SHARES AVAILABLE FOR AWARD

 BY 8 MILLION SHARES.

PROPOSAL #4: STOCKHOLDER PROPOSAL REQUESTING THE           SHAREHOLDER        YES         ABSTAIN           AGAINST

COMPANY TO PROVIDE A REPORT ON POLITICAL SPENDING AND

 POLICIES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUSKY ENERGY INC

  TICKER:                  N/A                 CUSIP:   448055103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Victor T.K. Li as a                   ISSUER            YES         AGAINST           AGAINST

Director for the ensuing year

PROPOSAL #1.2: Election of Canning K.N. Fok as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Donald Fullerton as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Asim Ghosh as a Director          ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.5: Election of Martin J.G. Glynn as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of Poh Chan Koh as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.7: Election of Eva Lee Kwok as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.8: Election of Stanley T.L. Kwok as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of John C.S. Lau as a                     ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Colin S. Russel as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.11: Election of Wayne E. Shaw as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.12: Election of William Shurniak as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.13: Election of Frank J. Sixt as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Re-appointment of the KPMG LLP, as the          ISSUER            YES             FOR                  FOR

Auditors of the Corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPERIAL OIL LIMITED

  TICKER:                  IMO                 CUSIP:   453038408

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PRICEWATERHOUSECOOPERS LLP BE                        ISSUER            YES             FOR                  FOR

REAPPOINTED AS AUDITORS OF THE COMPANY UNTIL THE NEXT

 ANNUAL MEETING.

ELECTION OF DIRECTOR: K.T. HOEG                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B.H. MARCH                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.M. MINTZ                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.C. OLSEN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.S. SUTHERLAND                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.D. WHITTAKER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V.L. YOUNG                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INPEX CORPORATION

  TICKER:                  N/A                 CUSIP:   J2467E101

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUKOIL OIL COMPANY JSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of OAO                   ISSUER            YES             FOR                  FOR

'LUKOIL' for 2009 and the annual financial

statements, including the income statements [profit

and loss accounts] of the Company, and the

distribution of profits

PROPOSAL #2.1: Election ALEKPEROV, Vagit Yusufovich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #2.2: Election BELIKOV, Igor Vyacheslavovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors

PROPOSAL #2.3: Election BLAZHEEV, Victor                              ISSUER            YES             FOR                  FOR

Vladimirovich to the Board of Directors

PROPOSAL #2.4: Election WALLETTE (Jr.), Donald Evert         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #2.5: Election GRAYFER, Valery Isaakovich to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors

PROPOSAL #2.6: Election GREF, Herman Oskarovich to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #2.7: Election ESAULKOVA, Tatiana                          ISSUER            YES         AGAINST           AGAINST

Stanislavovna to the Board of Directors

PROPOSAL #2.8: Election IVANOV, Igor Sergeevich to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #2.9: Election MAGANOV, Ravil Ulfatovich to         ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #2.10: Election MIKHAILOV, Sergei                          ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors

PROPOSAL #2.11: Election of MOBIUS, Mark to the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #2.12: Election of SHOKHIN, Alexander                   ISSUER            YES             FOR                  FOR

Nikolaevich to the Board of Directors

PROPOSAL #3.1: Election IVANOVA, Lyubov Gavrilovna as        ISSUER            YES             FOR                  FOR

 a Member to the Audit Commission

PROPOSAL #3.2: Election KONDRATIEV, Pavel                            ISSUER            YES             FOR                  FOR

Gennadievich as a Member to the Audit Commission

PROPOSAL #3.3: Election NIKITENKO, Vladimir                        ISSUER            YES             FOR                  FOR

Nikolaevich as a Member to the Audit Commission

PROPOSAL #4.1: Approve to pay remuneration and                   ISSUER            YES             FOR                  FOR

reimburse expenses to members of the Board of

Directors of OAO LUKOIL as specified

PROPOSAL #4.2: Approve to deem it appropriate to                ISSUER            YES             FOR                  FOR

establish additional remuneration for newly elected

Members of the Board of Directors for their

participation in conferences and other events on

written instructions of the Chairman of the Board of

Directors, in an amount of 104,000 roubles, and to

retain the amounts of remuneration for Members of the

 Board of Directors of OAO LUKOIL established by

decision of the AGM of OAO LUKOIL of 26 JUN 2008

(Minutes No. 1)

PROPOSAL #5.1: Approve to pay remuneration to each of        ISSUER            YES             FOR                  FOR

 the Members of the Audit Commission of OAO LUKOIL in

 the amount established by decision of the AGM of OAO

 LUKOIL of 26 JUN 2008 (Minutes No. 1) - 2,600,000

roubles

PROPOSAL #5.2: Approve to deem it appropriate to                ISSUER            YES             FOR                  FOR

retain the amounts of remuneration for Members of the

 Audit Commission of OAO LUKOIL established by

decision of the AGM of OAO LUKOIL of 26 JUN 2008

PROPOSAL #6.: Approve the Independent Auditor of OAO         ISSUER            YES             FOR                  FOR

LUKOIL- Closed Joint Stock Company KPMG

PROPOSAL #7.: Approve the amendments to the                        ISSUER            YES             FOR                  FOR

Regulations on the Procedure for Preparing and

Holding the General Shareholders Meeting of OAO

Lukoil, as specified

PROPOSAL #8.1: Approve the contract(s) of guarantee          ISSUER            YES             FOR                  FOR

between OAO LUKOIL (Guarantor) and Sberbank of Russia

 OAO (Bank) on the specified terms and conditions

PROPOSAL #8.2: Approve the Policy (contract) on                 ISSUER            YES             FOR                  FOR

insuring the liability of Directors, Officers and

Corporations between OAO LUKOIL (Policyholder) and

OAO Kapital Strakhovanie (Insurer) on the specified

terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARATHON OIL CORPORATION

  TICKER:                  MRO                 CUSIP:   565849106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GREGORY H. BOYCE         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CLARENCE P.                 ISSUER            YES             FOR                  FOR

CAZALOT, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID A. DABERKO         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM L. DAVIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SHIRLEY ANN                 ISSUER            YES             FOR                  FOR

JACKSON

PROPOSAL #1F: ELECTION OF DIRECTOR: PHILIP LADER                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES R. LEE             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL E.J.                ISSUER            YES             FOR                  FOR

PHELPS

PROPOSAL #1I: ELECTION OF DIRECTOR: DENNIS H. REILLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: SETH E. SCHOFIELD        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN W. SNOW                ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: THOMAS J. USHER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR

 FOR 2010

PROPOSAL #03: STOCKHOLDER PROPOSAL TO AMEND OUR BY-       SHAREHOLDER        YES         AGAINST               FOR

LAWS TO LOWER THE THRESHOLD FOR STOCKHOLDERS TO CALL

SPECIAL MEETINGS

PROPOSAL #04: STOCKHOLDER PROPOSAL TO ADOPT A POLICY    SHAREHOLDER        YES         AGAINST               FOR

FOR RATIFICATION AND APPROVAL OF EXECUTIVE

COMPENSATION POLICIES AND PRACTICES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOL MAGYAR OLAJ- ES GAZIPARI RT

  TICKER:                  N/A                 CUSIP:   X5462R112

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to close the 2009 business                ISSUER             NO              N/A                  N/A

year: report of the Board of Directors on the 2009

business operation; presentation of the financial

statements drawn up in compliance with the Accounting

 Act [the parent company's financial statements in

compliance with the Accounting Act and the generally

accepted accounting principles in Hungary and the

consolidated financial statements in compliance with

International Financial Reporting Standards as

adopted by the European Union [''IFRS'']]; proposal

on the use of after tax profit; Auditor's report on

the 2009 financial statements presented by the Board

of Directors; report of the Supervisory Board on the

2009 financial statements and proposal for the

distribution of after tax profit; approve the

decision on the parent Company's 2009 financial

statements prepared in accordance with the Accounting

 Act and the consolidated financial statements

prepared in compliance with IFRS, use of after tax

profits and amount of dividends; decision on the

corporate governance declaration

PROPOSAL #2.: Approve the decision on the waiver to          ISSUER             NO              N/A                  N/A

be granted to the Executive Officers according to

Section 30 (5) of the Companies Act

PROPOSAL #3.: Election of the Statutory Auditor for          ISSUER             NO              N/A                  N/A

the 2010 FY and approve to determine its remuneration

 as well as the material elements of its engagement

PROPOSAL #4.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

acquire treasury shares

PROPOSAL #5.: Approve the dismissal and election of          ISSUER             NO              N/A                  N/A

the Members of the Board of Directors

PROPOSAL #6.: Approve the dismissal and election of          ISSUER             NO              N/A                  N/A

the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL OILWELL VARCO, INC.

  TICKER:                  NOV                 CUSIP:   637071101

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BEN A. GUILL                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROGER L. JARVIS           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ERIC L. MATTSON           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEWFIELD EXPLORATION COMPANY

  TICKER:                  NFX                 CUSIP:   651290108

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LEE K. BOOTHBY             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PHILIP J.                     ISSUER            YES             FOR                  FOR

BURGUIERES

PROPOSAL #1C: ELECTION OF DIRECTOR: PAMELA J. GARDNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN RANDOLPH              ISSUER            YES             FOR                  FOR

KEMP III

PROPOSAL #1E: ELECTION OF DIRECTOR: J. MICHAEL LACEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOSEPH H.                     ISSUER            YES             FOR                  FOR

NETHERLAND

PROPOSAL #1G: ELECTION OF DIRECTOR: HOWARD H. NEWMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS G. RICKS           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JUANITA F. ROMANS        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: C.E. (CHUCK)                ISSUER            YES             FOR                  FOR

SHULTZ

PROPOSAL #1K: ELECTION OF DIRECTOR: J. TERRY STRANGE         ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE NEWFIELD                   ISSUER            YES             FOR                  FOR

EXPLORATION COMPANY 2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM, AS INDEPENDENT AUDITORS FOR

THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JON A. MARSHALL                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE NOBLE CORPORATION 1991 STOCK

OPTION AND RESTRICTED STOCK PLAN EFFECTIVE AS OF

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JON A. MARSHALL                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE NOBLE CORPORATION 1991 STOCK

OPTION AND RESTRICTED STOCK PLAN EFFECTIVE AS OF

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL A. CAWLEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK E. LITTLE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE EXTENSION OF BOARD                 ISSUER            YES             FOR                  FOR

AUTHORITY TO ISSUE AUTHORIZED SHARE CAPITAL UNTIL

APRIL 29, 2012.

PROPOSAL #3: APPROVAL OF THE PAYMENT OF A REGULAR              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.52 PER

SHARE.

PROPOSAL #4: APPROVAL OF THE PAYMENT OF A SPECIAL              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.56 PER

SHARE.

PROPOSAL #5: APPROVAL OF THE APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010 AND THE

ELECTION OF PRICEWATERHOUSECOOPERS AG AS STATUTORY

AUDITOR FOR A ONE-YEAR TERM.

PROPOSAL #6: APPROVAL OF THE 2009 ANNUAL REPORT, THE         ISSUER            YES             FOR                  FOR

CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR

FISCAL YEAR 2009 AND THE STATUTORY FINANCIAL

STATEMENTS OF THE COMPANY FOR EXTENDED FISCAL YEAR

2009.

PROPOSAL #7: APPROVAL OF THE DISCHARGE OF THE MEMBERS        ISSUER            YES             FOR                  FOR

 OF THE BOARD OF DIRECTORS AND THE EXECUTIVE OFFICERS

 OF THE COMPANY FOR EXTENDED FISCAL YEAR 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL A. CAWLEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK E. LITTLE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE EXTENSION OF BOARD                 ISSUER            YES             FOR                  FOR

AUTHORITY TO ISSUE AUTHORIZED SHARE CAPITAL UNTIL

APRIL 29, 2012.

PROPOSAL #3: APPROVAL OF THE PAYMENT OF A REGULAR              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.52 PER

SHARE.

PROPOSAL #4: APPROVAL OF THE PAYMENT OF A SPECIAL              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.56 PER

SHARE.

PROPOSAL #5: APPROVAL OF THE APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR.

PROPOSAL #6: APPROVAL OF THE 2009 ANNUAL REPORT, THE         ISSUER            YES             FOR                  FOR

CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR

FISCAL YEAR 2009 AND THE STATUTORY FINANCIAL

STATEMENTS OF THE COMPANY FOR EXTENDED FISCAL YEAR

2009.

PROPOSAL #7: APPROVAL OF THE DISCHARGE OF THE MEMBERS        ISSUER            YES             FOR                  FOR

 OF THE BOARD OF DIRECTORS AND THE EXECUTIVE OFFICERS

 OF THE COMPANY FOR EXTENDED FISCAL YEAR 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE ENERGY, INC.

  TICKER:                  NBL                 CUSIP:   655044105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JEFFREY L.                   ISSUER            YES             FOR                  FOR

BERENSON

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL A. CAWLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: EDWARD F. COX               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CHARLES D.                   ISSUER            YES             FOR                  FOR

DAVIDSON

PROPOSAL #1E: ELECTION OF DIRECTOR: THOMAS J. EDELMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ERIC P. GRUBMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: KIRBY L. HEDRICK         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: SCOTT D. URBAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM T. VAN            ISSUER            YES             FOR                  FOR

KLEEF

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT AUDITOR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  O A O TATNEFT

  TICKER:                  N/A                 CUSIP:   670831205

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for the year 2009

PROPOSAL #2: Approve the annual financial statements,        ISSUER            YES             FOR                  FOR

 including profit and loss statements [profit and

loss account] of the Company for the 2009

PROPOSAL #3: Approve the distribution of net income          ISSUER            YES             FOR                  FOR

based on the financial statements of the Company for

2009 prepared under Russian Accounting Regulations;

the net income of the Company for 2009 under the said

 financial statements was 50.9 BLN Russian Rubles;

30% [approximately 15.3 BLN Russian Rubles] is

proposed to be paid as dividends to the shareholders,

 the remaining portion to be retained by the Company

to finance its capital expenditure and other expenses

PROPOSAL #4: Approve to pay dividends for the year            ISSUER            YES             FOR                  FOR

2009 in the amount of a) 656% of the nominal value

per OAO Tatneft preferred share; b) 656% of the

nominal value per OAO Tatneft ordinary share; to

determine that dividends shall be paid from 01 JUL

though 31 DEC 2010; dividend shall be paid in cash

PROPOSAL #5.1: Election of Shafagat Fahrazovich                 ISSUER            YES         AGAINST           AGAINST

TAKHAUTDINOV to the Board of Directors

PROPOSAL #5.2: Election of Radik Raufovich                          ISSUER            YES         AGAINST           AGAINST

GAIZATULLIN to the Board of Directors

PROPOSAL #5.3: Election of Sushovan GHOSH to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.4: Election of Nail Gabdulbarievich                 ISSUER            YES         AGAINST           AGAINST

IBRAGIMOV to the Board of Directors

PROPOSAL #5.5: Election of Rais Salikhovich KHISAMOV         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.6: Election of Vladimir Pavlovich                     ISSUER            YES         AGAINST           AGAINST

LAVUSHCHENKO to the Board of Directors

PROPOSAL #5.7: Election of Nail Ulfatovich MAGANOV to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors

PROPOSAL #5.8: Election of Renat Halliulovich                     ISSUER            YES         AGAINST           AGAINST

MUSLIMOV to the Board of Directors

PROPOSAL #5.9: Election of Renat Kasimovich SABIROV          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.10: Election of Valery Yurievich SOROKIN         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.11: Election of Mirgazian Zakievich                 ISSUER            YES         AGAINST           AGAINST

TAZIEV to the Board of Directors

PROPOSAL #5.12: Election of Azat Kiyamovich KHAMAEV          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.13: Election of Maria Leonidovna                       ISSUER            YES             FOR                  FOR

VOSKRESENSKAYA to the Board of Directors

PROPOSAL #5.14: Election of David William WAYGOOD to         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #6.1: Election of Tamara Mikhailovna VILKOVA        ISSUER            YES             FOR                  FOR

 as a member to the Audit Commission

PROPOSAL #6.2: Election of Nazilya Faizrakhmanovna            ISSUER            YES             FOR                  FOR

GALIEVA as a member to the Audit Commission

PROPOSAL #6.3: Election of Ferdinand Rinatovich                 ISSUER            YES             FOR                  FOR

GALIULLIN as a member to the Audit Commission

PROPOSAL #6.4: Election of Venera Gibadullovna                   ISSUER            YES             FOR                  FOR

KUZMINA as a member to the Audit Commission

PROPOSAL #6.5: Election of Nikolai Kuzmich LAPIN as a        ISSUER            YES             FOR                  FOR

 member to the Audit Commission

PROPOSAL #6.6: Election of Liliya Rafaelovna                       ISSUER            YES             FOR                  FOR

RAKHIMZYANOVA as a member to the Audit Commission

PROPOSAL #6.7: Election of Alfiya Azgarovna SINEGAEVA        ISSUER            YES             FOR                  FOR

 as a member to the Audit Commission

PROPOSAL #6.8: Election of Ravil Anasovich                          ISSUER            YES             FOR                  FOR

SHARIFULLIN as a member to the Audit Commission

PROPOSAL #7.: Approve ZAO Energy Consulting Audit as         ISSUER            YES             FOR                  FOR

the External Auditor of OAO Tatneft to conduct

statutory audit of the annual financial statements

for 2010 prepared under Russian Accounting Standards

for the term of 1 year

PROPOSAL #8.: Approve to introduce amendments and              ISSUER            YES             FOR                  FOR

modifications to the Charter of OAO Tatneft and to

the regulation on the general shareholders' meeting

of OAO Tatneft

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OCCIDENTAL PETROLEUM CORPORATION

  TICKER:                  OXY                 CUSIP:   674599105

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SPENCER ABRAHAM           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN S. CHALSTY           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEPHEN I. CHAZEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: EDWARD P.                     ISSUER            YES             FOR                  FOR

DJEREJIAN

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN E. FEICK               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CARLOS M.                     ISSUER            YES             FOR                  FOR

GUTIERREZ

PROPOSAL #1G: ELECTION OF DIRECTOR: RAY R. IRANI                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: IRVIN W. MALONEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: AVEDICK B.                   ISSUER            YES             FOR                  FOR

POLADIAN

PROPOSAL #1J: ELECTION OF DIRECTOR: RODOLFO SEGOVIA           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: AZIZ D. SYRIANI           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ROSEMARY TOMICH           ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: WALTER L. WEISMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF KPMG AS            ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

PROPOSAL #03: RE-APPROVAL OF PERFORMANCE GOALS UNDER         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN PURSUANT TO TAX DEDUCTION RULES.

PROPOSAL #04: ADVISORY VOTE APPROVING EXECUTIVE                 ISSUER            YES             FOR                  FOR

COMPENSATION PHILOSOPHY AND PRACTICE.

PROPOSAL #05: ELIMINATION OF COMPENSATION OVER               SHAREHOLDER        YES         AGAINST               FOR

$500,000 PER YEAR.

PROPOSAL #06: POLICY TO SEPARATE CHAIRMAN AND CHIEF      SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE OFFICER ROLES.

PROPOSAL #07: PERCENTAGE OF STOCKHOLDER OWNERSHIP          SHAREHOLDER        YES         AGAINST               FOR

REQUIRED TO CALL SPECIAL MEETING OF STOCKHOLDERS.

PROPOSAL #08: REPORT ON ASSESSMENT OF HOST COUNTRY        SHAREHOLDER        YES         ABSTAIN           AGAINST

LAWS.

PROPOSAL #09: DIRECTOR ELECTION BY MAJORITY                    SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER VOTE.

PROPOSAL #10: REPORT ON INCREASING INHERENT SECURITY    SHAREHOLDER        YES         ABSTAIN           AGAINST

OF CHEMICAL FACILITIES.

PROPOSAL #11: POLICY ON ACCELERATED VESTING IN EVENT    SHAREHOLDER        YES         AGAINST               FOR

OF CHANGE IN CONTROL.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL & NATURAL GAS CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y64606117

  MEETING DATE:      9/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit & loss account for

 the YE on 31 MAR 2009 together with the reports of

the Board of Directors and the Auditors' thereon and

comments of the Comptroller & Auditor General of

India in terms of Section 619 of the Companies Act,

PROPOSAL #2.: Approve to confirm the payment of                 ISSUER            YES             FOR                  FOR

interim dividend and declare a final dividend on

equity shares, for the year 2008-2009

PROPOSAL #3.: Re-appoint Dr. A.K. Balyan as a                     ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri U.N. Bose as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint Shri S.S. Rajsekar as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

PROPOSAL #6.: Appoint Shri S. Balachandran as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #7.: Appoint Shri Santosh Nautiyal as a                ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #8.: Appoint Smt. L.M. Vas, Addl. Secy, DEA,        ISSUER            YES             FOR                  FOR

 MoF as a Director of the Company, who is liable to

retire by rotation

PROPOSAL #9.: Appoint Shri Sudhir Vasudeva as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #10.: Appoint Ms. Anita Das as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who is liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL CO LUKOIL

  TICKER:                  LUKOY             CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ANNUAL REPORT OF OAO              ISSUER            YES             FOR                  FOR

LUKOIL FOR 2009 AND THE ANNUAL FINANCIAL STATEMENTS,

INCLUDING THE INCOME STATEMENTS (PROFIT AND LOSS

ACCOUNTS) OF THE COMPANY, AND THE DISTRIBUTION OF

PROFITS, ALL AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #3A: TO ELECT THE AUDIT COMMISSION CANDIDATE        ISSUER            YES             FOR                  FOR

 APPROVED BY THE BOARD OF DIRECTORS OF OAO LUKOIL ON

4 FEBRUARY 2010 (MINUTES NO. 3): IVANOVA, LYUBOV

GAVRILOVNA.

PROPOSAL #3B: TO ELECT THE AUDIT COMMISSION CANDIDATE        ISSUER            YES             FOR                  FOR

 APPROVED BY THE BOARD OF DIRECTORS OF OAO LUKOIL ON

4 FEBRUARY 2010 (MINUTES NO. 3): KONDRATIEV, PAVEL

GENNADIEVICH.

PROPOSAL #3C: TO ELECT THE AUDIT COMMISSION CANDIDATE        ISSUER            YES             FOR                  FOR

 APPROVED BY THE BOARD OF DIRECTORS OF OAO LUKOIL ON

4 FEBRUARY 2010 (MINUTES NO. 3): NIKITENKO, VLADIMIR

NIKOLAEVICH.

PROPOSAL #4A: TO PAY REMUNERATION AND REIMBURSE                 ISSUER            YES             FOR                  FOR

EXPENSES TO MEMBERS OF THE BOARD OF DIRECTORS OF OAO

LUKOIL ACCORDING TO THE APPENDIX HERETO.

PROPOSAL #4B: TO DEEM IT APPROPRIATE TO ESTABLISH              ISSUER            YES             FOR                  FOR

ADDITIONAL REMUNERATION FOR NEWLY ELECTED MEMBERS OF

THE BOARD OF DIRECTORS FOR THEIR PARTICIPATION IN

CONFERENCES AND OTHER EVENTS ON WRITTEN INSTRUCTIONS

OF THE CHAIRMAN OF THE BOARD OF DIRECTORS, IN AN

AMOUNT OF 104,000 ROUBLES, AND TO RETAIN THE AMOUNTS

OF REMUNERATION FOR MEMBERS OF THE BOARD OF DIRECTORS

 OF OAO LUKOIL ESTABLISHED BY DECISION OF THE ANNUAL

GENERAL SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE

 2008 (MINUTES NO. 1).

PROPOSAL #5A: TO PAY REMUNERATION TO EACH OF THE                ISSUER            YES             FOR                  FOR

MEMBERS OF THE AUDIT COMMISSION OF OAO LUKOIL IN THE

AMOUNT ESTABLISHED BY DECISION OF THE ANNUAL GENERAL

SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE 2008

(MINUTES NO. 1) - 2,600,000 ROUBLES.

PROPOSAL #5B: TO DEEM IT APPROPRIATE TO RETAIN THE            ISSUER            YES             FOR                  FOR

AMOUNTS OF REMUNERATION FOR MEMBERS OF THE AUDIT

COMMISSION OF OAO LUKOIL ESTABLISHED BY DECISION OF

THE ANNUAL GENERAL SHAREHOLDERS MEETING OF OAO LUKOIL

 OF 26 JUNE 2008 (MINUTES NO. 1).

PROPOSAL #06: TO APPROVE THE INDEPENDENT AUDITOR OF          ISSUER            YES             FOR                  FOR

OAO LUKOIL - CLOSED JOINT STOCK COMPANY KPMG.

PROPOSAL #07: TO APPROVE AMENDMENTS TO THE                          ISSUER            YES             FOR                  FOR

REGULATIONS ON THE PROCEDURE FOR PREPARING AND

HOLDING THE GENERAL SHAREHOLDERS MEETING OF OAO

LUKOIL, PURSUANT TO THE APPENDIX HERETO.

PROPOSAL #8A: TO APPROVE THE INTERESTED-PARTY                     ISSUER            YES             FOR                  FOR

TRANSACTIONS, ON THE TERMS AND CONDITIONS INDICATED

IN THE APPENDIX HERETO: CONTRACT(S) OF GUARANTEE

BETWEEN OAO LUKOIL (GUARANTOR) AND SBERBANK OF RUSSIA

 OAO (BANK).

PROPOSAL #8B: TO APPROVE THE INTERESTED-PARTY                     ISSUER            YES             FOR                  FOR

TRANSACTIONS, ON THE TERMS AND CONDITIONS INDICATED

IN THE APPENDIX HERETO: POLICY (CONTRACT) ON INSURING

 THE LIABILITY OF DIRECTORS, OFFICERS AND

CORPORATIONS BETWEEN OAO LUKOIL (POLICYHOLDER) AND

OAO KAPITAL STRAKHOVANIE (INSURER).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL CO LUKOIL

  TICKER:                  LUKOY             CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #2A: ELECTION OF DIRECTOR: ALEKPEROV, VAGIT         ISSUER            YES         AGAINST           AGAINST

YUSUFOVICH

PROPOSAL #2B: ELECTION OF DIRECTOR: BELIKOV, IGOR              ISSUER            YES         AGAINST           AGAINST

VYACHESLAVOVICH

PROPOSAL #2C: ELECTION OF DIRECTOR: BLAZHEEV, VICTOR         ISSUER            YES             FOR               AGAINST

VLADIMIROVICH

PROPOSAL #2D: ELECTION OF DIRECTOR: WALLETTE (JR.),          ISSUER            YES         AGAINST           AGAINST

DONALD EVERT

PROPOSAL #2E: ELECTION OF DIRECTOR: GRAYFER, VALERY          ISSUER            YES         AGAINST           AGAINST

ISAAKOVICH

PROPOSAL #2F: ELECTION OF DIRECTOR: GREF, HERMAN                ISSUER            YES             FOR               AGAINST

OSKAROVICH

PROPOSAL #2G: ELECTION OF DIRECTOR: ESAULKOVA,                   ISSUER            YES         AGAINST           AGAINST

TATIANA STANISLAVOVNA

PROPOSAL #2H: ELECTION OF DIRECTOR: IVANOV, IGOR                ISSUER            YES             FOR               AGAINST

SERGEEVICH

PROPOSAL #2I: ELECTION OF DIRECTOR: MAGANOV, RAVIL            ISSUER            YES         AGAINST           AGAINST

ULFATOVICH

PROPOSAL #2J: ELECTION OF DIRECTOR: MIKHAILOV, SERGEI        ISSUER            YES         AGAINST           AGAINST

 ANATOLIEVICH

PROPOSAL #2K: ELECTION OF DIRECTOR: MOBIUS, MARK                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2L: ELECTION OF DIRECTOR: SHOKHIN,                       ISSUER            YES             FOR               AGAINST

ALEXANDER NIKOLAEVICH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC OC ROSNEFT

  TICKER:                  N/A                 CUSIP:   67812M207

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company annual report                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Company annual accounting            ISSUER            YES             FOR                  FOR

statements, including profit and loss statements

(Profit and Loss Accounts)

PROPOSAL #3: Approve the distribution of the Company         ISSUER            YES             FOR                  FOR

profits based on the results of the year 2009

PROPOSAL #4: Approve the amounts, timing, and form of        ISSUER            YES             FOR                  FOR

 payment of dividends in accordance with the results

of the year 2009

PROPOSAL #5: Approve the remuneration and                            ISSUER            YES             FOR                  FOR

reimbursement of expenses for members of the Board of

 Directors of the Company

PROPOSAL #0: PLEASE NOTE THAT CUMULATIVE VOTING                 ISSUER             NO              N/A                  N/A

APPLIES TO THIS RESOLUTION REGARDING THE ELECTION OF

DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN REMOVED

FOR THIS MEETING. PLEASE NOTE THAT ONLY A VOTE FOR

THE DIRECTOR WILL BE CUMULATED. PLEASE CONTACT YOUR

CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY

PROPOSAL #6.1: Election of Bogdanov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Leonidovich as a Member of the Board of Directors of

the Company

PROPOSAL #6.2: Election of Bogdanchikov Sergey                   ISSUER            YES         AGAINST           AGAINST

Mikhailovich as a Member of the Board of Directors of

 the Company

PROPOSAL #6.3: Election of Kostin Andrey Leonidovich         ISSUER            YES             FOR                  FOR

as a Member of the Board of Directors of the Company

PROPOSAL #6.4: Election of Kudryashov Sergey                       ISSUER            YES         AGAINST           AGAINST

Ivanovich as a Member of the Board of Directors of

PROPOSAL #6.5: Election of Nekipelov Alexander                   ISSUER            YES             FOR                  FOR

Dmitrievich as a Member of the Board of Directors of

the Company

PROPOSAL #6.6: Election of Petrov Youriy                              ISSUER            YES         AGAINST           AGAINST

Alexandrovich as a Member of the Board of Directors

PROPOSAL #6.7: Election of Reous Andrey Georgievich          ISSUER            YES         AGAINST           AGAINST

as a Member of the Board of Directors of the Company

PROPOSAL #6.8: Election of Rudloff Hans-Joerg as a            ISSUER            YES             FOR                  FOR

Member of the Board of Directors of the Company

PROPOSAL #6.9: Election of Sechin Igor Ivanovich as a        ISSUER            YES         AGAINST           AGAINST

 Member of the Board of Directors of the Company

PROPOSAL #6.10: Election of Tokarev Nikolay Petrovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Board of Directors of the Company

PROPOSAL #7.1: Election of Kobzev Andrey Nikolaevich         ISSUER            YES             FOR                  FOR

as a Member of the Internal Audit Commission of the

Company

PROPOSAL #7.2: Election of Pakhomov Sergey                          ISSUER            YES             FOR                  FOR

Alexandrovich as a Member of the Internal Audit

Commission of the Company

PROPOSAL #7.3: Election of Pesotskiy Konstantin                 ISSUER            YES             FOR                  FOR

Valerievich as a Member of the Internal Audit

Commission of the Company

PROPOSAL #7.4: Election of Fisenko Tatiana                          ISSUER            YES             FOR                  FOR

Vladimirovna as a Member of the Internal Audit

Commission of the Company

PROPOSAL #7.5: Election of Yugov Alexander Sergeevich        ISSUER            YES             FOR                  FOR

 as a Member of the Internal Audit Commission of the

Company

PROPOSAL #8: Election of the External Auditor of the         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #9.1: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: providing by OOO 'RN-Yuganskneftegas'

of the services to the Company on production at oil

and gas fields, the licenses for development thereof

held by the Company, production of oil in the amount

of 63,435.0 thousand tons and production of

associated gas in the amount of 3,916.0 million cubic

 meters for the overall maximum amount of

115,000,000.0 thousand Roubles and on transfer of

produced resources of hydrocarbons to the Company for

PROPOSAL #9.2: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: providing by OJSC 'AK 'Transneft' of

the services to the Company on transportation of

crude oil by long-distance pipelines in the quantity

of 114,000.0 thousand tons for a fee not exceeding

the overall maximum amount of 167,000,000.0 thousand

Roubles in the year 2011

PROPOSAL #9.3: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the General

 Agreement with OJSC 'Russian Regional Development

Bank' on the general terms and conditions of deposit

transactions and transactions within this General

Agreement on deposit by the Company of its cash funds

 in Roubles, and/or in USA dollars, and/or in EURO at

 accounts with OJSC 'Russian Regional Development

Bank' for the maximum amount of 493,000,000.0

thousand Roubles at the specified terms and conditions

PROPOSAL #9.4: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the general

 agreement with OJSC Bank VTB on general terms and

conditions of deposit transactions and transactions

within this general agreement on deposit by the

Company of its cash funds in Roubles, and/or in USA

dollars, and/or in EURO at accounts with OJSC Bank

VTB for the maximum amount of 493,000,000.0 thousand

Roubles at the specified terms and conditions

PROPOSAL #9.5: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the general

 agreement with OJSC 'Russian Regional Development

Bank' on general terms and conditions of foreign

currency exchange transactions and transactions

within this General Agreement on purchase and sales

of foreign currency (forex transactions) with the

following currency pairs: USA dollar/rouble,

EURO/rouble, EURO/USA dollar for the overall maximum

amount of 238,000,000.0 thousand Roubles at the

PROPOSAL #9.6: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the general

 agreement with OJSC Bank VTB on general terms and

conditions of foreign currency exchange transactions

with the use of 'Reuter Dealing' 'BS-Client' systems

and transactions within this General Agreement on

sales and purchase of foreign currency (forex

transactions) with the following currency pairs: USA

Dollar/Rouble, Euro/Rouble, EURO/USA dollar for the

overall maximum amount of 578,000,000.0 thousand

Roubles at the specified exchange rates

PROPOSAL #9.7: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: the execution by the Company of the

agreement with OJSC 'Russian Regional Development

Bank' on procedure for execution of credit

transactions with the use of 'Reuter Dealing' system

and also performing of transactions within this

Agreement on receiving by the Company of loans from

OJSC 'Russian Regional Development Bank' in Roubles,

and/or in USA dollars, and/or in EURO for the overall

 maximum amount of 216,000,000.0 thousand Roubles

PROPOSAL #9.8: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: the execution by the Company of the

agreement with OJSC Bank VTB on procedure for

execution of credit transactions with the use of

'Reuter Dealing' system and also performing of

transactions within this Agreement on receiving by

the Company of loans from OJSC Bank VTB in Roubles,

and/or in USA dollars, and/or in EURO for the overall

 maximum amount of 216,000,000.0 thousand Roubles at

the specified terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC SURGUTNEFTEGAS

  TICKER:                  SGTZY             CUSIP:   868861204

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE OJSC SURGUTNEFTEGAS ANNUAL          ISSUER            YES             FOR               AGAINST

REPORT FOR 2009.

PROPOSAL #02: TO APPROVE ANNUAL ACCOUNTING STATEMENTS        ISSUER            YES             FOR               AGAINST

 OF OJSC SURGUTNEFTEGAS, INCLUDING PROFIT AND LOSS

STATEMENT FOR 2009.

PROPOSAL #03: TO APPROVE THE DISTRIBUTION OF PROFIT          ISSUER            YES             FOR               AGAINST

(LOSS) OF OJSC SURGUTNEFTEGAS FOR 2009. TO DECLARE

DIVIDEND PAYMENT FOR 2009: FOR A PREFERRED SHARE OF

OJSC SURGUTNEFTEGAS - 1.0488 RUBLES, FOR AN ORDINARY

SHARE OF OJSC SURGUTNEFTEGAS - 0.45 RUBLES; DIVIDEND

PAYMENT SHALL BE CARRIED OUT IN ACCORDANCE WITH THE

PROCEDURE RECOMMENDED BY THE BOARD OF DIRECTORS. THE

DATE WHEN DIVIDEND PAYMENT IS COMMENCED IS JULY 01,

2010. THE DATE WHEN DIVIDEND PAYMENT IS TERMINATED IS

 AUGUST 24, 2010.

PROPOSAL #4A: ELECTION OF DIRECTOR: ANANIEV SERGEI            ISSUER            YES             FOR               AGAINST

ALEKSEEVICH

PROPOSAL #4B: ELECTION OF DIRECTOR: BOGDANOV VLADIMIR        ISSUER            YES             FOR               AGAINST

 LEONIDOVICH

PROPOSAL #4C: ELECTION OF DIRECTOR: BULANOV ALEXANDER        ISSUER            YES             FOR               AGAINST

 NIKOLAEVICH

PROPOSAL #4D: ELECTION OF DIRECTOR: GORBUNOV IGOR              ISSUER            YES             FOR               AGAINST

NIKOLAEVICH

PROPOSAL #4E: ELECTION OF DIRECTOR: DRUCHININ                     ISSUER            YES             FOR               AGAINST

VLADISLAV EGOROVICH

PROPOSAL #4F: ELECTION OF DIRECTOR: EGOROV OLEG                 ISSUER            YES             FOR               AGAINST

YURIEVICH

PROPOSAL #4G: ELECTION OF DIRECTOR: EROKHIN VLADIMIR         ISSUER            YES             FOR               AGAINST

PETROVICH

PROPOSAL #4H: ELECTION OF DIRECTOR: MATVEEV NIKOLAI          ISSUER            YES             FOR               AGAINST

IVANOVICH

PROPOSAL #4I: ELECTION OF DIRECTOR: MEDVEDEV NIKOLAI         ISSUER            YES             FOR               AGAINST

YAKOVLEVICH

PROPOSAL #4J: ELECTION OF DIRECTOR: REZYAPOV                       ISSUER            YES             FOR               AGAINST

ALEXANDER FILIPPOVICH

PROPOSAL #5A: ELECTION OF MEMBER OF OJSC                              ISSUER            YES             FOR               AGAINST

SURGUTNEFTEGAS AUDITING COMMITTEE: KOMAROVA VALENTINA

 PANTELEEVNA.

PROPOSAL #5B: ELECTION OF MEMBER OF OJSC                              ISSUER            YES             FOR               AGAINST

SURGUTNEFTEGAS AUDITING COMMITTEE: OLEYNIK TAMARA

FEDOROVNA.

PROPOSAL #5C: ELECTION OF MEMBER OF OJSC                              ISSUER            YES             FOR               AGAINST

SURGUTNEFTEGAS AUDITING COMMITTEE: POZDNYAKOVA VERA

ALEKSANDROVNA.

PROPOSAL #06: TO APPROVE LIMITED LIABILITY COMPANY            ISSUER            YES             FOR               AGAINST

ROSEKSPERTIZA AS THE AUDITOR OF OJSC SURGUTNEFTEGAS

FOR 2010.

PROPOSAL #07: APPROVE TRANSACTIONS WHICH MAY BE                 ISSUER            YES         AGAINST           AGAINST

CONDUCTED IN THE FUTURE BETWEEN OJSC SURGUTNEFTEGAS

AND ITS AFFILIATED PARTIES IN THE COURSE OF ITS

ORDINARY BUSINESS ACTIVITY, PROVIDED THAT ABOVE-

MENTIONED TRANSACTIONS COMPLY WITH FOLLOWING

REQUIREMENTS: TRANSACTION IS AIMED AT PERFORMING THE

TYPES OF ACTIVITIES STIPULATED BY ARTICLES OF

ASSOCIATION, AND THE AMOUNT OF TRANSACTION IS WITHIN

THE AMOUNT OF TRANSACTION THE INDIVIDUAL EXECUTIVE

BODY OF OJSC SURGUTNEFTEGAS IS ENTITLED TO PERFORM IN

 COMPLIANCE WITH FEDERAL LAW ON JOINT STOCK COMPANIES.

PROPOSAL #08: TO AMEND ITEM 1.2 AS FOLLOWS: LOCATION         ISSUER            YES             FOR               AGAINST

OF THE COMPANY: RUSSIAN FEDERATION, TYUMENSKAYA

OBLAST, KHANTY-MANSIYSKY AUTONOMOUS OKRUG - YUGRA,

THE CITY OF SURGUT, UL. GRIGORIYA KUKUYEVITSKOGO, 1,

BLD. 1.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMV-AG

  TICKER:                  N/A                 CUSIP:   A51460110

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual,        ISSUER            YES             FOR                  FOR

 status and corporate governance report, the proposal

 for the allocation of the net income and the report

of the Supervisory report for the FY 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income for the FY 2009

PROPOSAL #3.: Approve the Members of the MGMT Board          ISSUER            YES             FOR                  FOR

for the FY 2009

PROPOSAL #4.: Approve the Supervisory Board for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #5.: Approve the remuneration to the Members        ISSUER            YES             FOR                  FOR

 of the Supervisory Board for the FY 2009

PROPOSAL #6.: Election of the Auditors for the FY 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election to the Supervisory Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Amend the Company charter especially            ISSUER            YES             FOR                  FOR

about the new legal adjustments amended act 2009

(AKTRAEG) as well as the exclusion of the

securitisation of shares and verbal adjustments

PROPOSAL #9.: Approve the Long Term Incentive Plan            ISSUER            YES             FOR                  FOR

2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEABODY ENERGY CORPORATION

  TICKER:                  BTU                 CUSIP:   704549104

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GREGORY H. BOYCE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. COLEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM E. JAMES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT B. KARN III                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M. FRANCES KEETH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRY E. LENTZ                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. MALONE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. RUSNACK                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. TURNER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN H. WASHKOWITZ                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PENN WEST ENERGY TRUST

  TICKER:                  PWE                 CUSIP:   707885109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: THE APPOINTMENT OF KPMG LLP, CHARTERED         ISSUER            YES             FOR                  FOR

ACCOUNTANTS, AS AUDITORS OF PENN WEST;

PROPOSAL #02: THE ELECTION AS DIRECTORS OF PWPL FOR          ISSUER            YES             FOR                  FOR

THE ENSUING YEAR OF THE TWELVE (12) NOMINEES PROPOSED

 BY MANAGEMENT, ALL AS MORE PARTICULARLY DESCRIBED IN

 THE MANAGEMENT PROXY CIRCULAR OF PENN WEST DATED MAY

 4, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROCHINA CO LTD

  TICKER:                  N/A                 CUSIP:   Y6883Q104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2: Receive the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3: Approve the Audited Financial Statements        ISSUER            YES             FOR                  FOR

 of the Company for the year 2009

PROPOSAL #4: Approve the declaration and payment of          ISSUER            YES             FOR                  FOR

the final dividends for the YE 31 DEC 2009 in the

amount and in the manner recommended by the Board of

Directors

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

determine the distribution of interim dividends for

the year 2010

PROPOSAL #6: Approve the continuation of appointment         ISSUER            YES             FOR                  FOR

of PricewaterhouseCoopers, Certified Public

Accountants, as the International Auditors of the

Company and  PricewaterhouseCoopers Zhong Tian CPAs

Company Limited, Certified Public  Accountants, as

the Domestic Auditors of the Company, for the year

2010 and  authorize the Board of Directors to fix

their remuneration

PROPOSAL #7: Approve the transaction as contemplated         ISSUER            YES         AGAINST           AGAINST

in the Subscription Agreement entered into between

the Company, China Petroleum Finance Co., Ltd and

China National Petroleum Corporation dated 25 MAR 2010

PROPOSAL #S.8: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

granted an unconditional general   mandate to

separately or concurrently issue, allot and deal with

 additional  domestic shares and overseas listed

foreign shares of the Company in  accordance with the

 status quo of the market, including to decide on the

 class   and number of shares to be issued; the

pricing mechanism and/or the issue   price (or the

range of issue price); the opening and closing date

and time of   such issue; the class and number of

shares to be issued and allotted to current

shareholders of the Company; and/or to make any

proposals, enter into any   agreements or grant any

share options or conversion rights which may invo ve

  the exercise of the power mentioned above; the

number of the domestic shares and overseas listed

foreign shares issued and allotted or agreed

conditionally or unconditionally to be issued and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROCHINA COMPANY LIMITED

  TICKER:                  PTR                 CUSIP:   71646E100

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO CONSIDER AND APPROVE THE REPORT OF          ISSUER            YES             FOR                  FOR

THE BOARD OF DIRECTORS OF THE COMPANY FOR THE YEAR

2009.

PROPOSAL #02: TO CONSIDER AND APPROVE THE REPORT OF          ISSUER            YES             FOR                  FOR

THE SUPERVISORY COMMITTEE OF THE COMPANY FOR THE YEAR

 2009.

PROPOSAL #03: TO CONSIDER AND APPROVE THE AUDITED              ISSUER            YES             FOR                  FOR

FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR 2009.

PROPOSAL #04: TO CONSIDER AND APPROVE THE DECLARATION        ISSUER            YES             FOR                  FOR

 AND PAYMENT OF THE FINAL DIVIDENDS FOR THE YEAR

ENDED 31 DECEMBER 2009 IN THE AMOUNT AND IN THE

MANNER RECOMMENDED BY THE BOARD OF DIRECTORS.

PROPOSAL #05: TO CONSIDER AND APPROVE THE                            ISSUER            YES             FOR                  FOR

AUTHORISATION OF THE BOARD OF DIRECTORS TO DETERMINE

THE DISTRIBUTION OF INTERIM DIVIDENDS.

PROPOSAL #06: APPROVE THE CONTINUATION OF APPOINTMENT        ISSUER            YES             FOR                  FOR

 OF PRICEWATERHOUSECOOPERS AS THE INTERNATIONAL

AUDITORS AND PRICEWATERHOUSECOOPERS ZHONG TIAN CPAS

COMPANY LIMITED, CERTIFIED PUBLIC ACCOUNTANTS, AS THE

 DOMESTIC AUDITORS FOR THE YEAR 2010 AND TO AUTHORISE

 THE BOARD TO FIX THEIR REMUNERATION.

PROPOSAL #07: TO CONSIDER AND APPROVE THE TRANSACTION        ISSUER            YES         AGAINST           AGAINST

 AS CONTEMPLATED IN THE SUBSCRIPTION AGREEMENT

ENTERED INTO BETWEEN THE COMPANY, CHINA PETROLEUM

FINANCE CO., LTD AND CHINA NATIONAL PETROLEUM

CORPORATION DATED 25 MARCH 2010.

PROPOSAL #S8: GRANT A GENERAL MANDATE TO THE BOARD TO        ISSUER            YES             FOR                  FOR

 SEPARATELY OR CONCURRENTLY ISSUE, ALLOT AND DEAL

WITH ADDITIONAL DOMESTIC SHARES AND OVERSEAS LISTED

FOREIGN SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBR                 CUSIP:   71654V408

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: MANAGEMENT REPORT, FINANCIAL STATEMENTS        ISSUER            YES             FOR                  FOR

 AND AUDIT COMMITTEE'S OPINION FOR THE FISCAL YEAR

PROPOSAL #O2: CAPITAL EXPENDITURE BUDGET FOR THE                ISSUER            YES             FOR                  FOR

FISCAL YEAR 2010

PROPOSAL #O3: DISTRIBUTION OF RESULTS FOR THE FISCAL         ISSUER            YES             FOR                  FOR

YEAR 2009

PROPOSAL #O4: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O5: ELECTION OF CHAIRMAN OF THE BOARD OF            ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O6: ELECTION OF MEMBERS OF THE AUDIT BOARD         ISSUER            YES         AGAINST           AGAINST

AND THEIR RESPECTIVE SUBSTITUTES

PROPOSAL #O7: ESTABLISHMENT OF THE COMPENSATION OF            ISSUER            YES         AGAINST           AGAINST

MANAGEMENT AND EFFECTIVE MEMBERS OF THE AUDIT

COMMITTEE, AS WELL AS THEIR PARTICIPATION IN THE

PROFITS PURSUANT TO ARTICLES 41 AND 56 OF THE BYLAWS.

PROPOSAL #E1: INCREASE IN THE CAPITAL STOCK THROUGH          ISSUER            YES             FOR                  FOR

THE INCORPORATION OF PART OF THE REVENUE RESERVES AND

 PROFIT RESERVES.

PROPOSAL #E2: THE WAIVER OF THE PREFERENCE RIGHT AT          ISSUER            YES             FOR                  FOR

THE QUATTOR PARTICIPACOES S.A. EQUITY ISSUANCE, AS A

RESULT OF THE ACQUISITION OF THE STAKES HELD BY UNIAO

 DE INDUSTRIAS PETROQUIMICAS S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBR                 CUSIP:   71654V408

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE MODIFICATION OF THE                ISSUER            YES             FOR                  FOR

BYLAWS OF THE COMPANY, ALL AS MORE FULLY DESCRIBED IN

 THE COMPANY'S WEBSITE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS

  TICKER:                  N/A                 CUSIP:   P78331132

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and the Independent Auditors

report relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the capital budget relating to          ISSUER            YES             FOR                  FOR

the FYE 31 DEC 2009

PROPOSAL #3: Approve the destination of the YE                   ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #4: Election of Members of the Board of                ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #5: Election of President of the Board of            ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #6: Election of the members of the Finance          ISSUER            YES         AGAINST           AGAINST

Committee, and their respective

PROPOSAL #7: Approve to set the total annual payment         ISSUER            YES         AGAINST           AGAINST

for the members of the Board of Directors and the

payment for the members of the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS

  TICKER:                  N/A                 CUSIP:   P78331132

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the increase of the share                   ISSUER            YES             FOR                  FOR

Capital by the inclusion of part of the Capital

reserves and profit reserves, in the amount of BRL

6.142 billion, increasing the share Capital from BRL

78.967 billion to BRL 85.109 billion, without

changing the number of common and preferred shares,

in accordance with Article 40, line III, of the

corporate bylaws of the company, and the consequent

amendment of the wording of Article 4 of the

PROPOSAL #2: Approve the waiver of the preemptive              ISSUER            YES             FOR                  FOR

rights in the subscription of shares in quattor

participacoes s.a., on the occasion of the

acquisition, by braskem S.A, of the ownership

interest held by Uniao De Industrias Petroquimicas S.A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS

  TICKER:                  N/A                 CUSIP:   P78331132

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to amend the quantitative limit of

preferred shares to 2,400,000,000 shares issued by

the Company, maintaining the current amount of BRL

60,000,000,000.00 in accordance with the terms of

Article 40, line i, of the corporate bylaws of the

Company, observing the transitory provision indicated

 in item c below

PROPOSAL #1.B: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to insert a Clause to set an

authorized capital limit for common shares issued by

the Company, in the amount of BRL 90,000,000,000.00,

through the issuance of common shares within the

limit of 3,200,000,000 shares, in accordance with the

 terms of Article 40 of the corporate bylaws of the

Company, observing the transitory provision indicated

 in item c below, as well as to make the necessary

adjustments in the cross references throughout the

corporate bylaws of the Company, as a function of the

 provision in the new section

PROPOSAL #1.C: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to insert a transitory provision to

clarify that the authorized capital limits inserted

in accordance with the terms of items a and b above

will be valid only for the issuance of common and

preferred shares specifically within the context of

an offer for public share subscription that contains

a priority allocation structure in accordance with

the terms of Article 21 of national securities

commission instruction number 400 of 29 DEC 2003, and

 that gives a preemptive right to the shareholders,

PROPOSAL #CONTD: CONTD. in accordance with the terms         ISSUER             NO              N/A                  N/A

of Article 171, read together with Article 172, of

law number 6404 of 15 DEC 1976, as amended, from here

 onward the Brazilian Corporate Law, without

prejudice to the provision in item d in regard to the

 exclusion of the preemptive right or reduction of

the period for its exercise, with it being observed

that such an offer must be made within a period of

one year counted from the date of the resolution

passed by the EGM called here

PROPOSAL #1.D: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to amend the language of Paragraph 2

 of Article 4 of the corporate bylaws of the Company,

 because of the change in the authorized capital

limit of the Company, as provided for above, allowing

 the Board of Directors of the Company to approve the

 capital increase through the issuance of common

shares and or of preferred shares, without granting a

 preemptive right to the shareholders, or, if this

right is granted, it will be with a reduction of the

period that is dealt with in Article 171, Paragraph

4, of the Brazilian Corporate Law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P78331140

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and vote upon the          ISSUER             NO              N/A                  N/A

Board of Directors annual report, the financial

statements and the Independent Auditors report

relating to FYE 31 DEC 2009

PROPOSAL #2.: Approval of the capital budget relating        ISSUER             NO              N/A                  N/A

 to the FY that ended on 31 DEC 2009

PROPOSAL #3.: Destination of the YE results of 2009           ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Election of the Members of the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors

PROPOSAL #5.: To elect the President of the Board of         ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #6.: Election of the Members of the Finance         ISSUER            YES         AGAINST           AGAINST

Committee, and their respective

PROPOSAL #7.: To set the total annual payment for the        ISSUER             NO              N/A                  N/A

 Members of the Board of Directors and the payment

for the Members of the Finance Committee

PROPOSAL #S.8: Authorize Capitalization of Reserves           ISSUER             NO              N/A                  N/A

PROPOSAL #S.9: Eliminate Preemptive Rights                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P78331140

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Company's Bye-Laws to increase        ISSUER             NO              N/A                  N/A

 the number of authorized preferred shares

PROPOSAL #2: Amend the Company's Bye-Laws to increase        ISSUER             NO              N/A                  N/A

 the number of authorized common shares

PROPOSAL #3: Amend the Company's Bye-Laws to include         ISSUER             NO              N/A                  N/A

transitory provision to issue shares with or without

preemptive rights

PROPOSAL #4: Amend the Articles 4 of the Company's            ISSUER             NO              N/A                  N/A

Bye-Laws to reflect the changes in its capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PLAINS EXPLORATION & PRODUCTION CO.

  TICKER:                  PXP                 CUSIP:   726505100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES C. FLORES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ISAAC ARNOLD, JR.                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.R. BUCKWALTER, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JERRY L. DEES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TOM H. DELIMITROS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS A. FRY, III                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. GERRY, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES G. GROAT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN H. LOLLAR                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE COMPANY'S 2010                       ISSUER            YES             FOR                  FOR

INCENTIVE AWARD PLAN AS DESCRIBED IN THE ACCOMPANYING

 PROXY STATEMENT.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLSKI KONCERN NAFTOWY ORLEN  S A

  TICKER:                  N/A                 CUSIP:   X6922W204

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Open meeting                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect the meeting Chairman                              ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Acknowledge the proper convening of              ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #4.: Approve the agenda of the meeting                  ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Elect the Members of Vote Counting                ISSUER             NO              N/A                  N/A

Commission

PROPOSAL #6.: Receive the Management Board Report on         ISSUER             NO              N/A                  N/A

Company's Operations in fiscal 2008, financial

statements and proposal on treatment of net loss

PROPOSAL #7.: Receive the Management Board report on         ISSUER             NO              N/A                  N/A

Group's Operations in fiscal 2008 and consolidated

financial statements

PROPOSAL #8.: Receive the Supervisory Board report on        ISSUER             NO              N/A                  N/A

 its review of Management Board report on Company's

Operations in fiscal 2008, financial statements, and

Management Board Proposal on treatment of net loss

PROPOSAL #9.: Receive the Supervisory Board report on        ISSUER             NO              N/A                  N/A

 its review of the Management Board report on Group's

 Operations in fiscal 2008 and consolidated financial

 statements

PROPOSAL #10.: Receive the Supervisory Board report          ISSUER             NO              N/A                  N/A

on its activities in fiscal 2008 and Company standing

PROPOSAL #11.: Approve the Management Board report on        ISSUER             NO              N/A                  N/A

 Company's Operations in fiscal 2008 and financial

statements

PROPOSAL #12.: Approve the Management Board report on        ISSUER             NO              N/A                  N/A

 Group's Operations in fiscal 2008 and consolidated

financial statements

PROPOSAL #13.: Approve the treatment of net loss                ISSUER             NO              N/A                  N/A

PROPOSAL #14.1: Grant discharge to Piotr Kownacki              ISSUER             NO              N/A                  N/A

[Chief Executive Officer]

PROPOSAL #14.2: Grant discharge to Wojciech Heydel            ISSUER             NO              N/A                  N/A

[Chief Executive Officer]

PROPOSAL #14.3: Grant discharge to Dariusz Krawiec            ISSUER             NO              N/A                  N/A

[Deputy Chief Executive Officer, Chief Executive

Officer]

PROPOSAL #14.4: Grant discharge to Cezary Filipowicz         ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.5: Grant discharge to Waldemar Maj                 ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.6: Grant discharge to Slawomir                        ISSUER             NO              N/A                  N/A

Jedrzejczyk [Management Board]

PROPOSAL #14.7: Grant discharge to Krzysztof                       ISSUER             NO              N/A                  N/A

Szwedowski [Management Board]

PROPOSAL #14.8: Grant discharge to Dariusz Formela            ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.9: Grant discharge to Krystian Pater              ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.10: Grant discharge to Wojciech Kotlarek        ISSUER             NO              N/A                  N/A

 [Management Board]

PROPOSAL #14.11: Grant discharge to Marek Serafin              ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #15.1: Grant discharge to Malgorzata                     ISSUER             NO              N/A                  N/A

Slepowronska [Supervisory Board Chair]

PROPOSAL #15.2: Grant discharge to Maciej Mataczynski        ISSUER             NO              N/A                  N/A

 [Supervisory Board Chairman]

PROPOSAL #15.3: Grant discharge to Raimondo Eggink            ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.4: Grant discharge to Marek Karabula              ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.5: Grant discharge to Krzysztof                       ISSUER             NO              N/A                  N/A

Rajczewski [Supervisory Board]

PROPOSAL #15.6: Grant discharge to Ryszard Stefanski         ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.7: Grant discharge to Angelina Sarota            ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.8: Grant discharge to Robert Czapla                ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.9: Grant discharge to Marek Drac - Taton        ISSUER             NO              N/A                  N/A

 [Supervisory Board]

PROPOSAL #15.10: Grant discharge to Zbigniew                       ISSUER             NO              N/A                  N/A

Macioszko [Supervisory Board]

PROPOSAL #15.11: Grant discharge to Agata Mikolajczyk        ISSUER             NO              N/A                  N/A

 [Supervisory Board]

PROPOSAL #15.12: Grant discharge to Janusz Zielinski         ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.13: Grant discharge to Grzegorz Borowiec        ISSUER             NO              N/A                  N/A

 [Supervisory Board]

PROPOSAL #15.14: Grant discharge to Krzysztof Kolach         ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.15: Grant discharge to Piotr                            ISSUER             NO              N/A                  N/A

Wielowieyski [Supervisory Board]

PROPOSAL #15.16: Grant discharge to Grzegorz                       ISSUER             NO              N/A                  N/A

Michniewicz [Supervisory Board]

PROPOSAL #15.17: Grant discharge to Jaroslaw                       ISSUER             NO              N/A                  N/A

Roclawski [Supervisory Board]

PROPOSAL #16.: Approve the sale, lease, or charge of         ISSUER             NO              N/A                  N/A

other right to third party of organized part of

enterprise

PROPOSAL #17.1: Amend the statute regarding technical        ISSUER             NO              N/A                  N/A

 changes

PROPOSAL #17.2: Amend the statute regarding corporate        ISSUER             NO              N/A                  N/A

 purpose

PROPOSAL #17.3: Amend the statute regarding share              ISSUER             NO              N/A                  N/A

cancellation; other amendments

PROPOSAL #17.4: Amend the statute regarding convening        ISSUER             NO              N/A                  N/A

 of general meetings

PROPOSAL #17.5: Amend the statute regarding general          ISSUER             NO              N/A                  N/A

meeting authority

PROPOSAL #17.6: Amend the statute regarding editorial        ISSUER             NO              N/A                  N/A

 change

PROPOSAL #17.7: Amend the statute regarding                        ISSUER             NO              N/A                  N/A

definition of shareholder

PROPOSAL #17.8: Amend the statute regarding                        ISSUER             NO              N/A                  N/A

definition of Parent Company and subsidiary

PROPOSAL #17.9: Amend the statute regarding                        ISSUER             NO              N/A                  N/A

cumulating and reduction of votes

PROPOSAL #17.10: Amend the statute regarding                       ISSUER             NO              N/A                  N/A

cumulating and reduction of votes

PROPOSAL #17.11: Amend the statute regarding                       ISSUER             NO              N/A                  N/A

cumulating and reduction of votes

PROPOSAL #17.12: Amend the statute regarding voting          ISSUER             NO              N/A                  N/A

rights cap

PROPOSAL #17.13: Amend the statute regarding Civil            ISSUER             NO              N/A                  N/A

Code

PROPOSAL #17.14: Amend the statute regarding election        ISSUER             NO              N/A                  N/A

 and recall of Supervisory Board Members

PROPOSAL #17.15: Amend the statute regarding term of         ISSUER             NO              N/A                  N/A

office of the Supervisory and the Management Boards

PROPOSAL #17.16: Amend the statute regarding Board            ISSUER             NO              N/A                  N/A

Independence

PROPOSAL #17.17: Amend the statute regarding the                ISSUER             NO              N/A                  N/A

Supervisory Board Authority

PROPOSAL #17.18: Amend the statute regarding the                ISSUER             NO              N/A                  N/A

requirement to obtain Supervisory Board approval

PROPOSAL #17.19: Amend the statute regarding the                ISSUER             NO              N/A                  N/A

Management Board

PROPOSAL #17.20: Authorize the Supervisory Board to          ISSUER             NO              N/A                  N/A

approve consolidated text of statute

PROPOSAL #18.1: Amend the regulations on general                ISSUER             NO              N/A                  N/A

meetings

PROPOSAL #18.2: Amend the regulations on general                ISSUER             NO              N/A                  N/A

meetings; authorize the Supervisory Board to approve

consolidated text of regulations

PROPOSAL #19.1: Approve to fix number of Supervisory         ISSUER             NO              N/A                  N/A

Board Members

PROPOSAL #19.2: Approve to recall the Supervisory              ISSUER             NO              N/A                  N/A

Board Member(s)

PROPOSAL #19.3: Elect the Supervisory Board Member(s)        ISSUER             NO              N/A                  N/A

PROPOSAL #20.: Close Meeting                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT TAMBANG BATUBARA BUKIT ASAM (PERSERO) TBK

  TICKER:                  N/A                 CUSIP:   Y8520P101

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report and ratify the        ISSUER            YES             FOR                  FOR

 financial statement for year end 2009 and acquit et

de charge the Board of Director and the Commissioner

PROPOSAL #2: Approve the partnership and Environment         ISSUER            YES             FOR                  FOR

Building Program report and acquit et de charge the

Board of Director and the Commissioner on the

Supervisory actions

PROPOSAL #3: Approve to determine 2009 profit                     ISSUER            YES             FOR                  FOR

allocation

PROPOSAL #4: Approve to determine the Board of                   ISSUER            YES             FOR                  FOR

Director and Commissioner salary and allowances

PROPOSAL #5: Appointment of public account to audit          ISSUER            YES             FOR                  FOR

2010 partnership and environment

PROPOSAL #6: Approve to change Company's Article of          ISSUER            YES             FOR                  FOR

Association regarding affiliation transaction and

conflict interest

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PTT AROMATICS AND REFINING PUBLIC COMPANY LTD, BAN

  TICKER:                  N/A                 CUSIP:   Y71360112

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the minutes of PTTAR 2009          ISSUER            YES             FOR                  FOR

AGM of shareholders on 07 APR 2009

PROPOSAL #2.: Acknowledge the report of the Board of         ISSUER            YES             FOR                  FOR

Directors relating to the Company's business

operations for the year 2009

PROPOSAL #3.: Approve the Company's balance sheets            ISSUER            YES             FOR                  FOR

and profit and loss statements of the year 2009

PROPOSAL #4.: Approve the distribution of profit for         ISSUER            YES             FOR                  FOR

legal reserved and dividend payment for the operating

 results of the year 2009

PROPOSAL #5.1A: Re-election of Dr. Norkun Sitthiphong        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #5.1B: Re-election of Dr. Chokchal Aksaranan        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #5.1C: Re-election of Mr. Prasert Bunsumpun         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #5.1D: Re-election of Dr. Prajya Phinyawat          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #5.1E: Re-election of Mr. Nathi Premnasmi as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #5.2: Approve the remuneration of Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Appointment of Mr. Winid Silamongkol,          ISSUER            YES             FOR                  FOR

C.P.A. [Thailand] Reg.No.3378 and/or Mr. Vairoj

Chindamaneepithak C.P.A. [Thailand] Reg.No.3565

and/or Mr. Charoen Phosamritlert C.P.A. [Thailand]

Reg.no.4068 of the KPMG Phoomchai Audit Ltd. as the

Auditors for the year 2010 and fix the annual fee of

2,677,000 Baht, by the end of the year 2010

PROPOSAL #7.: Approve the issuance of debentures                ISSUER            YES             FOR                  FOR

equivalent to and not over 500 million USD, operating

 period within 5 years 2010-2014

PROPOSAL #8.: Other issues if any                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QUESTAR CORPORATION

  TICKER:                  STR                 CUSIP:   748356102

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: TERESA BECK                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.D. CASH                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES A. HARMON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. MCKEE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY G. MICHAEL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES B. STANLEY                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

PROPOSAL #03: PROPOSAL TO AMEND QUESTAR CORPORATION'S        ISSUER            YES             FOR                  FOR

 ARTICLES OF INCORPORATION TO PROVIDE FOR MAJORITY

VOTING IN UNCONTESTED DIRECTOR ELECTIONS.

PROPOSAL #04: PROPOSAL TO APPROVE THE AMENDED AND              ISSUER            YES             FOR                  FOR

RESTATED LONG-TERM STOCK INCENTIVE PLAN.

PROPOSAL #05: PROPOSAL TO APPROVE PERFORMANCE METRICS        ISSUER            YES             FOR                  FOR

 AND AMENDMENTS TO THE ANNUAL MANAGEMENT INCENTIVE

PLAN II.

PROPOSAL #06: A SHAREHOLDER PROPOSAL TO HOLD AN             SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QUICKSILVER RESOURCES INC.

  TICKER:                  KWK                 CUSIP:   74837R104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANNE DARDEN SELF                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN M. MORRIS                                  ISSUER            YES        WITHHOLD           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANGE RESOURCES CORPORATION

  TICKER:                  RRC                 CUSIP:   75281A109

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHARLES L.                   ISSUER            YES             FOR                  FOR

BLACKBURN

PROPOSAL #1B: ELECTION OF DIRECTOR: ANTHONY V. DUB             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: V. RICHARD EALES         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ALLEN FINKELSON           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES M. FUNK               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JONATHAN S. LINKER      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: KEVIN S. MCCARTHY        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN H. PINKERTON        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JEFFREY L. VENTURA      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO CONSIDER AND VOTE ON A PROPOSAL TO          ISSUER            YES             FOR                  FOR

AMEND OUR AMENDED AND RESTATED 2005 EQUITY-BASED

COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF

 COMMON STOCK AUTHORIZED TO BE ISSUED UNDER THAT PLAN

 BY 850,000 SHARES.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM AS OF AND FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE INDS LTD II

  TICKER:                  N/A                 CUSIP:   Y72596102

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the profit and loss account

for the YE on that date and the reports of the Board

of Directors and the Auditors thereon

PROPOSAL #2.A: Re-appoint Shri. Hardev Singh Kohli as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #2.B: Re-appoint Shri. Yogendra P. Trivedi          ISSUER            YES             FOR                  FOR

as a Director, who retires by rotation

PROPOSAL #2.C: Re-appoint Professor Dipak C. Jain as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #2.D: Re-appoint Shri. Mansingh L. Bhakta as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #3.: Appoint, M/s. Chaturvedi & Shah,                   ISSUER            YES             FOR                  FOR

Chartered Accountants, M/s. Deloitte Haskins and

Sells, Chartered Accountants, and M/s. Rajendra &

Co., Chartered Accountants, as the Auditors of the

Company, until the conclusion of the next AGM of the

Company on such remuneration as shall be fixed by the

 Board of Directors

PROPOSAL #4.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company [hereinafter referred to as the Board which

term shall be deemed to include any Committee which

the Board may constitute to exercise its powers,

including powers conferred by this resolution],

pursuant to applicable provisions of the Companies

Act, 1956, Article 197 of the Articles of Association

 of the Company and in accordance with the Securities

 & Exchange Board of India [Issue of Capital and

Disclosure Requirements] Regulations, 2009 [the

Regulations] and subject to such other necessary

approvals, permissions and sanctions, as may be

required and subject to such terms and modifications

as may be specified while according such approvals,

to capitalize a sum not exceeding INR 1669,73,75,840

out of the Company's Capital Redemption Reserve

Account/Securities Premium Account/General Reserve

Account or such other accounts as are permissible to

be utilized for the purpose, as per the audited

accounts of the Company for the financial year ended

31 MAR 2009 and that the said amount be transferred

to the Share Capital Account and be applied for issue

 and allotment of equity shares not exceeding

166,97,37,584 equity shares of INR 10 each as bonus

shares credited as fully paid up, to the eligible

members of the Company holding equity shares of INR

10 each whose names appear on the Company's Register

of Members on such date [Record Date] as the Board

may determine, in the proportion of one new fully

paid equity share of INR 10 for every one equity

share of INR 10 held as on the Record Date and that

the new bonus shares so issued and allotted shall be

treated for all purposes as an increase of the

nominal amount of the equity capital of the Company

held by each such member and not as income; authorize

 the Board, pursuant to the Securities and Exchange

Board of India [Employee Stock Options Scheme and

Employee Stock Purchase Scheme] Guidelines, 1999 and

consequent to the issue of bonus shares, to make fair

 and reasonable adjustment in the price and number of

 shares to be issued against stock options, whether

granted or to be granted, under the Employee Stock

Option Scheme of the Company; the new equity shares

of INR 10 each to be issued and allotted as bonus

shares shall be subject to the provisions of the

Memorandum of Association and Articles of Association

 of the Company and shall rank pari passu in all

respects with and carry the same rights as the

existing fully paid up equity shares of the Company;

the share certificates for bonus shares be delivered

to the shareholders who hold the existing equity

shares in physical form and the respective

beneficiary accounts be credited with the bonus

shares, for such shareholders who hold the existing

equity shares or opt to receive the bonus shares, in

dematerialized form, within the prescribed period; to

 take necessary steps for listing of the bonus shares

 so allotted on the Stock Exchanges where the

securities of the Company are listed as per the

provisions of the Listing Agreements with the Stock

PROPOSAL #5.: Re-appoint, in accordance with the                ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309 and 317 read

with Schedule XIII and all other applicable

provisions, if any, of the Companies Act, 1956 or any

 statutory modification(s) or re-enactment thereof,

Shri. Hital R. Meswani as a Wholetime Director

designated as Executive Director of the Company, for

a period of 5 years with effect from 04 AUG 2010, on

the terms and conditions including remuneration as

specified, with liberty to the Board of Directors

[hereinafter referred to as 'the Board' which term

shall be deemed to include any Committee of the Board

 constituted to exercise its powers, including the

powers conferred by this Resolution] to alter and

vary the terms and conditions of appointment and/or

remuneration, subject to the same not exceeding the

limits specified under Schedule XIII to the Companies

 Act, 1956 or any statutory modification(s) or re-

enactment thereof; and authorize the Board to do all

acts and take all such steps as may be necessary,

proper or expedient to give effect to this resolution

PROPOSAL #6.: Appoint Shri. P. M. S. Prasad, as a              ISSUER            YES             FOR                  FOR

Director of the Company liable to retire by rotation;

 in accordance with the provisions of Sections 198,

269 and 309 read with Schedule XIII and all other

applicable provisions, if any, of the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof, and also as a Wholetime Director designated

 as Executive Director of the Company, for a period

of 5 years with effect from 21 AUG 2009 on the terms

and conditions including remuneration as specified,

with liberty to the Board of Directors [hereinafter

referred to as 'the Board' which term shall be deemed

 to include any Committee of the Board constituted to

 exercise its powers, including the powers conferred

by this Resolution] to alter and vary the terms and

conditions of appointment and/or remuneration,

subject to the same not exceeding the limits

specified under Schedule XIII to the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof; and authorize the Board to do all acts and

take all such steps as may be necessary, proper or

expedient to give effect to this resolution

PROPOSAL #7.: Appoint Shri. R. Ravimohan as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company liable to retire by rotation;

 in accordance with the provisions of Sections 198,

269 and 309 read with Schedule XIII and all other

applicable provisions, if any, of the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof, and also as a Wholetime Director designated

 as Executive Director of the Company, for a period

of 5 years with effect from01 SEP 2009 on the terms

and conditions including remuneration as specified,

with liberty to the Board of Directors [hereinafter

referred to as 'the Board' which term shall be deemed

 to include any Committee of the Board constituted to

 exercise its powers, including the powers conferred

by this Resolution] to alter and vary the terms and

conditions of appointment and/or remuneration,

subject to the same not exceeding the limits

specified under Schedule XIII to the Companies Act,

1956 or any statutory modification(s) or reenactment

thereof; and authorize the Board to do all acts and

take all such steps as may be necessary, proper or

expedient to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   Y72596102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited balance sheet as at 31        ISSUER            YES             FOR                  FOR

 MAR 2010, the profit and loss account for the YE on

that date and the reports of the Board of Directors

and Auditors thereon

PROPOSAL #2: Declare a dividend on equity shares                ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-appoint Shri Hital R. Meswani as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.B: Re-appoint Shri Mahesh P. Modi as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.C: Re-appoint Dr. Dharam Vir Kapur as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.D: Re-appoint Dr. Raghunath A. Mashalkar         ISSUER            YES         AGAINST           AGAINST

as a Director, who retires by rotation

PROPOSAL #4: Appointment of M/s. Chaturvedi and Shah,        ISSUER            YES             FOR                  FOR

 Chartered Accountants, (Registration No. 101720W)

M/s. Deloitte Haskins and Sells, Chartered

Accountants (Registration No. 117366W) and M/s.

Rajendra and Co., Chartered Accountants (Registration

 No. 108355W), as the Auditors of the Company, to

hold office from the conclusion of this AGM until the

 conclusion of the next AGM of the Company on such

remuneration as shall be fixed by the Board of

PROPOSAL #5: Appointment, in accordance with the                ISSUER            YES             FOR                  FOR

provisions of Section 257 and all other applicable

provisions, the Companies Act, 1956 or any statutory

modification(s) or re-enactment thereof, of Shri

Pawan Kumar Kapil as a Director of the Company, who

is liable to retire by rotation; in accordance with

the provisions of Sections 198, 269 and 309 read with

 Schedule XIII and all other applicable provisions,

the Companies Act 1956 or any statutory modifications

 or re-enactment thereof, approval of the Company

accorded to the appointment of Shri Pawan Kumar Kapil

 as a Whole time Director designated as Executive

Director of the Company, for a period of 3 years with

 effect from 16 MAY 2010 on the terms and conditions

including remuneration as set out in the explanatory

statement annexed to the notice convening this

meeting, with liberty to the Board of Directors

(hereinafter referred to as the Board which term

shall be deemed to include any committee of the Board

 constituted to exercise its powers including the

powers conferred by this resolution) to alter and

vary the terms and conditions of appointment and/or

remuneration, subject to the same not exceeding the

limits specified under Schedule XIII to the Companies

 Act, 1956 or any statutory modifications or re-

enactment thereof; and authorize the Board to do all

acts and take all such steps as may be necessary,

proper or expedient to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REPSOL YPF SA

  TICKER:                  N/A                 CUSIP:   E8471S130

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual accounts and                   ISSUER            YES             FOR                  FOR

management report of Repsol ypf and consolidated

group of 2009

PROPOSAL #1.2: Approve the Management Board Member of        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #2.1: Approve to modify the Article 9                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Approve to modify the Article 12 BIS           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Approve to modify the Article 22                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Approve to modify the Article 3,                 ISSUER            YES             FOR                  FOR

Section 3.5

PROPOSAL #3.2: Approve to modify the Article 9,                 ISSUER            YES             FOR                  FOR

Section 9.2

PROPOSAL #4.1: Re-election of Ms. Paulina Beato                 ISSUER            YES             FOR                  FOR

Blanco as a Board Member

PROPOSAL #4.2: Re-election of Mr. Artur Carulla Font         ISSUER            YES             FOR                  FOR

as a Board Member

PROPOSAL #4.3: Re-election of Mr. Javier Echenique            ISSUER            YES             FOR                  FOR

Landiribar as a Board Member

PROPOSAL #4.4: Re-election of Pemex Internacional              ISSUER            YES             FOR                  FOR

Espana, Sociedad Anonima as a Board Member

PROPOSAL #4.5: Appointment, ratify and re-election of        ISSUER            YES             FOR                  FOR

 Mr. Henri Philippe Reichstul as a

PROPOSAL #5: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize to purchase own shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the delegation, in the Board              ISSUER            YES             FOR                  FOR

Member, the faculty to increase the social capital

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROWAN COMPANIES, INC.

  TICKER:                  RDC                 CUSIP:   779382100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM T. FOX III      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SIR GRAHAM HEARNE        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: H.E. LENTZ                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: P. DEXTER PEACOCK        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE AMENDMENTS TO THE COMPANY'S              ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE

ALL SUPERMAJORITY VOTING REQUIREMENTS.

PROPOSAL #03: RATIFY THE APPOINTMENT OF DELOITTE &            ISSUER            YES             FOR                  FOR

TOUCHE LLP AS INDEPENDENT AUDITORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  RDSA               CUSIP:   780259206

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ADOPTION OF ANNUAL REPORT & ACCOUNTS             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF REMUNERATION REPORT                      ISSUER            YES             FOR                  FOR

PROPOSAL #03: APPOINTMENT OF CHARLES O. HOLLIDAY AS A        ISSUER            YES             FOR                  FOR

 DIRECTOR

PROPOSAL #04: RE-APPOINTMENT OF JOSEF ACKERMANN AS A         ISSUER            YES         AGAINST           AGAINST

DIRECTOR

PROPOSAL #05: RE-APPOINTMENT OF MALCOLM BRINDED AS A         ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #06: RE-APPOINTMENT OF SIMON HENRY AS A                ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #07: RE-APPOINTMENT OF LORD KERR OF                       ISSUER            YES             FOR                  FOR

KINLOCHARD AS A DIRECTOR

PROPOSAL #08: RE-APPOINTMENT OF WIM KOK AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #09: RE-APPOINTMENT OF NICK LAND AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #10: RE-APPOINTMENT OF CHRISTINE MORIN-                ISSUER            YES             FOR                  FOR

POSTEL AS A DIRECTOR

PROPOSAL #11: RE-APPOINTMENT OF JORMA OLLILA AS A              ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #12: RE-APPOINTMENT OF JEROEN VAN DER VEER          ISSUER            YES             FOR                  FOR

AS A DIRECTOR

PROPOSAL #13: RE-APPOINTMENT OF PETER VOSER AS A                ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #14: RE-APPOINTMENT OF HANS WIJERS AS A                ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #15: RE-APPOINTMENT OF AUDITORS                              ISSUER            YES             FOR                  FOR

PROPOSAL #16: REMUNERATION OF AUDITORS                                  ISSUER            YES             FOR                  FOR

PROPOSAL #17: AUTHORITY TO ALLOT SHARES                                ISSUER            YES             FOR                  FOR

PROPOSAL #18: DISAPPLICATION OF PRE-EMPTION RIGHTS             ISSUER            YES             FOR                  FOR

PROPOSAL #19: AUTHORITY TO PURCHASE OWN SHARES                    ISSUER            YES             FOR                  FOR

PROPOSAL #20: AUTHORITY FOR SCRIP DIVIDEND SCHEME               ISSUER            YES             FOR                  FOR

PROPOSAL #21: AUTHORITY FOR CERTAIN DONATIONS AND              ISSUER            YES             FOR                  FOR

EXPENDITURE

PROPOSAL #22: ADOPTION OF NEW ARTICLES OF ASSOCIATION        ISSUER            YES             FOR                  FOR

PROPOSAL #23: SHAREHOLDER RESOLUTION                                 SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A100

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods the findings of the report and review

should be reported to investors in the Business

Review section of the Company's Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A118

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company’s Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAIPEM S P A

  TICKER:                  N/A                 CUSIP:   T82000117

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, consolidated financial statement at 31 DEC

2009; report of the Board of Directors, the Board of

Auditors and Independent Auditors

PROPOSAL #2: Approve the allocation of profits                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the revocation of task of                   ISSUER             NO              N/A                  N/A

auditing to Pricewaterhouse and assignment of task of

 auditing to Reconta Ernst Young

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDRIDGE ENERGY, INC.

  TICKER:                  SD                   CUSIP:   80007P307

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM A. GILLILAND                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. DWIGHT SCOTT                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY S. SEROTA                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE SELECTION OF                                   ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SASOL LTD

  TICKER:                  N/A                 CUSIP:   803866102

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial statements        ISSUER            YES             FOR                  FOR

 for the YE 30 JUN 2009

PROPOSAL #2.1: Re-elect B.P. Connellan as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect H.G. Dijkgraaf as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect V.N. Fakude as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect I.N. Mkhize as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Re-elect T.A. Wixley as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect C. Beggs as a Director in              ISSUER            YES             FOR                  FOR

terms of Article 75 H

PROPOSAL #3.2: Re-elect M.J.N. Njeke as a Director in        ISSUER            YES             FOR                  FOR

 terms of Article 75 H

PROPOSAL #4.: Re-appoint KPMG Inc as the Auditors               ISSUER            YES             FOR                  FOR

PROPOSAL #5.S.1: Authorize the Directors to approve a        ISSUER            YES             FOR                  FOR

 general repurchase of the Company's ordinary shares

PROPOSAL #6.O.1: Approve to revise the annual                     ISSUER            YES             FOR                  FOR

emoluments payable by the Company or its subsidiaries

 to Non Executive Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)

  TICKER:                  SLB                 CUSIP:   806857108

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: P. CAMUS                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.S. GORELICK                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. GOULD                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T. ISAAC                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N. KUDRYAVTSEV                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. LAJOUS                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.E. MARKS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.R. REIF                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.I. SANDVOLD                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. SEYDOUX                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. CURRIE                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: K.V. KAMATH                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO ADOPT AND APPROVE                        ISSUER            YES             FOR                  FOR

FINANCIALS AND DIVIDENDS.

PROPOSAL #03: PROPOSAL TO APPROVE THE ADOPTION OF THE        ISSUER            YES             FOR                  FOR

 SCHLUMBERGER 2010 STOCK INCENTIVE PLAN.

PROPOSAL #04: PROPOSAL TO APPROVE THE ADOPTION OF AN         ISSUER            YES             FOR                  FOR

AMENDMENT TO THE SCHLUMBERGER DISCOUNTED STOCK

PURCHASE PLAN.

PROPOSAL #05: PROPOSAL TO APPROVE INDEPENDENT                     ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEACOR HOLDINGS INC.

  TICKER:                  CKH                 CUSIP:   811904101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLES FABRIKANT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PIERRE DE DEMANDOLX                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD FAIRBANKS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. HADJIPATERAS                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: OIVIND LORENTZEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW R. MORSE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER REGAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN WEBSTER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN J. WISCH                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS SEACOR'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y8063L103

  MEETING DATE:      9/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin off                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y8063L103

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement and the        ISSUER            YES             FOR                  FOR

 statement of appropriation of unappropriated

retained earnings

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES             FOR                  FOR

Articles of incorporation

PROPOSAL #3.: Election of Youngju Kim, Jaehwan Lee,          ISSUER            YES             FOR                  FOR

Hyuk Choi,Ingu Han  V as a  External

PROPOSAL #4.: Election of Jaehwan Lee, Myunghae Choi         ISSUER            YES             FOR                  FOR

Ingu Han as the Audit Committee

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOUTHWESTERN ENERGY COMPANY

  TICKER:                  SWN                 CUSIP:   845467109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEWIS E. EPLEY, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. HOWARD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD M. KORELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VELLO A. KUUSKRAA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH R. MOURTON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN L. MUELLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES E. SCHARLAU                             ISSUER            YES             FOR                  FOR

PROPOSAL #2: THE RATIFICATION OF THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDED DECEMBER 31, 2010.

PROPOSAL #3: THE AMENDMENT AND RESTATEMENT OF THE              ISSUER            YES             FOR                  FOR

COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO

1,250,000,000 SHARES.

PROPOSAL #4: A STOCKHOLDER PROPOSAL FOR A DIRECTOR        SHAREHOLDER        YES         AGAINST               FOR

ELECTION MAJORITY VOTE STANDARD, IF PROPERLY

PRESENTED AT THE ANNUAL MEETING.

PROPOSAL #5: A STOCKHOLDER PROPOSAL FOR A POLITICAL      SHAREHOLDER        YES         ABSTAIN           AGAINST

CONTRIBUTIONS AND EXPENDITURES REPORT, IF PROPERLY

PRESENTED AT THE ANNUAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATOIL ASA

  TICKER:                  STO                 CUSIP:   85771P102

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #02: ELECTION OF OLAUG SVARVA AS CHAIR                  ISSUER            YES             FOR                  FOR

PROPOSAL #03: APPROVAL OF THE NOTICE AND THE AGENDA           ISSUER            YES             FOR                  FOR

PROPOSAL #05: ELECTION OF TWO PERSONS TO CO-SIGN THE         ISSUER            YES             FOR                  FOR

MINUTES TOGETHER WITH THE CHAIR OF THE MEETING

PROPOSAL #06: APPROVAL OF THE ANNUAL REPORT AND                 ISSUER            YES             FOR                  FOR

ACCOUNTS INCLUDING DISTRIBUTION OF THE DIVIDEND

PROPOSAL #07: DECLARATION ON STIPULATION OF SALARY            ISSUER            YES             FOR                  FOR

AND OTHER REMUNERATION FOR EXECUTIVE MANAGEMENT

PROPOSAL #08: DETERMINATION OF REMUNERATION FOR THE          ISSUER            YES             FOR                  FOR

COMPANY'S AUDITOR

PROPOSAL #09: ELECTION OF MEMBERS TO THE CORPORATE            ISSUER            YES             FOR                  FOR

ASSEMBLY

PROPOSAL #9A: RE-ELECTION OF OLAUG SVARVA AS A MEMBER        ISSUER            YES             FOR                  FOR

PROPOSAL #9B: RE-ELECTION OF IDAR KREUTZER AS A MEMBER      ISSUER            YES             FOR                  FOR

PROPOSAL #9C: RE-ELECTION OF KARIN ASLAKSEN AS A                ISSUER            YES             FOR                  FOR

MEMBER

PROPOSAL #9D: RE-ELECTION OF GREGER MANNSVERK AS A            ISSUER            YES             FOR                  FOR

MEMBER

PROPOSAL #9E: RE-ELECTION OF STEINAR OLSEN AS A MEMBER      ISSUER            YES             FOR                  FOR

PROPOSAL #9F: RE-ELECTION OF INGVALD STROMMEN AS A            ISSUER            YES             FOR                  FOR

MEMBER

PROPOSAL #9G: RE-ELECTION OF RUNE BJERKE AS A MEMBER         ISSUER            YES             FOR                  FOR

PROPOSAL #9H: RE-ELECTION OF TORE ULSTEIN AS A MEMBER        ISSUER            YES             FOR                  FOR

PROPOSAL #9I: NEW ELECTION OF LIVE HAUKVIK AKER AS A         ISSUER            YES             FOR                  FOR

MEMBER

PROPOSAL #9J: NEW ELECTION OF SIRI KALVIG AS A MEMBER        ISSUER            YES             FOR                  FOR

PROPOSAL #9K: NEW ELECTION OF THOR OSCAR BOLSTAD AS A        ISSUER            YES             FOR                  FOR

 MEMBER

PROPOSAL #9L: NEW ELECTION OF BARBRO LILL HAETTA-               ISSUER            YES             FOR                  FOR

JACOBSEN AS A MEMBER

PROPOSAL #9M: RE-ELECTION OF ARTHUR SLETTEBERG AS A          ISSUER            YES             FOR                  FOR

DEPUTY MEMBER

PROPOSAL #9N: RE-ELECTION OF ANNE-MARGRETHE FIRING AS        ISSUER            YES             FOR                  FOR

 A DEPUTY MEMBER

PROPOSAL #9O: NEW ELECTION OF LINDA LITLEKALSOY AASE         ISSUER            YES             FOR                  FOR

AS A DEPUTY MEMBER

PROPOSAL #9P: RE-ELECTION OF SHAHZAD RANA AS A DEPUTY        ISSUER            YES             FOR                  FOR

 MEMBER

PROPOSAL #10: DETERMINATION OF REMUNERATION FOR THE          ISSUER            YES             FOR                  FOR

CORPORATE ASSEMBLY

PROPOSAL #11: ELECTION OF MEMBERS TO THE NOMINATION          ISSUER            YES             FOR                  FOR

COMMITTEE

PROPOSAL #11A: RE-ELECTION OF OLAUG SVARVA AS A CHAIR        ISSUER            YES             FOR                  FOR

PROPOSAL #11B: RE-ELECTION OF BJORN STALE HAAVIK AS A        ISSUER            YES             FOR                  FOR

 MEMBER

PROPOSAL #11C: RE-ELECTION OF TOM RATHKE AS A MEMBER         ISSUER            YES             FOR                  FOR

PROPOSAL #11D: NEW ELECTION OF LIVE HAUKVIK AKER AS A        ISSUER            YES             FOR                  FOR

 MEMBER

PROPOSAL #12: DETERMINATION OF REMUNERATION FOR THE          ISSUER            YES             FOR                  FOR

NOMINATION COMMITTEE

PROPOSAL #13: AUTHORISATION TO ACQUIRE STATOIL SHARES        ISSUER            YES             FOR                  FOR

 IN THE MARKET TO CONTINUE IMPLEMENTATION OF THE

SHARE SAVING SCHEME FOR EMPLOYEES

PROPOSAL #14: AUTHORISATION TO ACQUIRE STATOIL SHARES        ISSUER            YES             FOR                  FOR

 IN THE MARKET FOR SUBSEQUENT ANNULMENT

PROPOSAL #15: CHANGES TO ARTICLES OF ASSOCIATION                ISSUER            YES             FOR                  FOR

PROPOSAL #16: PROPOSAL FROM SHAREHOLDER                            SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATOIL ASA

  TICKER:                  N/A                 CUSIP:   R4446E112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM by the Chair of the          ISSUER             NO              N/A                  N/A

corporate assembly

PROPOSAL #2: Election of a Chair of the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the notice and the agenda                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the registration of attending            ISSUER            YES             FOR                  FOR

shareholders and the proxies

PROPOSAL #5: Election of two persons to co-sign the          ISSUER            YES             FOR                  FOR

minutes together with the chair of the meeting

PROPOSAL #6: Approve the annual report and the                   ISSUER            YES             FOR                  FOR

accounts for Statoil Asa and the Statoil Group for

2009 including the Board of Directors proposal for

distribution of dividend

PROPOSAL #7: Approve the declaration on stipulation          ISSUER            YES             FOR                  FOR

of salary and other remuneration for Executive

PROPOSAL #8: Approve the determination of                            ISSUER            YES             FOR                  FOR

remuneration for the Company's Auditor

PROPOSAL #9.1: Election of Olaug Svarva as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.2: Election of Idar Kreutzer as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.3: Election of Karin Aslaksen as a Member        ISSUER            YES             FOR                  FOR

 of the Corporate Assembly

PROPOSAL #9.4: Election of Greger Mannsverk as a                ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.5: Election of Steinar Olsen as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.6: Election of Ingvald Stroemmen as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.7: Election of Rune Bjerke as a Member of        ISSUER            YES             FOR                  FOR

 the Corporate Assembly

PROPOSAL #9.8: Election of Tore Ulstein as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.9: Election of Live Haukvik Aker as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.10: Election of Siri Kalvig as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.11: Election of Thor Oscar Bolstad as a          ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.12: Election of Barbro Haetta-Jacobsen as        ISSUER            YES             FOR                  FOR

 a Member of the Corporate Assembly

PROPOSAL #10: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Corporate Assembly

PROPOSAL #11.1: Election of Olaug Svarva as a Member         ISSUER            YES             FOR                  FOR

of the Nomination Committee until the AGM in 2012

PROPOSAL #11.2: Election of Bjoern Staale Haavik as a        ISSUER            YES             FOR                  FOR

 Member of the Nomination Committee until the AGM in

2012

PROPOSAL #11.3: Election of Tom Rathke as a Member of        ISSUER            YES             FOR                  FOR

 the Nomination Committee until the AGM in 2012

PROPOSAL #11.4: Election of Live Haukvik Aker as a            ISSUER            YES             FOR                  FOR

Member of the Nomination Committee until the AGM in

2012

PROPOSAL #12: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Nomination Committee

PROPOSAL #13: Grant authority to acquire Statoil                ISSUER            YES             FOR                  FOR

shares in the market in order to continue

implementation of the Share Saving Plan for employees

PROPOSAL #14: Grant autority to acquire Statoil                 ISSUER            YES             FOR                  FOR

shares in the market for annulment

PROPOSAL #15: Approve the changes to Articles of                ISSUER            YES             FOR                  FOR

Association: 1) Articles of Association Section 4; 2)

 Articles of Association Section 5; 3) Articles of

Association Section 7; 4) Articles of Association

Section 9; 5) Articles of Association Section 11

PROPOSAL #16: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the proposal from a Shareholder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNCOR ENERGY INC

  TICKER:                  N/A                 CUSIP:   867224107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Mel E. Benson as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of Brian A. Canfield as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Dominic D'Alessandro as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of John T. Ferguson as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of W. Douglas Ford as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Richard L. George as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Paul Haseldonckx as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of John R. Huff as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Jacques Lamarre as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Brian F. MacNeill as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Maureen McCaw as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Michael W.O'Brien as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of James W. Simpson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Eira Thomas as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as an Auditor for the ensuing year and authorize

 the directors to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNCOR ENERGY INC.

  TICKER:                  SU                   CUSIP:   867224107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MEL E. BENSON                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN A. CANFIELD                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOMINIC D'ALESSANDRO                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. FERGUSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. DOUGLAS FORD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD L. GEORGE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL HASELDONCKX                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN R. HUFF                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACQUES LAMARRE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN F. MACNEILL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MAUREEN MCCAW                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL W. O'BRIEN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. SIMPSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EIRA THOMAS                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RE-APPOINTMENT OF                                             ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS AUDITOR OF SUNCOR

ENERGY INC. FOR THE ENSUING YEAR AND AUTHORIZE THE

DIRECTORS TO FIX THEIR REMUNERATION AS SUCH.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SURGUTNEFTEGAZ OJSC, SURGUT

  TICKER:                  N/A                 CUSIP:   868861204

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of OJSC                   ISSUER            YES             FOR                  FOR

Surgutneftegas for 2009

PROPOSAL #2: Approve annual accounting statements of         ISSUER            YES             FOR                  FOR

OJSC Surgutneftegas, including profit and loss

statement for 2009

PROPOSAL #3: Approve the distribution of profit  loss        ISSUER            YES             FOR                  FOR

  of OJSC Surgutneftegas for 2009; declare dividend

payment for 2009: for a preferred share OJSC

Surgutneftegas -1.0488 rubles, for an ordinary share

of OJSC Surgutneftegas -0.45 rubles; dividend payment

 shall be carried out in accordance with the

procedure recommended by the Board of Directors; the

date when dividend payment is commenced is 01 JUL

2010; the date when dividend payment is terminated is

PROPOSAL #0: PLEASE NOTE THAT CUMULATIVE VOTING                 ISSUER             NO              N/A                  N/A

APPLIES TO THIS RESOLUTION REGARDING THE ELECTION OF

DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN REMOVED

FOR THIS MEETING. PLEASE NOTE THAT ONLY A VOTE FOR

THE DIRECTOR WILL BE CUMULATED. PLEASE CONTACT YOUR

CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY

PROPOSAL #4.1: Election of Ananiev Sergei Alekseevich        ISSUER            YES             FOR                  FOR

 as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.2: Election of Bogdanov Vladimir                       ISSUER            YES             FOR                  FOR

Leonidovich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #4.3: Election of Bulanov Alexander                       ISSUER            YES             FOR                  FOR

Nikolaevich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #4.4: Election of Gorbunov Igor Nikolaevich         ISSUER            YES             FOR                  FOR

as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.5: Election of Druchinin Vladislav                   ISSUER            YES             FOR                  FOR

Egorovich as a member of OJSC 'Surgutneftegas' Board

of Directors

PROPOSAL #4.6: Election of Egorov Oleg Yurievich as a        ISSUER            YES             FOR                  FOR

 member of OJSC 'Surgutneftegas' Board of Directors

PROPOSAL #4.7: Election of Erokhin Vladimir Petrovich        ISSUER            YES             FOR                  FOR

 as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.8: Election of Matveev Nikolai Ivanovich         ISSUER            YES             FOR                  FOR

as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.9: Election of Medvedev Nikolai                        ISSUER            YES             FOR                  FOR

Yakovlevich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #4.10: Election of Rezyapov Alexander                   ISSUER            YES             FOR                  FOR

Filippovich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #5.1: Election of Komarova Valentina                     ISSUER            YES             FOR                  FOR

Panteleevna as a member of OJSC 'Surgutneftegas'

Auditing Committee

PROPOSAL #5.2: Election of Oleynik Tamara Fedorovna          ISSUER            YES             FOR                  FOR

as a member of OJSC 'Surgutneftegas' Auditing

PROPOSAL #5.3: Election of Pozdnyakova Vera                        ISSUER            YES             FOR                  FOR

Aleksandrovna as a member of OJSC 'Surgutneftegas'

Auditing Committee

PROPOSAL #6: Approve the Limited Liability Company            ISSUER            YES             FOR                  FOR

Rosekspertiza as the Auditor of OJSC Surgutneftegas

for 2010

PROPOSAL #7: Approve the transactions which may be            ISSUER            YES         AGAINST           AGAINST

conducted in the future between OJSC Surgutneftegas

and its affiliated parties in the course of its

ordinary business activity, provided that the above

mentioned transactions comply with the following

requirements; the transaction is aimed at performing

the types of activities stipulated by the Company's

Articles of Association, and the amount of

transaction is within the amount of the transaction

the individual executive body of OJSC Surgutneftegas

is entitled to perform in compliance with the Federal

 Law on joint stock companies; this resolution

remains valid till the OJSC Surgutneftegas Annual

General Shareholders' Meeting for 2010

PROPOSAL #8: Amend the Item 1.2 as specified                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SURGUTNEFTEGAZ OJSC, SURGUT

  TICKER:                  N/A                 CUSIP:   X8799U113

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of annual report                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Approval of balance sheet, profit and          ISSUER             NO              N/A                  N/A

loss statement

PROPOSAL #3.: Approval of profit and loss                            ISSUER             NO              N/A                  N/A

distribution and dividend payment at RUB 0.45 per

ordinary share and RUB 1.0488 per preferred share for

PROPOSAL #4.: Election of Board of Directors                       ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of Audit Commission                           ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Approval of External Auditor                           ISSUER             NO              N/A                  N/A

PROPOSAL #7.: Approval of interested party                          ISSUER             NO              N/A                  N/A

transactions which can be concluded in the future in

the process of business activity

PROPOSAL #8.: Introduction of amendments and addenda         ISSUER             NO              N/A                  N/A

into the Charter of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TALISMAN ENERGY INC

  TICKER:                  N/A                 CUSIP:   87425E103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Christiane Bergevin as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Election of Donald J. Carty as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Willim R.P. Dalton as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Kevin S. Dunne as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of Harold N. Kvisle as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of John A. Manzoni as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of Lisa A. Stewart as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of Peter W. Tomsett as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of John D. Watson as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Charles R. Williamson as         ISSUER            YES             FOR                  FOR

a Director for the ensuing year

PROPOSAL #1.11: Election of Charles M. Winograd as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Reappoint Ernst & Young LLP, Chartered          ISSUER            YES             FOR                  FOR

Accountants, as the Auditor of the Company for the

ensuing year

PROPOSAL #3: Amend the Company's By-law No.1 as                 ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECHNIP (EX-TECHNIP-COFLEXIP), PARIS

  TICKER:                  N/A                 CUSIP:   F90676101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.3: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.4: Approve t he Special Auditors' report         ISSUER            YES             FOR                  FOR

on the regulated agreements specified in Articles L.

225-35 et sequence of the Code du Commerce

Commercial Code

PROPOSAL #O.5: Approve the Directors' fees                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Appointment of Ernst & Young Et Autres        ISSUER            YES             FOR                  FOR

 as an Auditor

PROPOSAL #O.7: Appointment of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

Audit as an Auditor

PROPOSAL #O.8: Appointment of Auditex as an Assistant        ISSUER            YES             FOR                  FOR

 Auditor

PROPOSAL #O.9: Appointment of Yves Nicolas as an                ISSUER            YES             FOR                  FOR

Assistant Auditor

PROPOSAL #O.10: Ratify the head office transfer                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

buy Company shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares bought pack

previously

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares firstly, to paid members

of Technip staff and secondly, to paid Members of

staff and Executive Directors of Companies affiliated

 to the Company as specified in Article L. 225-197-2

of the Code du Commerce

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares to the Chairman of the

Board of Directors and/or the Chief Executive Officer

 of Technip, the Company's Executive Director

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate share purchase subscription options firstly,

 to paid members of Technip staff and secondly, to

paid Members of staff and Executive Directors of

Companies affiliated to the Company as specified in

Article L. 225-180 of the Code du Commerce

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate share purchase subscription options to the

Chairman of the Board of Directors and/or the Chief

Executive Officer of Technip, the Company's Executive

 Director

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock for Members of a Company

savings plan

PROPOSAL #EO.18: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THAI OIL PUBLIC CO LTD, CHATUCHAK

  TICKER:                  N/A                 CUSIP:   Y8620B119

  MEETING DATE:      4/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to certify the minutes of the            ISSUER            YES             FOR                  FOR

2009 AGM of shareholders held on 03 APR 2009

PROPOSAL #2: Approve to certify the Company's 2009            ISSUER            YES             FOR                  FOR

operating results and the audited financial

statements for the YE 31 DEC 2009

PROPOSAL #3: Approve the dividend payment 2009                   ISSUER            YES             FOR                  FOR

operating results at BAHT 2.55 per SHS and after

deduction of the interim dividend payment for the

first half of 2009 performance at BAHT 1.05 per SHS,

the Company will pay the remaining dividend at BAHT

1.50  per SHS

PROPOSAL #4.: Approve the 2009 annual remuneration of        ISSUER            YES             FOR                  FOR

 the Company's Directors remuneration: 1) monthly fee

 Chairman 75,000 BAHT/month, Directors 60,000 BAHT/

month 2) bonus for Directors who served the Company

2009 and those who resigned, retired during 2009 at

36 m equivalent to 0.3% of 2009 net profit; and Board

 Committees Chairman 31,250 Baht/month, Directors

25,000 BAHT/month

PROPOSAL #5: Approve the 2010 annual appointment of          ISSUER            YES             FOR                  FOR

the Auditors and determine their remuneration: 1) Mr.

 Charoen P. or 2. Mr. Winid S. or 3. Mr. Vairoj J. to

 be appointed as the Company's Auditors in 2010 with

remuneration 2,390,000 BAHT in total

PROPOSAL #6.1: Election of Mr. Apisak Tantivorawong          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #6.2: Election of Mr. Krairit Nilkuha as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.3: Election of Mr. Tevin Vongvanich as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.4: Election of Pol.Gen. Adul Sangsingkaew        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #6.5: Election of Mr. Goanpot Asvinvichit as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #7: other business  if any                                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE WILLIAMS COMPANIES, INC.

  TICKER:                  WMB                 CUSIP:   969457100

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: KATHLEEN B. COOPER      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM R.                   ISSUER            YES             FOR                  FOR

GRANBERRY

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM G. LOWRIE        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE AMENDMENT TO THE                   ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR

ANNUAL ELECTION OF ALL DIRECTORS.

PROPOSAL #03: APPROVAL OF THE AMENDMENT TO THE                   ISSUER            YES             FOR                  FOR

WILLIAMS COMPANIES, INC. 2007 INCENTIVE PLAN.

PROPOSAL #04: RATIFICATION OF ERNST & YOUNG LLP AS            ISSUER            YES             FOR                  FOR

AUDITORS FOR 2010.

PROPOSAL #05: STOCKHOLDER PROPOSAL REQUESTING A             SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT REGARDING THE ENVIRONMENTAL IMPACT OF CERTAIN

FRACTURING OPERATIONS OF THE COMPANY.

PROPOSAL #06: STOCKHOLDER PROPOSAL REQUESTING AN           SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE RELATED TO COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL S A

  TICKER:                  N/A                 CUSIP:   F92124100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of the profit,         ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments pursuant to            ISSUER            YES         AGAINST           AGAINST

Article L. 225-42 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the Company's shares

PROPOSAL #O.7: Approve the renewal of Mr. Thierry              ISSUER            YES             FOR                  FOR

Desmarest's term as Board Member

PROPOSAL #O.8: Approve the renewal of Mr. Thierry de         ISSUER            YES         AGAINST           AGAINST

Rudder's term as Board Member

PROPOSAL #O.9: Appointment of Mr. Gunnar Brock as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.10: Appointment of Mr. Claude Clement as         ISSUER            YES             FOR                  FOR

a Board Member to represent the Employees

Shareholders pursuant to Article 11 of the Statutes

PROPOSAL #O.11: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Philippe Marchandise representing the Employees who

are shareholders of the Company for a 3-year period

[In accordance with Article 11 of the bylaws, only

one of the recommended Directors in resolutions 10,

11 and 12 will be elected]

PROPOSAL #O.12: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Mohammed Zaki representing the Employees who are

shareholders of the Company for a 3-year period [In

accordance with Article 11 of the bylaws, only one of

 the recommended Directors in resolutions 10, 11 and

12 will be elected]

PROPOSAL #O.13: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Ernst and Young Audit as permanent statutory Auditor

PROPOSAL #O.14: Approve the Cabinet KPMG Audit as              ISSUER            YES             FOR                  FOR

permanent statutory Auditor

PROPOSAL #O.15: Appointment of Cabinet Auditex as the        ISSUER            YES             FOR                  FOR

 substitute statutory Auditor

PROPOSAL #O.16: Appointment of Cabinet KPMG Audit              ISSUER            YES             FOR                  FOR

I.S. as the substitute statutory Auditor

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital with preferential subscription

rights of the Shareholders, by issuing common shares

or any securities giving access to the capital by

incorporation of premiums, reserves, profits or others

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital, with

cancellation of preferential subscription rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital as

remuneration for the contributions in kind granted to

 the Company

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital in accordance to Article L.

3332-18 et seq. of the Code of Labor

PROPOSAL #E.21: Approve the authorization to grant            ISSUER            YES             FOR                  FOR

options to subscribe or purchase Company's shares to

some Collaborators of the group as well as to

Officers of the Company or Companies of the group

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to add a new paragraph

to the end of Article 9 of the Articles of

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL S.A.

  TICKER:                  TOT                 CUSIP:   89151E109

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: APPROVAL OF PARENT COMPANY FINANCIAL            ISSUER            YES             FOR                  FOR

STATEMENTS DATED DECEMBER 31, 2009.

PROPOSAL #O2: APPROVAL OF CONSOLIDATED FINANCIAL                ISSUER            YES             FOR                  FOR

STATEMENTS DATED DECEMBER 31, 2009.

PROPOSAL #O3: ALLOCATION OF EARNINGS, DECLARATION OF         ISSUER            YES             FOR                  FOR

DIVIDEND.

PROPOSAL #O4: AGREEMENTS COVERED BY ARTICLE L.225-38         ISSUER            YES             FOR                  FOR

OF THE FRENCH COMMERCIAL CODE.

PROPOSAL #O5: COMMITMENTS UNDER ARTICLE L.225-42-1 OF        ISSUER            YES         AGAINST           AGAINST

 THE FRENCH COMMERCIAL CODE, CONCERNING MR.

CHRISTOPHE DE MARGERIE.

PROPOSAL #O6: AUTHORIZATION FOR THE BOARD OF                       ISSUER            YES             FOR                  FOR

DIRECTORS TO TRADE IN SHARES OF THE COMPANY.

PROPOSAL #O7: RENEWAL OF THE APPOINTMENT OF MR.                 ISSUER            YES             FOR                  FOR

THIERRY DESMAREST AS A DIRECTOR.

PROPOSAL #O8: RENEWAL OF THE APPOINTMENT OF MR.                 ISSUER            YES         AGAINST           AGAINST

THIERRY DE RUDDER AS A DIRECTOR.

PROPOSAL #O9: APPOINTMENT OF MR. GUNNAR BROCK AS A            ISSUER            YES             FOR                  FOR

DIRECTOR.

PROPOSAL #O13: RENEWAL OF THE APPOINTMENT OF ERNST            ISSUER            YES             FOR                  FOR

AND YOUNG AUDIT AS STATUTORY AUDITORS.

PROPOSAL #O14: RENEWAL OF THE APPOINTMENT OF KPMG              ISSUER            YES             FOR                  FOR

AUDIT (A DIVISION OF KPMG S.A.) AS STATUTORY AUDITORS.

PROPOSAL #O15: APPOINTMENT OF AUDITEX AS ALTERNATE            ISSUER            YES             FOR                  FOR

AUDITORS.

PROPOSAL #O16: APPOINTMENT OF KPMG AUDIT IS AS                   ISSUER            YES             FOR                  FOR

ALTERNATE AUDITOR.

PROPOSAL #E17: SHARE CAPITAL INCREASES WITH                        ISSUER            YES             FOR                  FOR

PREFERENTIAL SUBSCRIPTION RIGHTS.

PROPOSAL #E18: SHARE CAPITAL INCREASES BY PUBLIC                ISSUER            YES             FOR                  FOR

OFFERING WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS.

PROPOSAL #E19: SHARE CAPITAL INCREASES IN EXCHANGE            ISSUER            YES             FOR                  FOR

FOR EQUITY SECURITIES CONTRIBUTED TO THE COMPANY.

PROPOSAL #E20: SHARE CAPITAL INCREASES BY THE                     ISSUER            YES             FOR                  FOR

ISSUANCE OF COMMON SHARES RESERVED TO EMPLOYEES.

PROPOSAL #E21: ALLOCATION OF STOCK OPTIONS.                         ISSUER            YES             FOR                  FOR

PROPOSAL #A: AMENDMENT OF THE ARTICLES OF ASSOCIATION   SHAREHOLDER        YES         AGAINST               FOR

 CONCERNING THE PUBLICATION OF THE INTERNAL CHARTERS

FOR COLLECTIVE INVESTMENT FUNDS WHOSE ASSETS ARE MORE

 THAN 0.5% OF THE CAPITAL OF THE COMPANY.

PROPOSAL #Z: PLEASE BE ADVISED YOU MAY VOTE ONLY ON          ISSUER            YES             FOR               AGAINST

ONE OF THE FOLLOWING: FOR PROPOSAL 10 VOTE FOR

APPOINTMENT OF A DIRECTOR REPRESENTING EMPLOYEE

SHAREHOLDERS MR: CLAUDE CLEMENTE FOR PROPOSAL 11 VOTE

 AGAINST APPOINTMENT OF A DIRECTOR REPRESENTING

EMPLOYEE SHAREHOLDERS MR: PHILIPPE MARCHANDISE FOR

PROPOSAL 12 VOTE ABSTAIN APPOINTMENT OF A DIRECTOR

REPRESENTING EMPLOYEE SHAREHOLDERS MR. MOHAMMED ZAKI

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSCANADA CORP

  TICKER:                  N/A                 CUSIP:   89353D107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of K.E. Benson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of D.H. Burney as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of W.K. Dobson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of E.L. Draper as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Election of P. Gauthier as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of K.L. Hawkins as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of S.B. Jackson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Election of P.L. Joskow as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of H.N. Kvisle as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of J.A. MacNaughton as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of D.P. O'Brien as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of W.T. Stephens as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of D.M.G. Stewart as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP, Chartered                 ISSUER            YES             FOR                  FOR

Accountants as the Auditors and authorize

PROPOSAL #3: Amend the Stock Option Plan, as specified      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Ratify and approve the Shareholder                 ISSUER            YES             FOR                  FOR

Rights Plan, as specified

PROPOSAL #5: Approve TransCanada Corporation's                   ISSUER            YES             FOR                  FOR

approach to executive compensation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSOCEAN, LTD.

  TICKER:                  RIG                 CUSIP:   H8817H100

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT, THE        ISSUER            YES             FOR                  FOR

 CONSOLIDATED FINANCIAL STATEMENTS OF TRANSOCEAN LTD.

 FOR FISCAL YEAR 2009.

PROPOSAL #02: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS & EXECUTIVE OFFICERS FROM LIABILITY FOR

ACTIVITIES DURING FISCAL YEAR 2009.

PROPOSAL #03: APPROPRIATION OF AVAILABLE EARNINGS FOR        ISSUER            YES             FOR                  FOR

 FISCAL YEAR 2009 TO BE CARRIED FORWARD.

PROPOSAL #04: CHANGE OF THE COMPANY'S PLACE OF                   ISSUER            YES             FOR                  FOR

INCORPORATION IN SWITZERLAND.

PROPOSAL #05: RENEWAL OF THE COMPANY'S AUTHORIZED              ISSUER            YES             FOR                  FOR

SHARE CAPITAL.

PROPOSAL #06: DISTRIBUTION TO SHAREHOLDERS IN THE              ISSUER            YES             FOR                  FOR

FORM OF A PAR VALUE REDUCTION.

PROPOSAL #07: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

ASSOCIATION TO REFLECT THE SWISS FEDERAL ACT ON

INTERMEDIATED SECURITIES.

PROPOSAL #8A: ELECTION OF DIRECTOR: STEVEN L. NEWMAN.        ISSUER            YES             FOR                  FOR

PROPOSAL #8B: REELECTION OF DIRECTOR: THOMAS W. CASON.      ISSUER            YES             FOR                  FOR

PROPOSAL #8C: REELECTION OF DIRECTOR: ROBERT M.                 ISSUER            YES             FOR                  FOR

SPRAGUE.

PROPOSAL #8D: REELECTION OF DIRECTOR: J. MICHAEL                ISSUER            YES             FOR                  FOR

TALBERT.

PROPOSAL #8E: REELECTION OF DIRECTOR: JOHN L.                     ISSUER            YES             FOR                  FOR

WHITMIRE.

PROPOSAL #09: APPOINTMENT OF ERNST & YOUNG LLP AS THE        ISSUER            YES             FOR                  FOR

 COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSOCEAN, LTD.

  TICKER:                  RIG                 CUSIP:   H8817H100

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT, THE        ISSUER            YES             FOR                  FOR

 CONSOLIDATED FINANCIAL STATEMENTS OF TRANSOCEAN LTD.

 FOR FISCAL YEAR 2009.

PROPOSAL #02: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS & EXECUTIVE OFFICERS FROM LIABILITY FOR

ACTIVITIES DURING FISCAL YEAR 2009.

PROPOSAL #03: APPROPRIATION OF AVAILABLE EARNINGS FOR        ISSUER            YES             FOR                  FOR

 FISCAL YEAR 2009 TO BE CARRIED FORWARD.

PROPOSAL #04: CHANGE OF THE COMPANY'S PLACE OF                   ISSUER            YES             FOR                  FOR

INCORPORATION IN SWITZERLAND.

PROPOSAL #05: RENEWAL OF THE COMPANY'S AUTHORIZED              ISSUER            YES             FOR                  FOR

SHARE CAPITAL.

PROPOSAL #06: DISTRIBUTION TO SHAREHOLDERS IN THE              ISSUER            YES             FOR                  FOR

FORM OF A PAR VALUE REDUCTION.

PROPOSAL #07: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

ASSOCIATION TO REFLECT THE SWISS FEDERAL ACT ON

INTERMEDIATED SECURITIES.

PROPOSAL #8A: ELECTION OF DIRECTOR: STEVEN L. NEWMAN.        ISSUER            YES             FOR                  FOR

PROPOSAL #8B: REELECTION OF DIRECTOR: THOMAS W. CASON.      ISSUER            YES             FOR                  FOR

PROPOSAL #8C: REELECTION OF DIRECTOR: ROBERT M.                 ISSUER            YES             FOR                  FOR

SPRAGUE.

PROPOSAL #8D: REELECTION OF DIRECTOR: J. MICHAEL                ISSUER            YES             FOR                  FOR

TALBERT.

PROPOSAL #8E: REELECTION OF DIRECTOR: JOHN L.                     ISSUER            YES             FOR                  FOR

WHITMIRE.

PROPOSAL #09: APPOINTMENT OF ERNST & YOUNG LLP AS THE        ISSUER            YES             FOR                  FOR

 COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRICAN WELL SVC LTD

  TICKER:                  N/A                 CUSIP:   895945103

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to fix the number of Directors          ISSUER            YES             FOR                  FOR

to be elected at the meeting at 8

PROPOSAL #2.1: Election of Kenneth M. Bagan as a                ISSUER            YES         AGAINST           AGAINST

Director for the ensuing year

PROPOSAL #2.2: Election of G. Allen Brooks as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.3: Election of Murray L. Cobbe as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.4: Election of Dale M. Dusterhoft as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.5: Election of Donald R. Luft as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.6: Election of Kevin L. Nugent as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.7: Election of Douglas F. Robinson as a          ISSUER            YES         AGAINST           AGAINST

Director for the ensuing year

PROPOSAL #2.8: Election of Gary L. Warren as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #3: Appointment of KPMG LLP, Chartered                 ISSUER            YES         AGAINST           AGAINST

Accountants, as the Auditors of the

PROPOSAL #4: Approve and grant authority to the                 ISSUER            YES             FOR                  FOR

certain amendments to the Company's Stock Option Plan

 as specified

PROPOSAL #5: Approve and grant authority to all the          ISSUER            YES             FOR                  FOR

unallocated stock options under the Company's Stock

Option Plan

PROPOSAL #6: Approve the performance Share Unit Plan         ISSUER            YES         AGAINST           AGAINST

of the Company as specified

PROPOSAL #7: Approve the adoption of amended and                ISSUER            YES         AGAINST           AGAINST

restated By-law Number 1 as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TULLOW OIL PLC

  TICKER:                  N/A                 CUSIP:   G91235104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual accounts            ISSUER            YES             FOR                  FOR

and associated reports

PROPOSAL #2: Declare the final dividend of 4.0p per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #3: Receive and approve the Director's                 ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #4: Re-election of Aidan Heavey as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-election of Angus McCoss as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of David Williams as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Pat Plunkett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appointment of Deloittee LLP as the          ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to determine

their remuneration

PROPOSAL #9: Approve to renew Director's authority to        ISSUER            YES             FOR                  FOR

 allot shares

PROPOSAL #10: Approve to dis-apply statutory pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #11: Authorize the Company to hold general          ISSUER            YES             FOR                  FOR

meeting on no less than 14 clear day's notice

PROPOSAL #12: Adopt the new Articles of Association          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #13: Approve the Tullow Oil 2010 Share                 ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE PETROL RAFINERILERI A  S

  TICKER:                  N/A                 CUSIP:   M8966X108

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the presiding            ISSUER             NO              N/A                  N/A

Board of the general assembly meeting

PROPOSAL #2: Approve, read and discuss the Board of          ISSUER             NO              N/A                  N/A

Directors activity report, the statutory Auditors

report and the independent Auditor report for the

year 2009 and then, review the balance sheet and

income statements and submit for the AGMs approval

PROPOSAL #3: Approve to absolve of the Board Members         ISSUER             NO              N/A                  N/A

and Board Auditors for the Company'S accounts and

activities of the year 2009

PROPOSAL #4: Approve the amendments of Company                   ISSUER             NO              N/A                  N/A

Article 3 about Company purpose and operations, 6th

Article about the capital and 31th Article about the

election rights

PROPOSAL #5: Election of the Board members and                   ISSUER             NO              N/A                  N/A

determining their duty period

PROPOSAL #6: Election of the Auditors and determining        ISSUER             NO              N/A                  N/A

 their duty period

PROPOSAL #7: Approve to determine the salaries of the        ISSUER             NO              N/A                  N/A

 Board of Directors and Auditors

PROPOSAL #8: Approve by change or refuse 2009 profit         ISSUER             NO              N/A                  N/A

distribution and dividend date proposal of the Board

of Directors

PROPOSAL #9: Approve the presentation of information         ISSUER             NO              N/A                  N/A

to the shareholders about the profit distribution

policy

PROPOSAL #10: Approve the presentation of information        ISSUER             NO              N/A                  N/A

 to the shareholders about the information policy of

the Company

PROPOSAL #11: Approve the presentation of information        ISSUER             NO              N/A                  N/A

 to the shareholders about the donations

PROPOSAL #12: Approve the independent auditing firm           ISSUER             NO              N/A                  N/A

PROPOSAL #13: Approve, in accordance with the                     ISSUER             NO              N/A                  N/A

commercial law Article 334 and 335, give permission

to the Board members to perform business activities

within the fields of activity of the Company by

himself or on the behalf of others and to be a

partner in any Company performing similar activities

and to make other transactions

PROPOSAL #14: Approve to signing the minute book by          ISSUER             NO              N/A                  N/A

the presiding Board and authorize the Presiding Board

 to sign in the name and behalf of the attendants

PROPOSAL #15: Wishes and comments of our shareholders        ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULTRA PETROLEUM CORP.

  TICKER:                  UPL                 CUSIP:   903914109

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL D. WATFORD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. CHARLES HELTON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. RIGNEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN J. MCDANIEL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER A. BROWN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF ERNST & YOUNG, LLP AS            ISSUER            YES             FOR                  FOR

AUDITORS OF THE COMPANY FOR THE ENSUING YEAR AND

AUTHORIZING THE DIRECTORS TO FIX THEIR REMUNERATION.

PROPOSAL #03: IF PRESENTED, TO CONSIDER AND VOTE UPON   SHAREHOLDER        YES         AGAINST               FOR

 A SHAREHOLDER PROPOSAL REGARDING HYDRAULIC

FRACTURING WHICH IS OPPOSED BY THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALERO ENERGY CORPORATION

  TICKER:                  VLO                 CUSIP:   91913Y100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RUBEN M. ESCOBEDO        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BOB MARBUT                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT A. PROFUSEK      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF KPMG LLP AS          ISSUER            YES             FOR                  FOR

VALERO ENERGY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: RE-APPROVE THE 2005 OMNIBUS STOCK                 ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #04: VOTE ON AN ADVISORY RESOLUTION TO                 ISSUER            YES             FOR                  FOR

RATIFY THE 2009 COMPENSATION OF THE NAMED EXECUTIVE

OFFICERS LISTED IN THE PROXY STATEMENT'S SUMMARY

COMPENSATION TABLE.

PROPOSAL #05: VOTE ON A STOCKHOLDER PROPOSAL                  SHAREHOLDER        YES         ABSTAIN           AGAINST

ENTITLED, IMPACT OF VALERO'S OPERATIONS ON RAINFOREST

 SUSTAINABILITY.

PROPOSAL #06: VOTE ON A STOCKHOLDER PROPOSAL                  SHAREHOLDER        YES         ABSTAIN           AGAINST

ENTITLED, DISCLOSURE OF POLITICAL CONTRIBUTIONS/TRADE

 ASSOCIATIONS.

PROPOSAL #07: VOTE ON A STOCKHOLDER PROPOSAL                  SHAREHOLDER        YES         AGAINST               FOR

ENTITLED, STOCK RETENTION BY EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD ENERGY ETF

  TICKER:                  VDE                 CUSIP:   92204A306

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN J. BRENNAN                                    ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: CHARLES D. ELLIS                                  ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: EMERSON U. FULLWOOD                             ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: AMY GUTMANN                                           ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: JOANN HEFFERNAN HEISEN                       ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: F. WILLIAM MCNABB III                         ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: ANDRE F. PEROLD                                    ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                              ISSUER             NO              N/A                  N/A

PROPOSAL #2A: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING REAL ESTATE.

PROPOSAL #2B: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: ISSUING

SENIOR SECURITIES.

PROPOSAL #2C: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: BORROWING

 MONEY.

PROPOSAL #2D: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: MAKING

LOANS.

PROPOSAL #2E: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING COMMODITIES.

PROPOSAL #2F: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR

 GROUP OF INDUSTRIES.

PROPOSAL #2G: TO APPROVE UPDATING AND STANDARDIZING          ISSUER             NO              N/A                  N/A

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

ELIMINATION OF OUTDATED FUNDAMENTAL POLICIES NOT

REQUIRED BY LAW.

PROPOSAL #03: SHAREHOLDER PROPOSAL THAT THE BOARD          SHAREHOLDER         NO              N/A                  N/A

INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS

IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARD,

SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES

AGAINST HUMANITY, THE MOST EGREGIOUS VIOLATIONS OF

HUMAN RIGHTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD MARKET LIQUIDITY FUND

  TICKER:                  N/A                 CUSIP:   N/A

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN J. BRENNAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES D. ELLIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMERSON U. FULLWOOD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMY GUTMANN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOANN HEFFERNAN HEISEN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. WILLIAM MCNABB III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDRE F. PEROLD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                              ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING REAL ESTATE.

PROPOSAL #2B: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: ISSUING

SENIOR SECURITIES.

PROPOSAL #2C: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: BORROWING

 MONEY.

PROPOSAL #2D: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: MAKING

LOANS.

PROPOSAL #2E: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING COMMODITIES.

PROPOSAL #2F: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR

 GROUP OF INDUSTRIES.

PROPOSAL #2G: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

ELIMINATION OF OUTDATED FUNDAMENTAL POLICIES NOT

REQUIRED BY LAW.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEATHERFORD INTERNATIONAL LTD

  TICKER:                  WFT                 CUSIP:   H27013103

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT, THE        ISSUER            YES             FOR                  FOR

 CONSOLIDATED FINANCIAL STATEMENTS OF WEATHERFORD

INTERNATIONAL LTD. FOR THE YEAR ENDED DECEMBER 31,

2009 AND THE STATUTORY FINANCIAL STATEMENTS OF

WEATHERFORD INTERNATIONAL LTD. FOR THE YEAR ENDED

DECEMBER 31, 2009.

PROPOSAL #02: DISCHARGE OF THE BOARD OF DIRECTORS AND        ISSUER            YES             FOR                  FOR

 EXECUTIVE OFFICERS FROM LIABILITY FOR ACTIONS DURING

 THE YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #3A: ELECTION OF THE DIRECTOR: BERNARD J.            ISSUER            YES             FOR                  FOR

DUROC-DANNER

PROPOSAL #3B: ELECTION OF THE DIRECTOR: SAMUEL W.              ISSUER            YES             FOR                  FOR

BODMAN, III

PROPOSAL #3C: ELECTION OF THE DIRECTOR: DAVID J.                ISSUER            YES             FOR                  FOR

BUTTERS

PROPOSAL #3D: ELECTION OF THE DIRECTOR: NICHOLAS F.          ISSUER            YES             FOR                  FOR

BRADY

PROPOSAL #3E: ELECTION OF THE DIRECTOR: WILLIAM E.            ISSUER            YES             FOR                  FOR

MACAULAY

PROPOSAL #3F: ELECTION OF THE DIRECTOR: ROBERT B.              ISSUER            YES             FOR                  FOR

MILLARD

PROPOSAL #3G: ELECTION OF THE DIRECTOR: ROBERT K.              ISSUER            YES             FOR                  FOR

MOSES, JR.

PROPOSAL #3H: ELECTION OF THE DIRECTOR: GUILLERMO              ISSUER            YES             FOR                  FOR

ORTIZ

PROPOSAL #3I: ELECTION OF THE DIRECTOR: EMYR JONES            ISSUER            YES             FOR                  FOR

PARRY

PROPOSAL #3J: ELECTION OF THE DIRECTOR: ROBERT A.              ISSUER            YES             FOR                  FOR

RAYNE

PROPOSAL #04: APPOINTMENT OF ERNST & YOUNG LLP AS              ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

YEAR ENDING DECEMBER 31, 2010 AND THE RE-ELECTION OF

ERNST & YOUNG LTD, ZURICH AS STATUTORY AUDITOR FOR

YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #05: APPROVAL OF THE RECLASSIFICATION OF CHF        ISSUER            YES             FOR                  FOR

 475 MILLION OF LEGAL RESERVES (ADDITIONAL PAID-IN

CAPITAL) TO OTHER RESERVES.

PROPOSAL #06: APPROVAL OF AN AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

ARTICLES OF ASSOCIATION TO EXTEND THE COMPANY'S

AUTHORIZED SHARE CAPITAL TO JUNE 23, 2012 AND TO

INCREASE ISSUABLE AUTHORIZED CAPITAL TO AN AMOUNT

EQUAL TO 50% OF STATED CAPITAL AS OF MAY 5, 2010.

PROPOSAL #07: APPROVAL OF AN AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

ARTICLES OF ASSOCIATION TO INCREASE THE AMOUNT OF

CONDITIONAL CAPITAL TO 50% OF STATED CAPITAL AS OF

MAY 5, 2010 AND TO SPECIFY IN THE ARTICLES OF

ASSOCIATION THE AMOUNT OF CONDITIONAL SHARE CAPITAL

THAT MAY BE ALLOCATED TO EACH CATEGORY OF BENEFICIARY

 PROVIDED FOR IN THE ARTICLES.

PROPOSAL #08: APPROVAL OF THE WEATHERFORD                            ISSUER            YES             FOR                  FOR

INTERNATIONAL LTD. 2010 OMNIBUS INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOODSIDE PETROLEUM LTD

  TICKER:                  N/A                 CUSIP:   980228100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report of the Company and the reports of the

Directors and Auditor for the YE 31 DEC 2009

PROPOSAL #2: Re-elect Dr. Andrew Jamieson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XTO ENERGY INC.

  TICKER:                  XTO                 CUSIP:   98385X106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ADOPTION OF THE AGREEMENT AND PLAN OF          ISSUER            YES             FOR                  FOR

MERGER, DATED AS OF DECEMBER 13, 2009, AMONG EXXON

MOBIL CORPORATION, EXXONMOBIL INVESTMENT CORPORATION

AND XTO ENERGY INC.

PROPOSAL #02: ADJOURNMENT OF THE XTO ENERGY INC.                ISSUER            YES             FOR                  FOR

SPECIAL MEETING, IF NECESSARY TO SOLICIT ADDITIONAL

PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO ADOPT

THE MERGER AGREEMENT AT THE TIME OF THE SPECIAL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MINING CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.A: Approve the acquisition of 100%                ISSUER            YES             FOR                  FOR

equity interest in Felix Resources Limited by the

Company by way of a Scheme of Arrangement through

Austar Coal Mine Pty Limited, a wholly-owned

subsidiary of Yancoal Australia Pty Limited ['Yancoal

 Australia Pty'], a wholly-owned subsidiary of the

Company [the 'Transaction']

PROPOSAL #S.1.B: Approve all resolutions passed at            ISSUER            YES             FOR                  FOR

the EGM shall be valid for a period of 12 months from

 the date of passing

PROPOSAL #S.2: Approve the Material Asset                            ISSUER            YES             FOR                  FOR

Restructuring Report of the Company containing, inter

 alia, the following matters in relation to the

Transaction, namely (1) the method of acquisition,

the subject matter of and the counterparty to the

Transaction; (2) the consideration; (3) the method or

 basis for determining the consideration; (4) the

contractual obligations and the liabilities for

breach of contract in respect of the transfer of

title relating to the shares to be acquired; and (5)

the conditions precedent and the effective date of

the Transaction

PROPOSAL #S.3: Approve the Financing Arrangement in          ISSUER            YES             FOR                  FOR

respect of the satisfaction of the consideration for

the Transaction in the amount of AUD 3,333 million

[equivalent to approximately RMB 18,951 million] to

be satisfied by way of bank loans to be provided by

Bank of China, Sydney Branch or a syndicate of banks

led by Bank of China, Sydney Branch to be made in AUD

 or USD equivalent to the amount of RMB 20 billion;

and the issuance of a letter of guarantee by Bank of

China, Shandong Branch in favor of Bank of China,

Sydney Branch at the request of and upon the

application made by the Company to Bank of China,

Shandong Branch; and the provision of the counter-

guarantee by the controlling shareholder of the

Company, Yankuang Group Corporation Limited, to the

PROPOSAL #S.4: Authorize the Board of Directors [the         ISSUER            YES             FOR                  FOR

'Board'] of the Company and Mr. Wu Yuxiang and Mr.

Zhang Baocai, being the Directors of the Company, to

take any action and further actions on behalf of the

Company as they consider necessary, appropriate,

desirable or expedient in connection with the

Transaction in accordance with the requirements of

relevant regulatory authorities and the requirements

of the Transaction itself, including, without

limitation, executing and delivering any and all

agreements, documents and instruments, if any, to

execute and/or perform all necessary and ancillary

actions with respect to the Transaction and to

perfect the Transaction, making any amendments,

revisions, supplements or waivers of any matters in

relation to, or in connection with or incidental to,

the Transaction which they consider are in the

interest of the Company, provided that such

amendments, revisions, supplements or waivers shall

not result in a material change to the terms of the

Transaction; and ratify and consider any or all past

actions by the Board which they may deem or have

deemed in their sole discretion to be necessary with

respect to any of the matters contemplated by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Li Weimin as a Director of            ISSUER            YES             FOR                  FOR

the Company, whose appointment will

PROPOSAL #S.2: Amend the Rules of Procedures for the         ISSUER            YES             FOR                  FOR

Board of Yanzhou Coal Mining Company Limited

PROPOSAL #S.3: Amend the Rules of Procedures for the         ISSUER            YES             FOR                  FOR

Supervisory Committee of Yanzhou Coal Mining Company

Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the mandate on authorizing the        ISSUER            YES             FOR                  FOR

 Board of Directors to repurchase H Shares of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report of the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company the Board for the YE 31

DEC 2009

PROPOSAL #2.: Approve the working report of the                 ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company for the YE 31

DEC 2009

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company as at and for the YE 31 DEC

PROPOSAL #4.: Approve the proposed profit                            ISSUER            YES             FOR                  FOR

distribution plan of the Company for the YE 31 DEC

2009 and to authorize the Board to distribute an

aggregate cash dividend of RMB 1,229.6 million tax

inclusive , equivalent to RMB 0.25 tax inclusive per

share to the shareholders of the Company

PROPOSAL #5.: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Directors and Supervisors of the Company for the YE

31 DEC 2010

PROPOSAL #6.: Re-appointment of Grant Thornton and            ISSUER            YES             FOR                  FOR

Shine Wing Certified Public Accountants Ltd as the

Company's International and PRC Auditors for the year

 2010, respectively, until the conclusion of the next

 AGM and to determine their remuneration arrangements

PROPOSAL #7.: Approve the purchase of liability                 ISSUER            YES         AGAINST           AGAINST

insurance for the Directors, Supervisors and senior

officers of the Company

PROPOSAL #S.8: Approve the proposal regarding the              ISSUER            YES             FOR                  FOR

expansion of the business scope of Yanzhou Coal

Mining Company Limited and amendments to the Articles

 of Association of the Company

PROPOSAL #S.9: Authorize the Board to issue, allot            ISSUER            YES             FOR                  FOR

and deal with additional H Shares in the share

capital of the Company and to make or grant offers,

agreements and options in respect thereof, subject to

 the following terms: i) such mandate shall not

extend beyond the Relevant Period save that the Board

 may during the Relevant Period make or grant offers,

 agreements or options which might require the

exercise of such powers after the end of the Relevant

 Period; ii) the number of shares allotted or agreed

conditionally or unconditionally to be allotted

whether pursuant to an option or otherwise by the

Board shall not exceed 20% of the number of H Shares

in issue as at the date of the this resolution; and

iii) the Board will only exercise its power under

such mandate in accordance with the Company Law of

the PRC and the Rules Governing the Listing of

Securities on the Stock Exchange of Hong Kong Limited

 as amended from time and only if all necessary

approvals from the China Securities Regulatory

Commission and/or other relevant PRC government

authorities are obtained; H Shares means the

overseas-listed foreign invested shares in the share

capital of the Company with a par value of RMB 1.00

each, and which are held and traded in Hong Kong

dollars; Authority expires at the conclusion of the

next AGM of the Company following the passing of this

 resolution or expiration of a 12 month period

following the passing of this resolution or the date

on which the authority set out in this resolution is

revoked or varied by a special resolution of the

shareholders of the Company in a general meeting;

authorize the Board, contingent on the Directors

resolving to issue shares pursuant to this

resolution, to approve, execute and do or procure to

be executed and done, all such documents, deeds and

things as it may consider relevant in connection with

 the issue of such new shares including, but not

limited to, determining the time and place of issue,

making all necessary applications to the relevant

authorities and entering into an underwriting

agreement or any other agreement , to determine the

use of proceeds and to make all necessary filings and

 registrations with the relevant PRC, Hong Kong and

other authorities, and to make such amendments to the

 Articles of Association as it thinks fit so as to

reflect the increase in registered capital of the

Company and to reflect the new share capital

structure of the Company under the intended allotment

 and issue of the shares of the Company pursuant to

PROPOSAL #S.10: Authorize the Board of the Company,          ISSUER            YES             FOR                  FOR

subject to this resolution, to repurchase the issued

H shares of the Company on the Hong Kong Stock

Exchange, subject to and in accordance with all

applicable laws, rules and regulations and/or

requirements of the governmental or regulatory body

of securities in the PRC, the Hong Kong Stock

Exchange or of any other governmental or regulatory

body be approved; the aggregate nominal value of H

Shares of the Company authorized to be repurchased

subject to the approval in this resolution during the

 Relevant Period shall not exceed 10% of the

aggregate nominal value of the issued H Shares of the

 Company as at the date of the passing of this

resolution; i) the passing of a special resolution

with the same terms as the resolution set out in this

 paragraph except for this sub-paragraph (c) (i) at a

 class meeting for the holders of Domestic Shares of

the Company to be held on 25 JUN 2010 or on such

adjourned date as may be applicable ; and the class

meeting for the holders of H Shares to be held on 25

JUN 2010 or on such adjourned date as may be

applicable for such purpose; ii) the approval of the

relevant PRC regulatory authorities as may be

required by laws, rules and regulations of the PRC

being obtained by the Company if appropriate; and

iii) the Company not being required by any of its

creditors to repay or to provide guarantee in respect

 of any amount due to any of them or if the Company

is so required by any of its creditors, the Company

having, in its absolute discretion, repaid or

provided guarantee in respect of such amount pursuant

 to the notification procedure set out in Articles of

 Association; subject to the approval of all relevant

 PRC regulatory authorities for the repurchase of

such H Shares being granted, the Board be authorized

to: i) amend the Articles of Association as it thinks

 fit so as to reduce the registered share capital of

the Company and to reflect the new capital structure

of the Company upon the repurchase of H shares of the

 Company as contemplated in this resolution; and ii)

file the amended Articles of Association with the

relevant governmental authorities of the PRC;

Authority expires at the conclusion of the next AGM

or the expiration of a 12 month period following the

passing of this special resolution or the date on

which the authority set out in this special

resolution is revoked or varied by a special

resolution of the shareholders of the Company in any

general meeting or by a special resolution of holders

 of H shares or holders of domestic shares of the

                                                                          SIGNATURES

  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  VANGUARD SPECIALIZED FUNDS

  By:     /s/F. William McNabb III

             (Heidi Stam)

             F. William McNabb III*

             Chairman and Chief Executive Officer

  Date:   August 31, 2010

      *  By Power of Attorney.  Filed on April 26, 2010, see File Number 33-53683.

                Incorporated by Reference.